[LOGO OF STAR FUNDS]

                                       BOND FUNDS



                                       COMBINED
                                       SEMI-ANNUAL
                                       REPORT

                                       May 31, 1998










                                       The Stellar Insured Tax-Free Bond Fund

                                       Star U.S. Government Income Fund

                                       Star Strategic Income Fund



President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for the Star Bond Funds. The report covers the six-month period from December 1, 1997 through May 31, 1998. It includes a discussion with each Fund's portfolio manager, which covers economic and market conditions and their impact on Fund performance and strategy. Next is a complete list of each Fund's holdings and the financial statements.

Fund-by-fund highlights over the six-month period are as follows:

STELLAR INSURED TAX-FREE BOND FUND

The Stellar Insured Tax-Free Bond Fund is managed to provide income free of federal income tax through a portfolio of municipal bonds.* The Fund paid tax-free dividends totaling $0.23 per share and capital gains totaling $0.03 per share and the net asset value rose from $10.25 to $10.35. Through dividends and the rise in net asset value, the total return of this share class was 3.48%, or (1.15%) adjusted for the sales charge.** By the end of the period, the Fund had attracted $142.5 million in net assets.

STAR U.S. GOVERNMENT INCOME FUND

The Star U.S. Government Income Fund provided shareholders with dividends totaling $0.28 per share through a portfolio that consisted of U.S. Treasury securities (35.6%), government agency securities (29.7%) and corporate bonds (31.7%) at the end of the period. During the period, the net asset value of the Fund's A Shares rose slightly from $9.87 to $9.95. Through income and the rise in net asset value, the A Shares achieved a total return of 3.73%, or 0.08% adjusted for the sales charge.** The Fund's net assets totaled $129.4 million at the end of the period. This report also contains information about the Fund's new share class--B Shares--which began operation on April 27, 1998.

STAR STRATEGIC INCOME FUND

The Star Strategic Income Fund is managed to provide income through a diversified portfolio of investments that, at the end of the period, included corporate bonds (40.3%), government agency bonds (20.2%), real estate investment trusts (18%), common and preferred stocks (9.8%), and international securities (10.7%). The Fund's B Shares paid dividends totaling $0.39 per share and capital gains totaling $0.10 per share. During the period, the net asset value declined from $10.67 to $10.29 due to market conditions. The total return for the B Shares was 1.01%, or (3.99%) adjusted for the maximum contingent deferred sales charge.** At the end of the period, Fund net assets reached $204.1 million.

Thank you for pursuing your income-oriented goals through the Star Bond Funds. We will continue to keep you up-to-date on the details of your investment on a regular basis, through the highest level of service possible.

Sincerely,


/s/ Edward C. Gonzales
Edward C. Gonzales
President

July 15, 1998

--------
 * Income may be subject to the federal alternative minimum tax and state and local taxes.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Investment Reviews
The Stellar Insured Tax-Free Bond Fund

Q The first half of the Fund's fiscal year was a generally positive period for tax-free bonds.* How did the Stellar Insured Tax-Free Bond Fund perform in terms of tax-free dividends and total return?

A In a falling interest rate environment, the Stellar Insured Fund has maintained dividends by avoiding swapping. Net cash flows were directed towards securities with slight premium coupons to shield the dividend payment, while partially enhancing total return.

Q As we reach the midpoint of 1998, what are your expectations for the bond market environment for the rest of the year?

A While we are constructive on interest rates, the municipal market is likely to underperform treasuries due to the increased refunding volume. With little new cash coming into the market, new issues are priced to attract non-traditional or crossover buyers. Yield on recent purchases has been at 90% of comparative treasury yields. We expect this market condition to persist.

Star U.S. Government Income Fund

Q What are your comments on what was a generally positive bond market over the first half of the Fund's fiscal year?

A During the first half of our fiscal year, the U.S. economy continued to witness strong domestic growth which was offset by the dampening effects of Asia. A strong U.S. dollar, shrinking federal budget deficit, and good inflation news, tipped the scales in favor of lower bond yields. Yields for the six month period declined 26 basis points in both shorter and longer maturities. While the yield curve, as measured by 2- to 30-year Treasury issues, was unchanged from beginning to end, there was some steepening early in the first quarter. As for sector performance, concern over earnings and new issuances resulted in muted performance for the corporate bond sector. Mortgage backed securities suffered slightly, due to market worries over faster prepayments that will result from homeowners refinancing their mortgages. Throughout this period, our outlook was constructive on the market, expecting interest rates to decline which helped Fund performance. With the aid of a longer-term outlook and proprietary models, the Fund was able to "lock-in" higher yields while maintaining its high level of income.

Q In this environment, how did the Star U.S. Government Income Fund perform for shareholders in terms of income and total return?

A Income levels remained steady through the period, despite lower market yield levels. Total return for the six months ended May 31, 1998 for A Shares was +3.73%, compared to +3.76% for the Lipper U.S. Government Bond Fund Average.** Fund performance was enhanced by adding incremental yield through corporate bonds and extending the portfolio average maturity during the first quarter.

 *Income may be subject to federal alternative minimum tax and state and local taxes.
**Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return, adjusted for sales charge for the period, for Class A Shares was 0.08%. Total return, based on net asset value and adjusted for the maximum contingent deferred sales charge for the period, for Class B Shares from April 27, 1998 (date of initial public investment) to May 31, 1998, was 1.55% and (3.43%). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.


Q What are your expectations for the rest of the year, and how have you allocated the Fund's portfolio among Treasury, mortgage-backed, agency and corporate bonds?

A Our current market outlook and longer-term themes remain steadfastly bullish. Real bond yields are currently at 4.5% (nominal yield less inflation) which has historically been an attractive level. U.S. bond yields provided some of the highest inflation adjusted yields in the world, further enhancing their attractiveness. Lastly, government borrowing continued to decline. For 1998, the U.S. faces its first budget surplus since 1969 and will redeem more bonds than it issues at a staggering pace. The long-term decline of interest rates that began in 1981 remains fully intact and we expect bond yields to reach 5% by the year 2000 and 4% before 2010. Shorter-term, our outlook has improved and we expect these longer-term themes to exert more of a positive influence on the market.

Treasury securities represent 36% of invested assets. We continue to recommend an overweight allocation in the corporate bond market at 32% of the portfolio. Although performance has lagged, fundamentals for the corporate bond market remain positive. Favored industries include real estate investment trusts (REITs), financials (especially insurance and regional banks), energy, and consumer staples. Mortgage backed securities (MBS) and agency debentures round out the sector outlook with a 30% allocation. We continue to advocate bonds that are protected from early redemption. Historically, low volatility allows for the purchase of better call protection with minimal yield tradeoff.

Star Strategic Income Fund

Q What is your review of the bond market during the first half of the Fund's fiscal year?

A During the first half of our fiscal year, the U.S. economy continued to witness strong domestic growth which was offset by the dampening effects of Asia. A strong U.S. dollar, shrinking federal budget deficit, and good inflation news, tipped the scales in favor of lower bond yields. Yields for the six month period declined 26 basis points in both shorter and longer maturities. While the yield curve as measured by 2- to 30-year Treasury issues was unchanged from beginning to end, there was some steepening early in the first quarter. As for sector performance, concern over earnings and new issuances resulted in muted performance for the corporate bonds. Mortgage backed securities suffered slightly, due to market worries over faster prepayments that will result from homeowners refinancing their mortgages. Throughout this period, our outlook was constructive on the market, expecting interest rates to decline. With the aid of a longer-term outlook and proprietary models, the Fund was able to "lock-in" higher yields while maintaining its high level of income.

Q In this environment, how did the Star Strategic Income Fund perform for shareholders on an income and total return basis?

A The Star Strategic Income Fund seeks to generate high current income as its only objective. Income levels have remained steady for the past six months, despite lower market yield levels. In adjusting to this lower yield environment, we have increased exposure to more value oriented investments such as REITs, alternative capital structures, longer maturity bonds, and preferred shares. Total return for the six months ended May 31, 1998 was +1.01%.* REITs have underperformed significantly in 1998, but offer significant yield advantages over other equity securities. A major advantage for the Strategic Income Fund is its flexibility to allocate assets towards those investments which offer the best value (or yield).

*Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return, adjusted for the maximum contingent deferred sales charge, for the period was (3.99%).


Q With expectations of continued low inflation and slower U.S. economic growth-- and no foreseeable Federal Reserve Board action on rates--what do you see for fixed income securities for the rest of 1998?

A Our current market outlook and longer-term themes remain steadfastly bullish. Real bond yields are currently at 4.5% (nominal yield less inflation) which has historically been an attractive level. U.S. bond yields provided some of the highest inflation adjusted yields in the world, further enhancing their attractiveness. Lastly, government borrowing continued to decline. For 1998, the U.S. faces its first budget surplus since 1969 and will redeem more bonds that it issues at a staggering pace. The long-term decline of interest rates that began in 1981 remains fully intact and we expect bond yields to reach 5% by the year 2000 and 4% before 2010. Shorter-term, our outlook has improved and we expect these longer-term themes to exert more of a positive influence on the market.

In terms of sectors, we continue to allocate 40% of the portfolio towards the corporate bond market. Although performance has lagged, fundamentals for the corporate bond market remain positive. Mortgage backed securities (MBS) represent a 20% allocation for high yield and minimal credit risk. U.S. equity and international investments each represent 10%. REITs complete the sector weights with a 20% allocation.



Portfolios of Investments
THE STELLAR INSURED TAX-FREE BOND FUND__________________________________________
                                                    May 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                                          CREDIT
 PRINCIPAL AMOUNT                                         RATING*         VALUE
-------------------------------------------------------------------------------
 LONG-TERM MUNICIPALS - 96.1%
-------------------------------------------------------------------------------
 ALABAMA - 6.2%
 $2,500,000 Alabama Water PCA, Revenue Bonds, 5.50%
             (AMBAC INS), 8/15/2012                      AAA / Aaa   $2,617,400
  1,750,000 Alabama Water PCA, Revenue Bonds, 6.70%
             (AMBAC INS)/(Original Issue Yield:
             6.75%), 8/15/2006                           AAA / Aaa    1,884,365
  2,500,000 Bessemer, AL Water Revenue, Revenue
             Refunding Bonds, 5.75% (AMBAC
             INS)/(Original Issue Yield: 5.922%),
             7/1/2016                                    AAA / Aaa    2,669,500
  1,500,000 Jefferson County, AL, Sewer Refunding
             Revenue Bonds, 5.65% (MBIA INS)/(Original
             Issue Yield: 5.80%), 9/1/2008               AAA / Aaa    1,627,965
-------------------------------------------------------------------------------
            Total                                                     8,799,230
-------------------------------------------------------------------------------
 ARIZONA - 2.2%
  1,000,000 Mesa, AZ, Revenue Bonds , 5.25% (FGIC
             INS)/ (Original Issue Yield: 5.625%),
             7/1/2016                                    AAA / Aaa    1,017,630
  2,000,000 Mesa, AZ, Revenue Bonds, 5.375% (FGIC
             INS)/ (Original Issue Yield: 5.55%),
             7/1/2015                                    AAA / Aaa    2,068,320
-------------------------------------------------------------------------------
            Total                                                     3,085,950
-------------------------------------------------------------------------------
 CALIFORNIA - 0.7%
  1,000,000 Oakland, CA, Refunding Revenue Bonds,
             7.35% (FGIC INS)/(Original Issue Yield:
             7.45%), 8/1/2003                            AAA / Aaa    1,025,690
-------------------------------------------------------------------------------
 COLORADO - 0.9%
  1,250,000 Colorado Postsecondary Educational
             Facilities, Revenue Bonds, 5.75% (Auraria
             Foundation Project)/(FSA INS)/ (Original
             Issue Yield: 5.85%), 9/1/2010               AAA / Aaa    1,339,325
-------------------------------------------------------------------------------
 CONNECTICUT - 1.4%
  2,000,000 Connecticut State Transportation
             Infrastructure Authority, Refunding
             Revenue Bonds, 5.25% (FGIC INS),
             10/1/2014                                   AAA / Aaa    2,058,500
-------------------------------------------------------------------------------
 FLORIDA - 2.0%
  1,280,000 Florida State Department of
             Transportation, Revenue Bonds, 5.125%
             (FGIC INS)/(Original Issue Yield: 5.15%),
             7/1/2013                                    AAA / Aaa    1,309,926

--------------------------------------------------------------------------------

                                                          CREDIT
 PRINCIPAL AMOUNT                                         RATING*         VALUE
-------------------------------------------------------------------------------
 LONG-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 FLORIDA (CONTINUED)
 $1,500,000 Orlando & Orange County Expressway
             Authority, FL, Revenue Refunding Bonds,
             5.375% (AMBAC INS)/(Original Issue Yield:
             5.53%), 7/1/2008                            AAA / Aaa   $1,585,365
-------------------------------------------------------------------------------
            Total                                                     2,895,291
-------------------------------------------------------------------------------
 ILLINOIS - 14.3%
  2,000,000  Chicago, IL Park District, GO UT, 5.60% (MBIA INS)/(Original Issue
             Yield: 5.75%),
             1/1/2014                                    AAA / Aaa    2,104,820
  1,100,000 Chicago, IL, GO UT Refunding Bonds, 5.375%
             (MBIA INS)/ (Original Issue Yield:
             5.60%), 1/1/2013                            AAA / Aaa    1,168,134
  1,500,000 Cook County, IL, GO UT, 5.375% (MBIA INS)/
             (Original Issue Yield: 5.65%), 11/15/2012   AAA / Aaa    1,550,670
  2,500,000 Illinois Health Facilities Authority,
             Revenue Refunding Bonds, 5.80% (Advocate
             Health Care Network)/(MBIA INS)/
             (Original Issue Yield: 5.90%), 8/15/2016    AAA / Aaa    2,673,400
  1,410,000 Illinois State, GO UT, 5.75% (MBIA INS)/
             (Original Issue Yield: 6.00%), 5/1/2021     AAA / Aaa    1,477,257
  2,225,000 Illinois State, GO UT, 6.10% (MBIA INS)/
             (Original Issue Yield: 6.15%), 2/1/2017     AAA / Aaa    2,414,081
  2,400,000 Mc Henry County, IL Community Unit School
             District No. 200, Series A GO UT, 5.85%
             (FSA INS)/(Original Issue Yield: 5.848%),
             1/1/2016                                    AAA / Aaa    2,578,752
  1,000,000 Northern Illinois University, Revenue
             Bonds, 5.70% (FGIC INS)/(Original Issue
             Yield: 5.85%), 4/1/2016                     NR / Aaa     1,050,610
  2,500,000 Regional Transportation Authority, Series-
             A Revenue Bonds, 6.00% (AMBAC
             INS)/(Original Issue Yield: 6.20%),
             6/1/2009                                    AAA / Aaa    2,736,475
  2,500,000 Will County, IL Forest Preservation
             District, GO UT Refunding Bonds, 6.00% (AMBAC INS)/ (Original Issue
             Yield:
             6.30%), 12/1/2006                           AAA / Aaa    2,676,625
-------------------------------------------------------------------------------
            Total                                                    20,430,824
-------------------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)





THE STELLAR INSURED TAX-FREE BOND FUND__________________________________________
                                                    (Continued)
--------------------------------------------------------------------------------

                                                          CREDIT
 PRINCIPAL AMOUNT                                         RATING*         VALUE
-------------------------------------------------------------------------------
 LONG-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 INDIANA - 1.5%
 $2,000,000 Indiana Transportation Finance Authority,
             Airport Lease Revenue Refunding Bonds
             (Series A), 5.00% (AMBAC INS), 11/1/2007    AAA / Aaa   $2,086,960
-------------------------------------------------------------------------------
 KENTUCKY - 1.8%
  2,500,000  Jefferson County, KY HFDA, Revenue Bonds, 5.50% (University Medical
             Center, Inc.)/(MBIA INS)/ (Original Issue Yield:
             5.65%), 7/1/2017                            AAA / Aaa    2,603,125
-------------------------------------------------------------------------------
 LOUISIANA - 2.5%
  1,000,000 Jefferson Parish, LA, Refunding Revenue
             Bonds, 5.00% (AMBAC INS), 11/1/2011         AAA / NR     1,022,570
  1,500,000 Louisiana PFA, Revenue Bonds, 5.10%
             (Tulane University)/(MBIA INS)/ (Original
             Issue Yield: 5.18%), 11/15/2014             AAA / Aaa    1,515,540
  1,000,000 Terrebonne Parish LA Hospital Service
             District No.1, Refunding Revenue Bonds,
             5.25% (Terrebonne General Medical
             Center)/(AMBAC INS)/(Original Issue
             Yield: 5.40%), 4/1/2014                     AAA / Aaa    1,010,920
-------------------------------------------------------------------------------
            Total                                                     3,549,030
-------------------------------------------------------------------------------
 MASSACHUSETTS - 1.9%
  2,500,000 Massachusetts Water Resources Authority,
             Revenue Bonds, 5.40% (FGIC INS)/(Original
             Issue Yield: 5.50%), 11/1/2011              AAA / Aaa    2,638,075
-------------------------------------------------------------------------------
 MICHIGAN - 9.4%
  1,000,000  Clarkston Community Schools, MI, GO UT, 5.25% (MBIA INS)/ (Original
             Issue Yield:
             5.38%), 5/1/2017                            AAA / Aaa    1,011,320
  2,450,000 Dearborn, MI Economic Development Corp.,
             Revenue Bonds, 5.75% (Oakwood Obligated
             Group)/(FGIC INS)/ (Original Issue Yield:
             5.90%), 11/15/2015                          AAA / Aaa    2,617,580
  1,200,000 Haslett, MI Public School District, GO UT,
             5.70% (MBIA INS)/(Original Issue Yield:
             5.75%), 5/1/2016                            AAA / Aaa    1,267,416
  1,500,000 Lansing, MI Sewer Disposal System, Revenue
             Bonds, 6.25% (MBIA INS)/ (Original Issue
             Yield: 6.795%), 5/1/2007                    AAA / Aaa    1,611,540

--------------------------------------------------------------------------------

                                                          CREDIT
 PRINCIPAL AMOUNT                                         RATING*         VALUE
-------------------------------------------------------------------------------
 LONG-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 MICHIGAN (CONTINUED)
 $2,500,000 Michigan State Comprehensive
             Transportation Board, Refunding Revenue
             Bonds, 5.75%, 5/15/2004                     AA- / A1    $2,684,325
  1,065,000 Richmond, MI Community School District, GO
             UT School Improvements, 5.60% (AMBAC
             INS)/ (Original Issue Yield: 5.85%),
             5/1/2018                                    AAA / Aaa    1,104,213
  1,000,000 Wyoming, MI, Revenue Bonds, 5.25% (MBIA
             INS)/(Original Issue Yield: 5.35%),
             5/1/2018                                    AAA / Aaa    1,009,890
  2,000,000 Ypsilanti, MI School District, GO UT,
             5.60% (FGIC INS)/(Original Issue Yield:
             5.65%), 5/1/2012                            AAA / Aaa    2,119,700
-------------------------------------------------------------------------------
            Total                                                    13,425,984
-------------------------------------------------------------------------------
 MONTANA - 1.4%
  2,000,000  Montana State Health Facilities Authority, Revenue Bonds, 5.125%
             (Sisters of Charity, Leavenworth)/(MBIA INS)/(Original Issue Yield:
             5.26%),
             12/1/2018                                   AAA / Aaa    2,000,820
-------------------------------------------------------------------------------
 NEBRASKA - 0.8%
  1,000,000 Omaha, NE Public Power District, Series-B
             Electric Revenue Bonds, 6.00% (ETM),
             2/1/2007                                    NR / Aa2     1,119,220
-------------------------------------------------------------------------------
 NEVADA - 5.7%
  2,500,000 Clark County, NV School District, GO UT,
             5.75% (FGIC INS), 6/15/2010                 AAA / Aaa    2,701,775
  2,500,000 Clark County, NV School District, GO UT,
             5.80% (MBIA INS)/(Original Issue Yield:
             5.85%), 6/15/2011                           AAA / Aaa    2,682,500
  1,000,000 Clark County, NV, Refunding Revenue Bonds,
             5.90% (MBIA Insurance Corporation
             INS)/(Original Issue Yield: 5.95%),
             6/1/2009                                    AAA / Aaa    1,097,480
  1,500,000 Washoe County, NV School District, GO UT,
             5.75% (MBIA INS)/(Original Issue Yield:
             5.85%), 6/1/2011                            AAA / Aaa    1,610,010
-------------------------------------------------------------------------------
            Total                                                     8,091,765
-------------------------------------------------------------------------------
 OHIO - 18.0%
  2,555,000 Clermont County, OH, GO UT Refunding
             Bonds, 6.00% (AMBAC INS), 5/15/2007         AAA / Aaa    2,762,083

                  (See Notes to the Portfolios of Investments)


THE STELLAR INSURED TAX-FREE BOND FUND__________________________________________
                                                    (Continued)
--------------------------------------------------------------------------------

                                                          CREDIT
 PRINCIPAL AMOUNT                                         RATING*         VALUE
-------------------------------------------------------------------------------
 LONG-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 OHIO (CONTINUED)
 $2,500,000  Cleveland, OH Waterworks, Refunding & Improvement Revenue Bonds
             (Series H), 5.75% (MBIA INS)/ (Original Issue Yield:
             5.84%), 1/1/2016                            AAA / Aaa   $2,666,825
  1,000,000 Columbus, OH Sewer System, Refunding
             Revenue Bonds, 6.25% (Original Issue
             Yield: 6.60%), 6/1/2008                     AA- / Aa3    1,088,690
  3,000,000 Columbus, OH Water System, Revenue
             Refunding Bonds, 6.375%, 11/1/2010          AA- / Aa3    3,234,930
  3,500,000 Greater Cleveland Regional Transportation
             Authority, OH, GO UT, 5.65% (FGIC INS)/
             (Original Issue Yield: 5.73%), 12/1/2016    NR / Aaa     3,702,475
  1,000,000 Hamilton County, OH Hospital Facilities
             Authority, Refunding Revenue Bonds, 5.20%
             (Children's Hospital Medical Center,
             Cincinnati)/(FGIC INS)/(Original Issue
             Yield: 5.35%), 5/15/2009                    AAA / Aaa    1,062,250
  2,000,000 Montgomery County, OH, Water Revenue
             Bonds, 6.25% (Greater Moraine-Beaver
             Creek)/ (FGIC INS)/(Original Issue Yield:
             6.45%), 11/15/2012                          AAA / Aaa    2,181,300
  1,000,000 Ohio State Building Authority, Adult
             Correctional Facilities Revenue Bonds,
             5.70% (Adult Correctional
             Facilities)/(MBIA INS)/ (Original Issue
             Yield: 5.80%), 10/1/2006                    AAA / Aaa    1,089,830
  1,000,000 Ohio State Building Authority, Revenue
             Bonds, 6.00% (State Facilities-
             Administration Building)/(MBIA INS)/
             (Original Issue Yield: 6.05%), 10/1/2008    AAA / Aaa    1,103,950
  1,225,000 Ohio State Building Authority, Revenue
             Bonds, 6.00% (State Facilities-
             Administration Building)/(MBIA INS)/
             (Original Issue Yield: 6.10%), 10/1/2009    AAA / Aaa    1,355,940

--------------------------------------------------------------------------------

                                                          CREDIT
 PRINCIPAL AMOUNT                                         RATING*         VALUE
-------------------------------------------------------------------------------
 LONG-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 OHIO (CONTINUED)
 $1,000,000 Ohio State Turnpike Commission, Series A,
             5.70% (MBIA INS)/ (Original Issue Yield:
             5.75%), 2/15/2013                           AAA / Aaa   $1,073,460
  2,000,000 Ohio State Water Development Authority,
             Pollution Control Revenue Bonds, 5.25%
             (MBIA INS)/(Original Issue Yield: 5.35%),
             12/1/2009                                   AAA / Aaa    2,102,680
  1,000,000 Ohio State Water Development Authority,
             Revenue Bonds, 5.80% (AMBAC
             INS)/(Original Issue Yield: 5.90%),
             12/1/2011                                   AAA / Aaa    1,119,180
  1,000,000 Sylvania, OH City School District, GO UT,
             5.80% (FGIC INS), 12/1/2015                 AAA / Aaa    1,071,470
-------------------------------------------------------------------------------
            Total                                                    25,615,063
-------------------------------------------------------------------------------
 PENNSYLVANIA - 4.6%
  1,000,000 Bucks County, PA Water & Sewer Authority,
             Revenue Bonds, 5.55% (FGIC INS)/(Original
             Issue Yield: 5.65%), 12/1/2017              AAA / Aaa    1,037,020
  2,000,000 Chester Upland School Authority, PA,
             Revenue Bonds (Series A), 5.25% (FSA
             INS)/(Original Issue Yield: 5.35%),
             9/1/2017                                    AAA / Aaa    2,021,760
  1,320,000 Pennsylvania Infrastructure Investment
             Authority, Subseries-A Revenue Bonds,
             6.90%, 9/1/2003                             AA+ / NR     1,392,098
  2,000,000 Somerset County, PA General Authority,
             Commonwealth Lease Revenue Bonds, 6.60%
             (FGIC INS)/(Original Issue Yield: 6.70%),
             11/15/2002 (PRF 10/15/2001@100)             AAA / Aaa    2,162,340
-------------------------------------------------------------------------------
            Total                                                     6,613,218
-------------------------------------------------------------------------------
 SOUTH CAROLINA - 1.2%
  1,750,000 Spartanburg, SC, Water Revenue Bonds,
             5.00% (FGIC INS), 6/1/2019                  AAA / Aaa    1,729,823
-------------------------------------------------------------------------------
 TEXAS - 5.6%
  2,500,000  Harris County, TX HFDC, Revenue Refunding Bonds, 5.75% (Memorial
             Hospital System)/(MBIA INS)/(Original Issue Yield:
             5.77%), 6/1/2019                            AAA / Aaa    2,648,525
  2,500,000 Port Houston Authority, TX Harris County,
             Revenue Refunding Bonds, 6.50% (MBIA
             INS)/(Original Issue Yield: 6.59%),
             5/1/2005                                    AAA / Aaa    2,686,200

                  (See Notes to the Portfolios of Investments)

                                                                               7

THE STELLAR INSURED TAX-FREE BOND FUND__________________________________________
                                                    (Continued)
--------------------------------------------------------------------------------

                                                         CREDIT
 PRINCIPAL AMOUNT                                        RATING*         VALUE
------------------------------------------------------------------------------
 LONG-TERM MUNICIPALS (CONTINUED)
------------------------------------------------------------------------------
 TEXAS (CONTINUED)
 $2,500,000 Texas Water Development Board, Revenue
             Bonds, 5.50% (Original Issue Yield:
             5.55%), 7/15/2010                          AAA / Aa1   $2,652,750
------------------------------------------------------------------------------
            Total                                                    7,987,475
------------------------------------------------------------------------------
 UTAH - 3.7%
  2,500,000  Davis County, UT School District, GO UT, 5.70% (MBIA INS)/(Original
             Issue Yield:
             5.75%), 6/1/2007                           AAA / Aaa    2,677,750
  2,400,000 Jordan, UT School District, GO UT, 5.90%,
             6/15/2004                                  NR / Aa3     2,581,200
------------------------------------------------------------------------------
            Total                                                    5,258,950
------------------------------------------------------------------------------
 VIRGINIA - 0.8%
  1,000,000 Chesapeake Bay Bridge & Tunnel District,
             VA, Revenue Bonds, 5.60% (FGIC
             INS)/(Original Issue Yield: 5.75%),
             7/1/2007                                   AAA / Aaa    1,085,770
------------------------------------------------------------------------------
 WASHINGTON - 3.9%
  2,500,000  Seattle, WA Municipal Lighting & Power, Revenue Bonds, 6.10%,
             7/1/2005 (PRF
             7/1/2004@102)                              AA / Aa2     2,789,425
  2,500,000 Tacoma, WA Electric System, Revenue
             Refunding Bonds, 6.15% (AMBAC
             INS)/(Original Issue Yield: 6.25%),
             1/1/2008                                   AAA / Aaa    2,701,200
------------------------------------------------------------------------------
            Total                                                    5,490,625
------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          CREDIT
 PRINCIPAL AMOUNT OR SHARES                               RATING*         VALUE
-------------------------------------------------------------------------------
 LONG-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 WISCONSIN - 5.6%
 $1,000,000 Beloit, WI School District, GO UT, 6.125%
             (MBIA INS)/(Original Issue Yield: 6.20%),
             10/1/2007 (PRF 10/1/2001@100)               AAA / Aaa   $1,065,580
  2,460,000 Wisconsin Health and Educational
             Facilities Authority, Revenue Bonds,
             5.60% (Aurora Medical Group)/(FSA INS),
             11/15/2016                                  AAA / Aaa    2,553,529
  2,000,000 Wisconsin Health and Educational
             Facilities Authority, Revenue Bonds,
             6.00% (Meriter Hospital, Inc.)/(MBIA
             INS)/(Original Issue Yield: 6.125%),
             12/1/2017                                   AAA / Aaa    2,160,200
  2,095,000 Wisconsin State, GO UT, 5.50% (FGIC INS)/
             (Original Issue Yield: 5.60%), 5/1/2010     AAA / Aaa    2,231,636
-------------------------------------------------------------------------------
            Total                                                     8,010,945
-------------------------------------------------------------------------------
 TOTAL LONG-TERM MUNICIPALS
  (IDENTIFIED COST $129,944,607)                                    136,941,658
-------------------------------------------------------------------------------
 MUTUAL FUND SHARES - 2.3%
-------------------------------------------------------------------------------
  3,318,428 SEI Tax Exempt Money Market Fund (AT NET
             ASSET VALUE)                                             3,318,428
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (IDENTIFIED COST AND VALUE $133,263,035)                         $140,260,086
-------------------------------------------------------------------------------

STAR U.S. GOVERNMENT INCOME FUND________________________________________________
                                              May 31, 1998 (unaudited)
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                        VALUE
------------------------------------------------------------------------------
 CORPORATE BONDS - 31.7%
------------------------------------------------------------------------------
 BANKING - 1.3%
 $1,500,000 Citicorp, 8.625%, 12/1/2002                             $1,651,620
------------------------------------------------------------------------------
 CHEMICALS - 1.1%
  1,330,513 Dow Chemical Co., 7.60%, 1/2/2002                        1,368,333
------------------------------------------------------------------------------
 FINANCE - 11.0%
  3,000,000 Associates Corp. of North America, 6.68%, 9/17/1999      3,031,050
  2,000,000 Associates Corp. of North America, 7.25%, 5/22/2006      2,125,660
    500,000 Ford Motor Credit Corp., 6.11%, 12/28/2001                 500,495
  3,750,000 International Lease Finance Corp., 6.25%, 10/15/2000     3,778,388
    250,000 International Lease Finance Corp., 8.375%, 12/15/2004      279,060
  1,000,000 Irvine Apartment Communities, Inc., 7.00%, 10/1/2007     1,015,590

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                   VALUE
-------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
-------------------------------------------------------------------------
 FINANCE (CONTINUED)
 $1,000,000 Lehman Brothers, Inc., 7.125%, 7/15/2002           $1,033,850
  1,000,000 NationsBank Corp., 5.75%, 3/15/2001                   995,990
  1,500,000 Sears Roebuck Acceptance Corp., 7.00%, 6/15/2007    1,568,355
-------------------------------------------------------------------------
            Total                                              14,328,438
-------------------------------------------------------------------------
 FOOD & BEVERAGE - 0.6%
    750,000 McDonald's Corp., 8.375%, 10/29/1999                  775,463
-------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS - 0.8%
  1,000,000 Procter & Gamble Co., 7.375%, 3/1/2023              1,044,050
-------------------------------------------------------------------------
 INTERNATIONAL - 4.2%
  1,000,000 Alcan Aluminum Corp., 7.25%, 12/15/1999             1,020,510
  1,500,000 Philips Electronics N.V., 6.75%, 8/15/2003          1,529,550
    430,000 TransCanada PipeLines Ltd., 8.625%, 5/15/2012         509,382

                  (See Notes to the Portfolios of Investments)


STAR U.S. GOVERNMENT INCOME FUND________________________________________________
                                              (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                           VALUE
-------------------------------------------------
 CORPORATE BONDS (CONTINUED)
-------------------------------------------------
 INTERNATIONAL (CONTINUED)
 $2,000,000 TransCanada PipeLines
             Ltd., 9.125%, 4/20/2006   $2,341,380
-------------------------------------------------
            Total                       5,400,822
-------------------------------------------------
 OIL - 3.8%
  1,000,000 Ashland, Inc., 7.90%,
            8/5/2006                    1,100,780
    600,000 Chevron Capital USA,
             Inc., 7.45%, 8/15/2004       625,974
  3,000,000 Occidental Petroleum
             Corp., 8.50%, 11/9/2001    3,215,220
-------------------------------------------------
            Total                       4,941,974
-------------------------------------------------
 REAL ESTATE - 4.0%
  1,000,000 Highwoods Forsyth LP,
            7.19%, 6/15/2004            1,016,320
  2,000,000 Meditrust Corp., 7.82%,
            9/10/2026                   2,050,800
  1,000,000 Post Apartment Homes LP,
             7.30%, 4/1/2004            1,037,930
  1,000,000 United Dominion Realty
             Trust, Inc., 7.95%,
             7/12/2006                  1,076,160
-------------------------------------------------
            Total                       5,181,210
-------------------------------------------------
 TELECOMMUNICATIONS - 1.2%
  1,500,000 GTE Corp., 7.83%,
            5/1/2023                    1,566,825
-------------------------------------------------
 UTILITIES - ELECTRIC - 3.7%
  4,250,000 Georgia Power Co.,
            6.625%, 4/1/2003            4,290,885
    500,000 Northern Illinois Gas,
            7.26%, 10/15/2025             520,045
-------------------------------------------------
            Total                       4,810,930
-------------------------------------------------
 TOTAL CORPORATE BONDS (IDENTIFIED
  COST $40,112,094)                    41,069,665
-------------------------------------------------
 GOVERNMENT AGENCIES - 29.7%
-------------------------------------------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.5% 7,500,000 6.50%, 2/15/2023, REMIC
             (Series 1669-G)            7,615,575
  2,000,000 7.585%, 9/19/2006           2,093,660
-------------------------------------------------
            Total                       9,709,235
-------------------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIA-
  TION - 22.2%
  1,500,000 5.36%, 2/16/2001            1,487,955
  5,000,000 6.00%, 2/25/2011, REMIC
             (Series 1996-21-PK)        4,915,550
    366,274 Federal National
             Mortgage Association,
             6.000%, 8/1/2013             362,153
  3,000,000 6.03%, 7/7/1999             3,011,820
  5,500,000 6.14%, 11/25/2005           5,598,285

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT OR SHARES                                           VALUE
---------------------------------------------------------------------------
 GOVERNMENT AGENCIES (CONTINUED)
---------------------------------------------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
 $3,500,000 6.17%, 11/9/2000                                     $3,497,869
  1,250,000 6.50%, 11/25/2007, REMIC
             (Series 1993-118-H)                                  1,267,038
  4,250,000 6.50%, 4/25/2023, REMIC
             (Series 1993-210-PL)                                 4,285,658
  4,042,000 7.25%, 1/17/2021, REMIC
             (Series G94-6-PE)                                    4,172,840
     69,586 7.25%, 2/25/2017, REMIC
             (Series 1992-36-PG)                                     69,586
---------------------------------------------------------------------------
            Total                                                28,668,754
---------------------------------------------------------------------------
 TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $37,078,196)         38,377,989
---------------------------------------------------------------------------
 U.S. TREASURY - 35.6%
---------------------------------------------------------------------------
 TREASURY BONDS - 26.3%
 10,000,000 United States Treasury Bond, 6.75%, 8/15/2026        11,175,700
  7,400,000 United States Treasury Bond, 7.125%, 2/15/2023        8,561,948
  4,925,000 United States Treasury Bond, 7.50%, 11/15/2016        5,807,215
  3,500,000 United States Treasury Bond, 8.125%, 8/15/2019        4,429,530
  3,000,000 United States Treasury Bond, 9.00%, 11/15/2018        4,094,340
---------------------------------------------------------------------------
            Total                                                34,068,733
---------------------------------------------------------------------------
 TREASURY NOTES - 9.3%
  8,425,000 United States Treasury Note, 5.625%, 12/31/1999       8,436,456
  3,500,000 United States Treasury Note, 7.75%, 11/30/1999        3,610,145
---------------------------------------------------------------------------
            Total                                                12,046,601
---------------------------------------------------------------------------
 TOTAL U.S. TREASURY (IDENTIFIED COST $44,217,762)               46,115,334
---------------------------------------------------------------------------
 MUTUAL FUNDS - 0.1%
    158,313 Flex Funds (AT NET ASSET VALUE)                         158,313
---------------------------------------------------------------------------
 (A)REPURCHASE AGREEMENT - 2.1%
 $2,693,000 Donaldson, Lufkin and Jenrette Securities Corp.,
             5.53%, dated 5/29/1998, due 6/1/1998
             (AT AMORTIZED COST)                                  2,693,000
---------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (IDENTIFIED COST AND VALUE $124,259,365)                     $128,414,301
---------------------------------------------------------------------------

STAR STRATEGIC INCOME FUND______________________________________________________
                                    May 31, 1998 (unaudited)
--------------------------------------------------------------------------------

 SHARES                                      VALUE
--------------------------------------------------
 COMMON STOCKS - 5.3%
--------------------------------------------------
 AEROSPACE - 0.2%
      5,000 Honeywell, Inc.               $419,687
--------------------------------------------------
 APPLIANCES & FURNISHINGS - 0.1%
      2,857 Whirlpool Corp.                195,169
--------------------------------------------------
 BANKS & SAVINGS INSTITUTIONS - 1.0%
     20,000 Banc One Corp.               1,102,500
     15,000 Bank of New York Co., Inc.     916,875
--------------------------------------------------
            Total                        2,019,375
--------------------------------------------------

--------------------------------------------------------------------------------

 SHARES                                       VALUE
---------------------------------------------------
 COMMON STOCKS (CONTINUED)
---------------------------------------------------
 ELECTRIC - 1.8%
     20,000 Cinergy Corp.                  $646,250
     10,000 Duke Energy Corp.               576,250
     35,000 GPU, Inc.                     1,347,500
     38,942 Kansas City Power And Light   1,119,582
---------------------------------------------------
            Total                         3,689,582
---------------------------------------------------
 INSURANCE - 0.8%
     35,000 Ohio Casualty Corp.           1,706,250
---------------------------------------------------

                  (See Notes to the Portfolios of Investments)


STAR STRATEGIC INCOME FUND______________________________________________________
                                    (Continued)
--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT                                             VALUE
-----------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
 OIL - 0.4%
     10,000 Chevron Corp.                                            $798,750
-----------------------------------------------------------------------------
 RETAIL - 0.2%
      5,000 Sears, Roebuck & Co.                                      309,062
-----------------------------------------------------------------------------
 TELECOMMUNICATIONS - 0.8%
     15,000 SBC Communications, Inc.                                  583,125
     22,000 U.S. West, Inc.                                         1,116,500
-----------------------------------------------------------------------------
            Total                                                   1,699,625
-----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (IDENTIFIED COST $11,429,881)                 10,837,500
-----------------------------------------------------------------------------
 PREFERRED STOCKS - 4.5%
-----------------------------------------------------------------------------
 ENERGY - 0.9%
     70,000 Enron Capital Trust, Pfd., $2.08                        1,802,500
-----------------------------------------------------------------------------
 FINANCE - 1.4%
    111,000 PLC Capital Trust I, Pfd., Series B, $2.06              2,886,000
-----------------------------------------------------------------------------
 INSURANCE - 2.0%
    160,000 Travelers P&C Capital I, Pfd., $2.02                    4,180,000
-----------------------------------------------------------------------------
 UTILITIES - 0.2%
     15,000 Alabama Power Capital Trust II, Pfd., $1.90               383,445
-----------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (IDENTIFIED COST $9,178,906)                9,251,945
-----------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS - 18.0%
     20,000 American Health Properties, Inc.                          555,000
    167,700 Capstead Mortgage Corp.                                 3,060,525
    277,300 Dynex Capital, Inc.                                     3,310,269
     60,625 Glimcher Realty Trust                                   1,261,758
     19,637 Healthcare Realty Trust, Inc.                             555,973
     15,000 Highwoods Properties, Inc.                                495,000
     44,296 Highwoods Properties, Inc., Pfd., $2.00                 1,085,252
    169,000 IMPAC Mortgage Holdings, Inc.                           2,651,187
     42,100 Kimco Realty Corp., Cumulative Pfd., $2.13              1,089,337
    137,600 LTC Properties, Inc.                                    2,760,600
     99,973 Meditrust Corp.                                         2,817,989
     40,000 Merry Land and Investment Co.                             887,500
     70,000 National Health Investors, Inc.                         2,471,875
     76,100 Omega Healthcare Investors                              2,620,694
     19,727 Omega Worldwide, Inc.                                     167,679
     64,356 Pennsylvania Real Estate Investment Trust               1,516,388
     45,000 Public Storage, Inc., Pfd., Series F, $2.44             1,251,563
     55,000 RFS Hotel Investors, Inc.                               1,093,125
     85,000 Thornburg Mortgage Asset Co.                            1,195,312
    157,600 Town & Country Trust                                    2,590,550
     40,000 United Dominion Realty Trust, Inc.                        565,000
     40,000 United Dominion Realty Trust, Inc., Cumulative Pfd.,
             $2.15                                                  1,032,500
     15,000 United Dominion Realty Trust, Inc., Pfd., Series A,
             $2.31                                                    395,625
    114,000 Winston Hotels, Inc.                                    1,368,000
-----------------------------------------------------------------------------
 TOTAL REAL ESTATE INVESTMENT TRUSTS
  (IDENTIFIED COST $39,894,875)                                    36,798,701
-----------------------------------------------------------------------------
 CORPORATE BONDS - 40.3%
-----------------------------------------------------------------------------
 BANKS & SAVINGS INSTITUTIONS - 1.8%
   $500,000 Capital Holding Corp., 9.25%, 5/7/2001                    543,949
  3,000,000 Citicorp, 7.25%, 10/15/2011                             3,204,390
-----------------------------------------------------------------------------
            Total                                                   3,748,339
-----------------------------------------------------------------------------
 COMPUTERS - 1.0%
  2,000,000 Dell Computer Corp., 7.10%, 4/15/2028                   2,030,900
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                        VALUE
------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
 DIVERSIFIED ENERGY - 2.3%
 $1,943,000 Occidental Petroleum Corp., 10.125%, 9/15/2009          $2,514,961
  2,000,000 Occidental Petroleum Corp., 10.69%, 7/27/2000            2,183,980
------------------------------------------------------------------------------
            Total                                                    4,698,941
------------------------------------------------------------------------------
 ELECTRONICS - 0.5%
  1,000,000 Loral Corp., 7.625%, 6/15/2025                           1,105,850
------------------------------------------------------------------------------
 ENERGY - 3.6%
  1,500,000 Ashland, Inc., 7.78%, 9/19/2016                          1,611,045
    750,000 Ashland, Inc., Series F, 7.90%, 8/5/2006                   825,585
  2,000,000 Atlantic Richfield Co., Series B, 8.60%, 5/15/2012 2,408,620
  1,000,000 Chevron Capital USA, Inc., 7.45%, 8/15/2004 1,043,290 1,000,000
  Coastal Corp., 9.625%, 5/15/2012 1,265,490
    289,000 Duke Energy Corp., 7.875%, 5/1/2024                        299,898
------------------------------------------------------------------------------
            Total                                                    7,453,928
------------------------------------------------------------------------------
 ENERGY - OIL EXPLORATION - 1.6%
  2,900,000 Noble Affiliates, Inc., 8.00%, 4/1/2027                  3,313,279
------------------------------------------------------------------------------
 FINANCE - 9.9%
  1,500,000 Associates Corp. of North America, Medium Term Note,
             7.25%, 5/22/2006                                        1,594,245
  4,000,000 Banc One Corp., 8.00%, 4/29/2027                         4,627,320
  2,000,000 Highwoods Forsyth LP, 7.19%, 6/15/2004                   2,032,640
  1,500,000 International Lease Finance Corp., 8.375%, 12/15/2004    1,674,360
  2,000,000 Lehman Brothers, Inc., 6.625%, 2/15/2008                 2,020,360
  3,500,000 Lehman Brothers Holdings, Inc., 7.25%, 10/15/2003        3,656,590
  4,150,000 Nationsbank Capital Trust IV, 8.25%, 4/15/2027           4,604,674
     56,161 Saxon Mortgage Securities Corp., 5.25%, 4/25/2024           55,991
------------------------------------------------------------------------------
            Total                                                   20,266,180
------------------------------------------------------------------------------
 GROCERY STORE - RETAIL - 1.1%
  2,000,000 Safeway, Inc., Medium Term Note, 8.57%, 4/1/2003         2,192,800
------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS - 1.0%
  2,000,000 Procter & Gamble Co., 7.375%, 3/1/2023                   2,088,100
------------------------------------------------------------------------------
 INDUSTRIAL - 3.2%
  2,200,000 Fort James Corp., 6.625%, 9/15/2004                      2,236,058
  2,000,000 Lockheed Martin Corp., 7.875%, 3/15/2023                 2,122,400
  2,000,000 Weyerhaeuser Co., 7.50%, 3/1/2013                        2,181,600
------------------------------------------------------------------------------
            Total                                                    6,540,058
------------------------------------------------------------------------------
 INSURANCE - 1.1%
  2,000,000 Ohio National Life Insurance Co., 8.875%, 7/15/2004      2,211,960
------------------------------------------------------------------------------
 MANUFACTURING - 0.1%
    250,000 Eastman Kodak Co., 9.875%, 11/1/2004                       254,558
------------------------------------------------------------------------------
 OFFICE & BUSINESS EQUIPMENT - 1.2%
  2,450,000 International Business Machines Corp., 6.50%,
             1/15/2028                                               2,428,832
------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUST - 5.5%
  1,125,000 Irvine Apartment Communities, Inc., 7.00%, 10/1/2007     1,142,539
    200,000 Meditrust Corp., 7.60%, 7/15/2001                          204,468

                  (See Notes to the Portfolios of Investments)


STAR STRATEGIC INCOME FUND______________________________________________________
                                   (Continued)
--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT OR SHARES                                             VALUE
-----------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUST (CONTINUED)
 $1,000,000 Post Apartment Homes LP, 7.30%, 4/1/2004               $1,037,930
  5,000,000 Spieker Properties, Inc., 8.00%, 7/19/2005              5,356,050
  3,175,000 United Dominion Realty Trust, Inc., 7.25%, 1/15/2007    3,273,330
-----------------------------------------------------------------------------
            Total                                                  11,014,317
-----------------------------------------------------------------------------
 RETAILING & APPAREL - 2.0%
  1,000,000 Federated Department Stores, Inc., 7.45%, 7/15/2017     1,060,990
  1,000,000 Penney (J.C.) Co., Inc., 7.95%, 4/1/2017                1,124,000
  1,050,000 Penney (J.C.) Co., Inc., 9.45%, 7/15/2002               1,116,707
    725,000 Sears, Roebuck & Co., 8.66%, 10/2/2006                    841,856
-----------------------------------------------------------------------------
            Total                                                   4,143,553
-----------------------------------------------------------------------------
 TELECOMMUNICATIONS - 1.8%
  3,500,000 GTE Corp., 7.83%, 5/1/2023                              3,655,925
-----------------------------------------------------------------------------
 TOBACCO - 1.0%
  1,029,000 Philip Morris Cos., Inc., 8.625%, 3/1/1999              1,048,376
  1,017,000 Philip Morris Cos., Inc., 7.125%, 8/15/2002             1,042,171
-----------------------------------------------------------------------------
            Total                                                   2,090,547
-----------------------------------------------------------------------------
 UTILITIES - 1.6%
  2,000,000 Northern Illinois Gas, 7.26%, 10/15/2025                2,080,180
  1,000,000 Pacific Bell, 8.50%, 8/15/2031                          1,096,450
-----------------------------------------------------------------------------
            Total                                                   3,176,630
-----------------------------------------------------------------------------
 TOTAL CORPORATE BONDS (IDENTIFIED COST $80,169,710)               82,414,697
-----------------------------------------------------------------------------
 INTERNATIONAL SECURITIES - 10.7%
-----------------------------------------------------------------------------
 CLOSED-END INVESTMENT COMPANIES - 2.1%
    220,000 First Commonwealth Fund Inc.                            2,447,500
    265,000 Kleinwort Benson Australian Income Fund                 1,904,687
-----------------------------------------------------------------------------
            Total                                                   4,352,187
-----------------------------------------------------------------------------
 ELECTRONICS - 1.1%
  1,000,000 Philips Electronics N.V., 6.75%, 8/15/2003              1,019,700
  1,100,000 Philips Electronics N.V., 8.375%, 9/15/2006             1,234,981
-----------------------------------------------------------------------------
            Total                                                   2,254,681
-----------------------------------------------------------------------------
 FINANCE - 4.8%
  3,000,000 ABN-AMRO Bank NV, New York, 7.75%, 5/15/2023            3,321,864
  3,000,000 Societe Generale, New York, 7.40%, 6/1/2006             3,163,110
  3,000,000 Zurich Capital Trust, 8.376%, 6/1/2037                  3,313,440
-----------------------------------------------------------------------------
            Total                                                   9,798,414
-----------------------------------------------------------------------------
 INTERNATIONAL OIL - 2.7%
    129,300 TransCanada PipeLines Ltd., Pfd., $2.13                 3,394,125
  1,525,000 TransCanada PipeLines Ltd., 9.875%, 1/1/2021            2,064,743
-----------------------------------------------------------------------------
            Total                                                   5,458,868
-----------------------------------------------------------------------------
 TOTAL INTERNATIONAL SECURITIES (IDENTIFIED COST $22,233,639)      21,864,150
-----------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCIES - 20.2%
-----------------------------------------------------------------------------
 FEDERAL HOME LOAN BANK - 1.3%
    722,918 9.00%, 5/1/2021                                           774,881
    145,983 11.00%, 4/1/2003                                          156,885

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT, SHARES OR CONTRACTS                                VALUE
---------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCIES (CONTINUED)
---------------------------------------------------------------------------
 FEDERAL HOME LOAN BANK (CONTINUED)
 $1,558,116 8.50%, 6/1/2024                                      $1,645,277
---------------------------------------------------------------------------
            Total                                                 2,577,043
---------------------------------------------------------------------------
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.2%
  2,000,000 10.00%, REMIC, 1/15/2021                              2,235,500
    670,000 10.00%, REMIC, 12/15/2020                               750,025
  1,100,000 9.50%, REMIC, 6/25/2020                               1,194,292
    207,310 8.00%, REMIC, 7/15/2020                                 208,574
  2,000,000 7.50%, REMIC, 5/20/2024                               2,040,120
  3,092,495 7.50%, REMIC, 7/15/2021                               3,140,027
  3,250,000 7.00%, REMIC, 1/15/2022                               3,286,563
  2,000,000 6.50%, REMIC, 3/15/2026                               1,936,800
---------------------------------------------------------------------------
            Total                                                14,791,901
---------------------------------------------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.0%
    109,236 10.00%, REMIC, 12/25/2018                               112,589
    197,966 9.40%, REMIC, 6/25/2019                                 201,796
  1,000,000 9.00%, REMIC, 11/25/2019                              1,055,790
    483,409 8.40%, REMIC, 8/25/2019                                 506,622
  2,000,000 7.75%, REMIC, 5/25/2021                               2,069,800
  3,000,000 7.50%, REMIC, 9/25/2019                               3,019,200
  2,200,000 7.50%, REMIC, 5/25/2020                               2,235,904
     28,704 7.25%, REMIC, 2/25/2017                                  28,704
  3,000,000 6.50%, 6/1/2099                                       2,981,250
---------------------------------------------------------------------------
            Total                                                12,211,655
---------------------------------------------------------------------------
 GOVERNMENT NATIONAL MORTGAGE ASSOC. - 5.7%
    157,155 9.00%, 7/15/2016                                        169,875
  2,840,826 8.00%, 8/20/2026                                      2,937,585
    744,843 8.00%, 11/20/2026                                       770,212
  1,938,649 7.50%, 2/20/2027                                      1,988,937
  4,000,000 7.50%, REMIC, 5/16/2023                               4,117,720
    452,065 9.00%, 1/15/2022                                        486,960
  1,095,308 7.50%, 12/15/2026                                     1,129,196
---------------------------------------------------------------------------
            Total                                                11,600,485
---------------------------------------------------------------------------
 TOTAL U.S. GOVERNMENT AND AGENCIES
  (IDENTIFIED COST $40,938,975)                                  41,181,084
---------------------------------------------------------------------------
 MUTUAL FUNDS SHARES - 0.2%
    356,068 Flex Funds (AT NET ASSET VALUE)                         356,068
---------------------------------------------------------------------------
 (A)REPURCHASE AGREEMENT - 0.5%
   $959,000 Donaldson, Lufkin and Jenrette Securities Corp.,
             5.53%, dated 5/29/1998, due 6/1/1998 (AT
             AMORTIZED COST)                                        959,000
---------------------------------------------------------------------------
 OPTIONS PURCHASED - 0.0%
        100 Put option on Lyondell, expires 9/19/1998,
             strike @ 22.5                                            1,875
         35 Put option on Coca Cola, expires 1/16/1999,
             strike @ 40                                                437
         15 Put option on Exxon, expires 1/16/1999, strike @
             35                                                         563
         50 Put option on Safeway, expires 6/20/1998, strike
             @ 37.5                                                   2,813
          5 Put option on Pier 1 Imports, expires 6/20/1998,
             strike @ 25                                                375
---------------------------------------------------------------------------
 TOTAL OPTIONS PURCHASED (IDENTIFIED COST $21,522)                    6,063
---------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (IDENTIFIED COST AND VALUE $205,182,576)                     $203,669,208
---------------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)


 Notes to Portfolios of Investments
(a)The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at date of the portfolio.
*Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

The following abbreviations are used in these portfolios: AMBAC--American Municipal Bond Assurance Corporation ETM--Escrowed to Maturity FGIC--Financial Guaranty Insurance Company FSA--Financial Security Assurance GO--General Obligation HFDA--Health Facility Development Authority HFDC--Health Facility Development Corporation INS--Insured LOC--Letter of Credit LP--Limited Partnership MBIA--Municipal Bond Investors Assurance PCA--Pollution Control Authority PFA--Public Facility Authority PLC--Public Limited Company PRF--Prerefunded REMIC--Real Estate Mortgage Investment Conduit UT--Unlimited Tax

                                       Net Unrealized    Gross        Gross
                            Cost of    Appreciation/   Unrealized   Unrealized
                          Investments  (Depreciation) Appreciation Depreciation
                          for Federal   for Federal   for Federal  for Federal     Total
       Star Funds         Tax Purposes  Tax Purposes  Tax Purposes Tax Purposes Net Assets*
------------------------  ------------ -------------- ------------ ------------ ------------
The Stellar Insured Tax-
 Free Bond Fund           $133,263,035   $6,997,051    $7,017,252     $20,201   $142,554,431
Star U.S. Government
 Income Fund               124,259,365    4,154,936     4,309,486     154,550    129,413,204
Star Strategic Income
 Fund                      205,182,576   (1,513,368)    3,627,956   5,141,324    204,199,224

*The categories of investments are shown as a percentage of net assets at May 31, 1998.
(See Notes which are an integral part of the Financial Statements)



Statements of Assets and Liabilities

MAY 31, 1998 (UNAUDITED)

                                 THE STELLAR    STAR U.S.          STAR
                                   INSURED      GOVERNMENT      STRATEGIC
                                   TAX-FREE       INCOME          INCOME
                                  BOND FUND       FUND            FUND
------------------------------------------------------------------------------
 ASSETS:
 Total investments in
  securities, at value           $140,260,086  $128,414,301    $203,669,208
 Cash                                 --             17,227             769
 Income receivable                  2,222,048     1,744,406       2,297,198
 Receivable for investments
  sold                                --            --            4,770,423
 Receivable for Fund shares
  sold                                 84,369       102,556         703,098
 Deferred organizational costs          1,719       --               14,775
 Deferred expenses                    --              3,009           8,248
------------------------------------------------------------------------------
  Total assets                    142,568,222   130,281,499     211,463,719
------------------------------------------------------------------------------
 LIABILITIES:
 Payable for investments
  purchased                           --            --            7,140,511
 Payable for Fund shares
  redeemed                            --            709,439          62,734
 Options written, at value            --            --               61,250
 Income distribution payable          --            158,856         --
 Accrued expenses                      13,791       --              --
------------------------------------------------------------------------------
  Total liabilities                    13,791       868,295       7,264,495
------------------------------------------------------------------------------
 NET ASSETS:
 Paid in capital                  135,313,743   127,050,318     205,835,101
 Net unrealized appreciation
  (depreciation) of
  investments and options           6,997,051     4,154,936      (1,490,696)
 Accumulated net realized gain
  (loss) on investments and
  options                             118,542    (1,784,418)        (79,800)
 Undistributed net investment
  income (Distributions in
  excess of
  net investment income)              125,095        (7,632)        (65,381)
------------------------------------------------------------------------------
  Total Net Assets               $142,554,431  $129,413,204    $204,199,224
------------------------------------------------------------------------------
 NET ASSETS:
 A Shares                        $142,554,431  $129,327,363         --
 B Shares                             --             85,841    $204,199,224
------------------------------------------------------------------------------
  Total Net Assets               $142,554,431  $129,413,204    $204,199,224
------------------------------------------------------------------------------
 SHARES OUTSTANDING:
 A Shares                          13,777,054    13,003,370         --
 B Shares                             --              8,631      19,845,801
------------------------------------------------------------------------------
  Total shares outstanding         13,777,054    13,012,001      19,845,801
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 NET ASSET VALUE:
 A Shares                              $10.35         $9.95         --
 B Shares                             --              $9.95          $10.29
------------------------------------------------------------------------------
 OFFERING PRICE PER SHARE+:
 A Shares                              $10.84*       $10.31**       --
 B Shares                             --              $9.95          $10.29
------------------------------------------------------------------------------
 REDEMPTION PROCEEDS PER
  SHARE++:
 A Shares                              $10.35         $9.95         --
 B Shares                             --              $9.45***        $9.78***
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Investments, at identified
  cost                           $133,263,035  $124,259,365    $205,182,576
------------------------------------------------------------------------------
------------------------------------------------------------------------------
 Investments, at tax cost        $133,263,035  $124,259,365    $205,182,576
------------------------------------------------------------------------------
------------------------------------------------------------------------------

  *Computation of Offering price: 100/95.5 of net asset value.
 **Computation of Offering price: 100/96.5 of net asset value.
***Computation of Redemption Proceeds: 95/100 of net asset value.
  +See "What Shares Cost" in the prospectus.
 ++See "Contingent Deferred Sales Charge--B Shares" in the Prospectus. (See Notes which are an integral part of the Financial Statements)


Statements of Operations

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

                                          THE STELLAR                  STAR
                                            INSURED     STAR U.S.   STRATEGIC
                                           TAX-FREE     GOVERNMENT    INCOME
                                          BOND FUND    INCOME FUND    FUND
-------------------------------------------------------------------------------
 INVESTMENT INCOME:
 Interest income                          $3,576,841    $4,232,379  $4,675,026
 Dividend income                              --            --       3,059,342
-------------------------------------------------------------------------------
  Total income                             3,576,841     4,232,379   7,734,368
-------------------------------------------------------------------------------
 EXPENSES:
 Investment advisory fee                     506,027       390,619     884,307
 Administrative personnel and services
  fee                                         77,644        74,650     107,177
 Custodian fees                               16,868        16,276      23,271
 Transfer and dividend disbursing agent
  fees and expenses                           18,033        19,696      44,950
 Directors'/Trustees' fees                     1,282           797       1,281
 Auditing fees                                 6,849         2,256       6,626
 Legal fees                                    1,468         1,134       1,113
 Portfolio accounting fees                    27,581        11,212      27,103
 Shareholder services fee--A Shares           33,735        32,547      --
 Shareholder services fee--B Shares           --            --          46,542
 Share registration costs                      4,244         2,844      13,422
 Printing and postage                          3,996         3,687       6,643
 Insurance premiums                            2,002         1,841       1,895
 Miscellaneous                                 2,004           274       1,189
-------------------------------------------------------------------------------
  Total expenses                             701,733       557,833   1,165,519
-------------------------------------------------------------------------------
 Waiver--
-------------------------------------------------------------------------------
 Waiver of investment advisory fee          (168,676)       --          --
-------------------------------------------------------------------------------
  Net Expenses                               533,057       557,833   1,165,519
-------------------------------------------------------------------------------
   NET INVESTMENT INCOME                   3,043,784     3,674,546   6,568,849
-------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND OPTIONS:
 Net realized gain (loss) on investments
  and options                                118,542       444,530     250,920
 Net change in unrealized appreciation
  (depreciation) on investments and
  options                                  1,431,726       680,079  (4,973,910)
-------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND OPTIONS               1,550,268     1,124,609  (4,722,990)
-------------------------------------------------------------------------------
 CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS                              $4,594,052    $4,799,155  $1,845,859
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


Statements of Changes in Net Assets

                                   THE STELLAR                  STAR U.S.                     STAR
                                     INSURED                   GOVERNMENT                   STRATEGIC
                                    TAX-FREE                     INCOME                      INCOME
                                    BOND FUND                     FUND                        FUND
                            --------------------------  --------------------------  --------------------------
                             SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                               ENDED      PERIOD ENDED     ENDED       YEAR ENDED      ENDED       YEAR ENDED
                            MAY 31, 1998  NOVEMBER 30,  MAY 31, 1998  NOVEMBER 30,  MAY 31, 1998  NOVEMBER 30,
                            (UNAUDITED)      1997*      (UNAUDITED)       1997      (UNAUDITED)       1997
---------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
  NET ASSETS
 OPERATIONS--
 Net investment income        $3,043,784    $5,136,452    $3,674,546    $8,037,714    $6,568,849   $10,087,926
 Net realized gain (loss)
  on investments
  and options                    118,542       324,276       444,530       477,834       250,920     2,538,513
 Net change in net
  unrealized
  appreciation/
  depreciation of
  investments and options      1,431,726     5,565,325       680,079        75,785    (4,973,910)      571,178
---------------------------------------------------------------------------------------------------------------
 Change in net assets
  resulting from
  operations                   4,594,052    11,026,053     4,799,155     8,591,333     1,845,859    13,197,617
---------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS--
 Distributions from net
  investment income
  A Shares                    (2,992,371)   (5,062,770)   (3,702,025)   (8,046,199)      --            --
  B Shares                       --            --               (451)      --         (6,936,493)  (10,071,575)
 Distributions from net
  realized gains
  A Shares                      (324,276)      --            --            --            --            --
  B Shares                       --            --            --            --         (1,593,824)      --
---------------------------------------------------------------------------------------------------------------
 Change in net assets
  from distributions to
  shareholders                (3,316,647)   (5,062,770)   (3,702,476)   (8,046,199)   (8,530,317)  (10,071,575)
---------------------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sales of
  shares                      20,571,279   139,447,600    13,060,927    24,040,035    51,369,830    76,800,372
 Net assets value of
  shares issued to
  shareholders in payment
  of distributions
  declared                        44,516        10,086     1,586,589     2,889,975     2,949,829     3,169,146
 Cost of shares redeemed      (7,930,192)  (16,829,546)  (23,776,304)  (28,903,412)  (22,848,708)  (14,457,644)
---------------------------------------------------------------------------------------------------------------
 Change in net assets
  from share transactions     12,685,603   122,628,140    (9,128,788)   (1,973,402)   31,470,951    65,511,874
---------------------------------------------------------------------------------------------------------------
  Change in net assets        13,963,008   128,591,423    (8,032,109)   (1,428,268)   24,786,493    68,637,916
---------------------------------------------------------------------------------------------------------------
 NET ASSETS:
 Beginning of period         128,591,423             0   137,445,313   138,873,581   179,412,731   110,774,815
---------------------------------------------------------------------------------------------------------------
 End of period              $142,554,431  $128,591,423  $129,413,204  $137,445,313  $204,199,224  $179,412,731
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period              $125,095       $73,682            $0       $20,298            $0      $302,263
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
 Net gain (loss) as
  computed for federal
  tax purposes                  $118,542      $324,276      $444,530      $350,516      $250,920    $2,846,274
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

*Reflects operations for the period from December 30, 1996 (date of initial public investment) to November 30, 1997.
(See Notes which are an integral part of the Financial Statements)


Financial Highlights

STAR FUNDS
(For a share outstanding throughout each period)

                                NET REALIZED
                                    AND                                DISTRIBUTIONS    DISTRIBUTIONS
  YEAR    NET ASSET              UNREALIZED              DISTRIBUTIONS    FROM NET      IN EXCESS OF
 ENDED     VALUE,      NET     GAIN/(LOSS) ON TOTAL FROM   FROM NET    REALIZED GAIN  NET REALIZED GAIN
NOVEMBER  BEGINNING INVESTMENT  INVESTMENTS   INVESTMENT  INVESTMENT   ON INVESTMENTS  ON INVESTMENTS
  30,     OF PERIOD   INCOME    AND OPTIONS   OPERATIONS    INCOME      AND OPTIONS    AND OPTIONS (D)
-------------------------------------------------------------------------------------------------------
THE STELLAR INSURED TAX-FREE BOND FUND
A SHARES
1997(a)    $10.00      0.44         0.24         0.68        (0.43)          --              --
1998(i)    $10.25      0.23         0.13         0.36        (0.23)        (0.03)            --
STAR U.S. GOVERNMENT INCOME FUND
A SHARES
1993(b)    $10.00      0.51         0.25         0.76        (0.51)          --              --
1994       $10.25      0.55        (0.90)       (0.35)       (0.55)        (0.11)            --
1995        $9.24      0.60         0.74         1.34        (0.60)          --              --
1996        $9.98      0.57        (0.15)        0.42        (0.57)          --              --
1997        $9.83      0.57         0.04         0.61        (0.57)          --              --
1998(i)     $9.87      0.28         0.08         0.36        (0.28)          --              --
B SHARES
1998(j)     $9.89      0.05(k)      0.10         0.15        (0.09)          --              --
STAR STRATEGIC INCOME FUND
B SHARES
1995(c)    $10.00      0.69         0.55         1.24        (0.67)        (0.04)          (0.00)(l)
1996       $10.53      0.73        (0.04)        0.69        (0.72)          --              --
1997       $10.50      0.73         0.18         0.91        (0.74)          --              --
1998(i)    $10.67      0.37        (0.26)        0.11        (0.39)        (0.10)            --
-------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from December 30, 1996 (date of initial public investment) to November 30, 1997.
(b) Reflects operations for the period from January 5, 1993 (date of initial public investment) to November 30, 1993. For the period from November 23, 1992 (start of business) to January 4, 1993, all income was distributed to the Administrator.
(c) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.
(d) Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.
(e) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.
(f) Computed on an annualized basis.
(g) This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(h) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.
(i) For the six months ended May 31, 1998 (unaudited).
(j) Reflects operations for the period from April 27, 1998 (date of initial public investment) to May 31, 1998 (unaudited).
(k) Per share information is based on average shares outstanding. (l) Less than one cent per share. (See Notes which are an integral part of the Financial Statements)




                                         RATIOS TO AVERAGE NET ASSETS
                                     ----------------------------------------  NET ASSETS,   AVERAGE
               NET ASSET                           NET           EXPENSE           END      COMMISSION PORTFOLIO
     TOTAL     VALUE, END   TOTAL               INVESTMENT       WAIVER/        OF PERIOD      RATE    TURNOVER
 DISTRIBUTIONS OF PERIOD  RETURN (E) EXPENSES     INCOME    REIMBURSEMENT (G) (000 OMITTED)  PAID (H)    RATE
----------------------------------------------------------------------------------------------------------------


     (0.43)      $10.25      6.91%     0.79%(f)    4.66%(f)       0.25%(f)      $128,591        --        15%
     (0.26)      $10.35      3.48%     0.79%(f)    4.51%(f)       0.25%(f)      $142,554        --         8%


     (0.51)      $10.25      7.63%     1.12%(f)    5.55%(f)       0.30%(f)       $44,187        --       105%
     (0.66)       $9.24     (3.53%)    0.97%       5.87%          0.03%          $87,924        --       148%
     (0.60)       $9.98     14.90%     0.92%       6.23%           --           $109,666        --       236%
     (0.57)       $9.83      4.46%     0.92%       5.88%           --           $138,874        --       158%
     (0.57)       $9.87      6.46%     0.89%       5.88%           --           $137,445        --       140%
     (0.28)       $9.95      3.73%     0.85%(f)    5.58%(f)        --           $129,327        --        41%

     (0.09)       $9.95      1.55%     0.91%(f)    5.54%(f)        --                $86        --        41%


     (0.71)      $10.53     12.71%     1.47%(f)    7.41%(f)       0.10%(f)       $47,513        --       258%
     (0.72)      $10.50      6.99%     1.36%       7.26%           --           $110,775     $0.0043     201%
     (0.74)      $10.67      9.02%     1.26%       7.13%           --           $179,413     $0.0417     142%
     (0.49)      $10.29      1.01%     1.25%(f)    7.06%(f)        --           $204,199     $0.0399      75%
----------------------------------------------------------------------------------------------------------------


Combined Notes to Financial Statements

MAY 31, 1998 (UNAUDITED)
(1) ORGANIZATION

Star Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eleven diversified portfolios and one non-diversified portfolio. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

         PORTFOLIO NAME          INVESTMENT OBJECTIVE
----------------------------------------------------------------------------
 The Stellar Insured Tax-        Provide current income which is exempt from
  Free Bond Fund                  federal income tax.
  ("Stellar Tax-Free Bond
  Fund")
 Star U.S. Government            Provide current income.
  Income Fund ("U.S.
  Government Income Fund")
 Star Strategic Income Fund      Generate high current income.
  ("Strategic Income Fund")

The financial statements of the Stock Funds and Money Market Funds are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Stellar Tax-Free Bond Fund issues one class of shares (A Shares); U.S. Government Income Fund offers two classes of shares, (A Shares and B Shares); and Strategic Income Fund issues one class of shares (B Shares).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end and closed-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

At November 30, 1997, U.S. Government Income Fund for federal tax purposes, had capital loss carryforwards, as noted below, which will reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

                             TOTAL TAX-LOSS
           FUND               CARRYFORWARD
-------------------------------------------
U.S. Government Income Fund    $2,200,603
-------------------------------------------

Pursuant to the Code, such capital loss carryforwards will expire as follows:

                         U.S. GOVERNMENT INCOME FUND
------------------------------------------------------------------------------
EXPIRATION YEAR                                              EXPIRATION AMOUNT
------------------------------------------------------------------------------
2002                                                            $1,057,116
2004                                                            $1,143,487
------------------------------------------------------------------------------

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. DEFERRED EXPENSES

The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

G. OPTION CONTRACTS WRITTEN

The Strategic Income Fund and U.S. Government Income Fund may write "covered" call option contracts. All of the preceding Funds, except U.S. Government Income Fund may also write "covered" put options. A written option obligates the Funds to deliver (a call), or to receive (a put), the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Funds' may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the period ended May 31, 1998, Strategic Income Fund had realized gain (loss) on options contracts both written and purchased of $198,330.

The U.S. Government Income Fund had no written option transactions during the period.

At May 31, 1998, Strategic Income Fund had the following outstanding written options:

                           STRATEGIC INCOME FUND
----------------------------------------------------------------------------
                                             NUMBER     UNREALIZED
                        EXPIRATION EXERCISE    OF      APPRECIATION  MARKET
           ISSUER  TYPE    DATE     PRICE   CONTRACTS (DEPRECIATION)  VALUE
----------------------------------------------------------------------------
Capstead Mortgage  Call  9/19/98    $20.00      300      $12,562     $15,938
Lyondell
 Petrochemical     Put   9/19/98     30.00      100       (3,838)     13,437
AT&T               Put   7/18/98     60.00      100        5,374      20,000
Bank One           Call  6/20/98     60.00      100        2,412       2,188
J.C. Penney        Put   6/20/98     70.00      100        6,162       9,687
                                                      ----------------------
                                              Total      $22,672     $61,250
                                                      ----------------------

The following is a summary of the Strategic Income Fund options activity:

                                  STRATEGIC INCOME FUND
                                  ------------------------
                                  NUMBER OF
                                  CONTRACTS    PROCEEDS*
                                  ------------------------
Outstanding at November 30, 1997         405      $133,487
Contracts opened                       4,033       693,315
Contracts expired                       (725)      (59,607)
Contracts exercised                   (1,178)     (267,731)
Contracts closed                      (1,835)     (415,542)
                                  ------------------------
Outstanding at May 31, 1998              700       $83,922
                                  ------------------------

*Represents premium received less commissions paid.

H. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

I. OTHER

Investment transactions are accounted for on the trade date.


(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              STELLAR TAX-FREE BOND FUND
                                          -----------------------------------
                                          SIX MONTHS ENDED    PERIOD ENDED
A SHARES                                    MAY 31, 1998   NOVEMBER 30, 1997*
----------------------------------------  -----------------------------------
Shares sold                                  1,992,104         14,215,030
Shares issued to shareholders in payment
 of distributions declared                       4,311                995
Shares redeemed                               (767,510)        (1,667,876)
                                          -----------------------------------
 Net change resulting from A Share
  transactions                               1,228,905         12,548,149
                                          -----------------------------------

*For the period from December 30, 1996 (date of initial public investment) to November 30, 1997.

                                       U.S. GOVERNMENT INCOME FUND
                              ------------------------------------------------
                                 SIX MONTHS ENDED            YEAR ENDED
                                   MAY 31, 1998          NOVEMBER 30, 1997
                              -----------------------  -----------------------
A SHARES                        SHARES      DOLLARS      SHARES      DOLLARS
----------------------------  ----------  -----------  ----------  -----------
Shares sold                    1,307,821  $12,975,930   2,492,225  $24,040,035
Shares issued to
 shareholders in payment of
 distributions declared          159,899    1,586,227     299,335    2,889,975
Shares redeemed               (2,392,361) (23,776,304) (2,995,364) (28,903,412)
                              ------------------------------------------------
 Net change resulting from A
  Share transactions            (924,641) $(9,214,147)   (203,804) $(1,973,402)
                              ------------------------------------------------
                                 U.S. GOVERNMENT
                                   INCOME FUND
                              -----------------------
                                   PERIOD ENDED
                                   MAY 31, 1998**
                              -----------------------
B SHARES                        SHARES      DOLLARS
----------------------------  ----------  -----------
Shares sold                        8,594      $84,997
Shares issued to
 shareholders in payment of
 distributions declared               37          362
                              -----------------------
 Net change resulting from B
  Share transactions               8,631      $85,359
                              -----------------------
 Net change resulting from
  Fund Share transactions       (916,010) $(9,128,788)
                              -----------------------

** For the period from April 27, 1998 (date of initial public investment) to May
   31, 1998.

                                                   STRATEGIC INCOME FUND
                                                 -------------------------
                                                  SIX MONTHS   YEAR ENDED
                                                    ENDED     NOVEMBER 30,
B SHARES                                         MAY 31, 1998     1997
-----------------------------------------------  -------------------------
Shares sold                                        4,916,064    7,353,514
Shares issued to shareholders in payment of
 distributions declared                              282,852      304,065
Shares redeemed                                   (2,173,339)  (1,383,953)
                                                 -------------------------
 Net change resulting from B Share transactions    3,025,577    6,273,626
                                                 -------------------------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE

Star Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

           FUND              ANNUAL RATE
----------------------------------------
Stellar Tax-Free Bond Fund      0.75%
U.S. Government Income Fund     0.60%
Strategic Income Fund           0.95%
----------------------------------------

The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can terminate this voluntary waiver of its advisory fees at any time at its sole discretion.

B. ADMINISTRATIVE FEE

Federated Administrative Services ("FAS") provides each Fund with certain administrative personnel and services for which it receives a fee. Effective January 1, 1998, the fee that FAS receives changed to an annual rate of 0.12% of the average daily net assets of the Trust for the period. The administrative fee received during any fiscal year shall be at least $50,000 per Fund. Prior to January 1, 1998, the FAS fee was based on the level of average aggregate net assets of the Trust for the period.



Under the terms of a Sub-Administration Agreement between FAS and Star Bank, N.A., FAS will pay to Star Bank, N.A., solely from the resources of FAS, a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting FAS in rendering administrative services to the Trust.

C. DISTRIBUTION SERVICES FEE

Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), A Shares and B Shares of the Trust may pay to the distributor an amount computed at an annual rate of up to 0.25% of the average daily net assets, in each case to finance any activity which is principally intended to result in the sale of shares subject to the Plan. The Stellar Tax-Free Bond Fund, U.S. Government Income Fund and Strategic Income Fund will not accrue or pay any distribution expenses pursuant to the Plan until a "Y" class of shares has been registered with the Securities and Exchange Commission.

D. SHAREHOLDER SERVICES FEE

Under the terms of the Shareholder Services Agreement with Star Bank, N.A., each Fund may pay Star Bank, N.A. up to 0.25% of average daily net assets for the period. For the foreseeable future, Star Bank N.A. plans to limit the Shareholder Servicing fee to 0.05% of average daily net assets. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. Star Bank N.A. can modify or terminate this limitation at any time at its sole discretion.

E. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Star Bank, N.A. serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to Star Bank, N.A. is based on the size, type, and number of accounts and transactions made by shareholders.

Star Bank, N.A. became the Funds transfer and dividend disbursing agent March 9, 1998. Prior to March 9, 1998, Federated Services Company ("FServ") served as the Fund's transfer and dividend disbursing agent and received for its services a fee based on the size, type, and number of accounts and transactions made by shareholders.

For the period ended May 31, 1998, the transfer and dividend disbursing agents earned fees as follows:

                             STAR BANK, N.A. FSERV
---------------------------------------------------
Stellar Tax-Free Bond Fund       $9,455      $8,578
U.S. Government Income Fund       8,960      10,736
Strategic Income Fund            14,729      30,221
---------------------------------------------------

F. PORTFOLIO ACCOUNTING FEES

FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

G. CUSTODIAN FEES

Star Bank, N.A., is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

H. ORGANIZATIONAL EXPENSES

Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five-year period following each Fund's effective date. For the period ended May 31, 1998, the Funds expensed the following pursuant to this agreement:

                                                           AMOUNT
                                                          EXPENSED
                                                         TO FAS FOR
                                               EXPENSES  THE PERIOD
                                                  OF       ENDED
                                              ORGANIZING  MAY 31,
                             EFFECTIVE DATE    THE FUND     1998
-------------------------------------------------------------------
Stellar Tax-Free Bond Fund  December 30, 1996   $2,398       $923
Strategic Income Fund       November 14, 1994   30,000     14,400
-------------------------------------------------------------------

I. GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

                              PURCHASES     SALES
----------------------------------------------------
Stellar Tax-Free Bond Fund   $18,413,939 $10,823,850
U.S. Government Income Fund   53,090,675  63,631,108
Strategic Income Fund        173,169,993 137,513,149
----------------------------------------------------

(6) YEAR 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.


Trustees                                  Officers

Thomas L. Conlan Jr.                   Edward C. Gonzales
                                          PRESIDENT AND TREASURER

Edward C. Gonzales                     Joseph S. Machi
                                          VICE PRESIDENT AND ASSISTANT TREASURER


Dr. Alfred Gottschalk                  C. Grant Anderson
                                          SECRETARY


Dr. Robert J. Hill

Dawn M. Hornback

Lawrence M. Turner

William H. Zimmer III


  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risk, including the possible loss of principal.

 Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.











                                                 ------------------------------
                                 STAR BANK, N.A
                               Investment Adviser
Cusip 854911856                                  ------------------------------
Cusip 854911500                                    FEDERATED SECURITIES CORP.
Cusip 854911765                                           Distributor
Cusip 854911880                                  ------------------------------
G00446-02 (7/98)
6051TR



                                            MONEY MARKET
[LOGO] STAR FUNDS                           FUNDS

                                            COMBINED
                                            SEMI-ANNUAL
                                            REPORT

                                            May 31, 1998

                                            Star Treasury Fund

                                            Star Tax-Free Money Market Fund

                                            Star Ohio Tax-Free Money Market Fund



President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for the Star Money Market Funds. The report covers activity in the Star Treasury Fund, the Star Tax-Free Money Market Fund and the Star Ohio Tax-Free Money Market Fund over the six-month period from December 1, 1997 through May 31, 1998.

It begins with the portfolio manager's discussion about the interest rate environment during the period, Fund yields and strategy. Next is a list of holdings and the financial statements for each Fund.

STAR TREASURY FUND

The Star Treasury Fund is a highly conservative way to pursue daily income. This Fund invests in money market securities issued by the U.S. Treasury.* During the period, both the Fund's C Shares and the Fund's Y Shares paid dividends totaling $0.02 per share. The Fund's net assets totaled $1.4 billion at the end of the period.

STAR TAX-FREE MONEY MARKET FUND

Designed for tax-sensitive investors the Star Tax-Free Money Market Fund is a practical way to pursue daily tax-free income.* The Fund invests in high-quality money market securities issued by municipalities across the United States.** During the period, the Fund paid tax-free dividends totaling $0.01 per share. The Fund's net assets totaled $116 million at the end of the period.

STAR OHIO TAX-FREE MONEY MARKET FUND

Designed for tax-sensitive Ohio residents, this Fund began operation on December 2, 1997.* It pursues daily income free of both federal and Ohio state tax by investing in high-quality money market securities issued by Ohio municipalities.** During the period, the Fund paid double-tax-free dividends totaling $0.01 per share. The Fund's net assets totaled $33 million at the end of the period.

Whatever your needs--an emergency cash reserve for planned or unplanned expenses, a "parking place" for cash in-between investments, or a highly conservative investment for income--the Star Money Market Funds are practical choices. Of course, each Fund also gives you the additional advantages of easy access to your money and relative stability.

Thank you for participating in the daily earning power of these Funds.

Sincerely,

/s/ Edward C. Gonzales

Edward C. Gonzales
President

July 15, 1998

--------
 *Although money market funds seek to maintain a share value of $1.00, there is no guarantee that they will do so. Investments in money market mutual funds are neither insured nor guaranteed by the U.S. government.

**Income may be subject to the federal alternative minimum tax and state and local taxes.

Investment Reviews

Star Treasury Fund
------------------

Q What are your comments on the short-term market during the first half of the Fund's fiscal year?

A During the first half of our fiscal year, the U.S. economy continued to witness strong domestic growth which was offset by the dampening effects of Asia. A strong U.S. dollar, shrinking federal budget deficit, and good inflation news, tipped the scales in favor of lower yields. One-year Treasury note yields for the six month period declined 15 basis points. Throughout this period, our outlook was constructive on the market, expecting interest rates to decline. With the aid of a longer-term outlook and proprietary models, the Fund was able to "lock-in" higher yields while maintaining its high level of income.

Q How did the Star Treasury Fund's yield move over the six-month period?

A With yields declining over the past six months, the Fund's yield declined slightly. Because we anticipated the decline in yields, the portfolio's average maturity was lengthened to lock-in higher yields. By keeping the Fund's average maturity longer than that of the average of its peers, the yield of the Star Treasury Fund remained above the peer average.

Q Based on expectations for U.S. economic growth and inflation, are you anticipating a rate increase by the Federal Reserve Board before the end of 1998?

A No. Our outlook calls for a "soft-landing" of the economy following the first quarter's strong economic growth rate of 5+%. This level of growth is much stronger than the Federal Reserve Board (the "Fed") or the bond market would prefer given the current yield environment. A decline towards our forecasted 2% growth rate would take pressure off Fed Chairman Greenspan to raise interest rates. Fortunately, inflation trends support no change in monetary policy and a slowing economy would only help this view. We continue to believe that the federal funds rate will remain at its current level of 5.5% for the entire year.

Star Tax-Free Money Market Fund
-------------------------------

Q What major factors affected the tax-free money market during the Fund's fiscal year?

A During the first half of our fiscal year, the U.S. economy continued to witness strong domestic growth which was offset by the dampening effects of Asia. A strong U.S. dollar, shrinking federal budget deficit, and good inflation news, tipped the scales in favor of lower yields. Yields for one-year maturities declined 15 basis points. Throughout this period, our outlook was constructive on the market, expecting interest rates to decline. With the aid of a longer-term outlook and proprietary models, the Fund was able to "lock-in" higher yields while maintaining its high level of income.

Q How did the Star Tax-Free Money Market Fund's yield move over the six-month period?

A Supply and demand factors are always important and the most recent period was no different. The combination of strong demand from investors for short-term investment vehicles and lack of supply by well funded municipalities resulted in yields remaining low throughout the period. With yields declining over the past six months, the Fund's yield declined slightly. Because we anticipated the decline in yields, the portfolio's average maturity was lengthened in order to lock-in higher yields. By keeping the Fund's average maturity longer than that of the average of its peers, the yield of the Star Tax-Free Money Market Fund remained within a few basis points of the peer average.


Q As we reach the midpoint of 1998, what is your outlook for short-term rates for the rest of the year?

A Our outlook calls for a "soft-landing" of the economy following the first quarter's strong economic growth rate of 5+%. This level of growth is much stronger than the Fed or the bond market would prefer given the current yield environment. A decline towards our forecasted 2% growth rate would take pressure off Fed Chairman Greenspan to raise interest rates. Fortunately, inflation trends support no change in monetary policy and a slowing economy would only help this view. We continue to believe that the federal funds rate will remain at its current level of 5.5% for the entire year.

Star Ohio Tax-Free Money Market Fund
------------------------------------

Q What major factors affected the tax-free money market during the Fund's fiscal year?

A During the first half of our fiscal year, the U.S. economy continued to witness strong domestic growth which was offset by the dampening effects of Asia. A strong U.S. dollar, shrinking federal budget deficit, and good inflation news, tipped the scales in favor of lower yields. Yields for one-year maturities declined 15 basis points. Throughout this period, our outlook was constructive on the market, expecting interest rates to decline. With the aid of a longer-term outlook and proprietary models, the Fund was able to "lock-in" higher yields, while maintaining its high level of income.

Q How did the Star Ohio Tax-Free Money Market Fund's yield move over the six-month period?

A Supply and demand factors are always important and the most recent period was no different. The combination of strong demand from investors for short-term investment vehicles and lack of supply by well funded municipalities resulted in yields remaining low throughout the period. Although yields declined over the past six months, the Fund's yield increased slightly. The reason is principally related to reduced fund expenses thanks to strong asset growth. Also, we anticipated the decline in yields and the portfolio's average maturity was lengthened in order to lock-in higher yields. By keeping the Fund's average maturity longer than that of the average of its peers, the yield of the Star Ohio Tax-Free Money Market Fund moved from last place in the peer average into the top half of funds.

Q As we reach the midpoint of 1998, what is your outlook for short-term rates for the rest of the year?

A Our outlook calls for a "soft-landing" of the economy following the first quarter's strong economic growth rate of 5+%. This level of growth is much stronger than the Fed or the bond market would prefer given the current yield environment. A decline towards our forecasted 2% growth rate would take pressure off Fed Chairman Greenspan to raise interest rates. Fortunately, inflation trends support no change in monetary policy and a slowing economy would only help this view. We continue to believe that the federal funds rate will remain at its current level of 5.5% for the entire year.

Portfolios of Investments

STAR TREASURY FUND______________________________________________________________
                          May 31, 1998 (unaudited)

 PRINCIPAL AMOUNT                                                         VALUE
-------------------------------------------------------------------------------
 U.S. TREASURY - 21.1%
-------------------------------------------------------------------------------
   $285,000,000 United States Treasury Notes, 5.125%-8.25%,
                 6/30/1998-4/30/1999                               $286,124,293
-------------------------------------------------------------------------------
 (B)REPURCHASE AGREEMENTS - 71.4%
    100,000,000 Bear, Stearns and Co., 5.53%, dated 5/29/1998,
                 due 6/1/1998                                       100,000,000
     96,362,000 Dean Witter Reynolds, Inc., 5.53%, dated
                 5/29/1998, due 6/1/1998                             96,362,000
    336,173,000 Donaldson, Lufkin and Jenrette Securities Corp.,
                 5.53%, dated 5/29/1998, due 6/1/1998               336,173,000
    100,000,000 Merrill Lynch, Pierce, Fenner and Smith, 5.53%,
                 dated 5/29/1998, due 6/1/1998                      100,000,000

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT
 OR SHARES                                                         VALUE
-------------------------------------------------------------------------
 REPURCHASE AGREEMENTS (CONTINUED)
   $336,172,000 SBC Capital Markets, Inc., 5.53%, dated
                 5/29/1998, due 6/1/1998                     $336,172,000
-------------------------------------------------------------------------
 TOTAL REPURCHASE AGREEMENTS                                  968,707,000
-------------------------------------------------------------------------
 MUTUAL FUNDS - 6.4%
     30,000,000 Merrill Lynch Institutions Treasury Fund       30,000,000
     56,246,215 Short Term Investment Fund                     56,246,215
-------------------------------------------------------------------------
 TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)                       86,246,215
-------------------------------------------------------------------------
 TOTAL INVESTMENTS (AT AMORTIZED COST AND VALUE)(A)        $1,341,077,508
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

STAR TAX-FREE MONEY MARKET FUND_________________________________________________
                                            May 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                            RATING*      VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS - 102.0%
-------------------------------------------------------------------------------
 COLORADO - 1.7%
 $2,000,000 Smith Creek Metropolitan District of Colorado,
             Revenue Bonds Weekly VRDNs (Nationsbank, Fort
             Worth LOC)                                       A1+    $2,000,000
-------------------------------------------------------------------------------
 FLORIDA - 2.0%
  2,300,000 University of Florida Athletic Association
             Daily VRDNs (University of Florida
             Stadium)/(SunTrust Bank, Central Florida LOC)    VMIG1   2,300,000
-------------------------------------------------------------------------------
 GEORGIA - 4.4%
  1,300,000 Columbus, GA Housing Authority Weekly VRDNs
             (Columbus State University
             Foundation)/(SunTrust Bank, Atlanta LOC)         Aa3     1,300,000
  1,000,000 Fulton County, GA Development Authority Weekly
             VRDNs (Arthritis Foundation Inc.)/(SunTrust
             Bank, Atlanta LOC)                               Aa3     1,000,000
    800,000 Fulton County, GA Development Authority,
             Revenue Bonds Weekly VRDNs (Robert W.
             Woodruff Arts Center)/ (SunTrust Bank,
             Atlanta LOC)                                     Aa3       800,000
  2,000,000 Rockdale County, GA Hospital Authority,
             Revenue Anticipation Certificates (Series
             1994) Weekly VRDNs (Rockdale Hospital)/
             (SunTrust Bank, Atlanta LOC)                     VMIG1   2,000,000
-------------------------------------------------------------------------------
            Total                                                     5,100,000
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                            RATING*      VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 ILLINOIS - 13.6%
 $2,000,000 Illinois Development Finance Authority,
             (Series 1993A) Weekly VRDNs (Loyola
             Academy)/(Northern Trust Corp. LOC)             A1+     $2,000,000
  1,055,000 Illinois Development Finance Authority,
             Revenue Bonds Weekly VRDNs (Lake Forest
             Academy)/(Northern Trust Corp. LOC)             A1+      1,055,000
  2,000,000 Illinois Development Finance Authority,
             Revenue Bonds Weekly VRDNs (Roosevelt
             University)/(American National Bank, Chicago
             LOC)                                            A1+      2,000,000
  2,500,000 Illinois Development Finance Authority, Series
             A Weekly VRDNs (Presbyterian Home               VMIG1/
             Lake)/(Lasalle National Bank, Chicago LOC)      A1+      2,500,000
  2,500,000 Illinois Development Finance Authority,
             Variable/Fixed Rate Demand Revenue Bonds,
             (Series 1996) Weekly VRDNs (Chicago Symphony
             Orchestra Project)/(Bank of America Illinois    VMIG1/
             LOC)                                            A1+      2,500,000
  2,500,000 Illinois Educational Facilities Authority,
             Refunding Revenue Bonds Weekly VRDNs
             (Newberry Library Project)/(Northern Trust
             Corp. LOC)                                      VMIG1    2,500,000
  1,000,000 Illinois Health Facilities Authority, Revenue
             Bonds Weekly VRDNs (Gottlieb Health
             Resources, Inc.)/ (Harris Trust & Savings
             Bank, Chicago and Harris Trust & Savings
             Bank, Chicago LOCs)                             VMIG1    1,000,000

                  (See Notes to the Portfolios of Investments)


STAR TAX-FREE MONEY MARKET FUND_________________________________________________
                                            (Continued)
--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                           RATING*       VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 ILLINOIS (CONTINUED)
 $1,330,000 Schaumburg, IL, IDR Refunding Bonds Weekly
             VRDNs (La Quita Motor Inns)/(Nationsbank,
             Fort Worth LOC)                                P1       $1,330,000
    650,000 Springfield, IL , Community Improvement
             Refunding Revenue Bonds Weekly VRDNs (Kent
             Family Project)/(PNC Bank, N.A. LOC)           A1          650,000
-------------------------------------------------------------------------------
            Total                                                    15,535,000
-------------------------------------------------------------------------------
 INDIANA - 0.9%
  1,000,000 Indiana Bond Bank, Advance Funding Program
             Notes (Series 1998 A-2), 4.00% Notes,
             1/20/1999                                      MIG1      1,002,469
-------------------------------------------------------------------------------
 KENTUCKY - 4.4%
  1,000,000 Boone County, KY, IDRB (Series 1994A) Weekly
             VRDNs (Square D. Co.)/(Societe Generale,
             Chicago, IL LOC)                               A1+       1,000,000
  4,000,000 Fulton, KY, Revenue Bonds Weekly VRDNs
             (Community Health System of Kentucky)/
             (First Union National Bank, Charlotte, N.C.
             LOC)                                           VMIG1     4,000,000
-------------------------------------------------------------------------------
            Total                                                     5,000,000
-------------------------------------------------------------------------------
 MARYLAND - 1.8%
  1,700,000 Baltimore, MD EDA Weekly VRDNs (Field
             Container Co. L.P.)/(American National Bank,
             Chicago LOC)                                   A1+       1,700,000
    365,000 Maryland State IDFA, (Series 1991) Weekly
             VRDNs (Maryland Academy of Sciences
             Facility)/ (Nationsbank, N.A., Charlotte
             LOC)                                           VMIG1       365,000
-------------------------------------------------------------------------------
            Total                                                     2,065,000
-------------------------------------------------------------------------------
 MASSACHUSETTS - 4.3%
  3,000,000 Massachusetts Bay Transit Authority, (Series
             C), 3.85% CP (Westdeutsche Landesbank
             Girozentrale LOC), Mandatory Tender
             6/15/1998                                      A-1+/P-1  3,000,000
  2,000,000 Massachusetts Bay Transit Authority, (Series
             C), 3.85% CP (Westdeutsche Landesbank
             Girozentrale LOC), Mandatory Tender 6/9/1998   A1+/P1    2,000,000
-------------------------------------------------------------------------------
            Total                                                     5,000,000
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                            RATING*      VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 MICHIGAN - 3.6%
 $3,800,000 Cornell, MI Economic Development Corp.,
             Industrial Development Revenue Refunding
             Bonds (Series 1990), 3.75% CP (Mead-Escanaba
             Paper Co. Project)/(Credit Suisse First
             Boston LOC), Mandatory Tender 7/8/1998          A1+     $3,800,000
    365,000 Lenawee County, MI EDC, Revenue Bonds Weekly
             VRDNs (Hardwoods of Michigan, Inc.)/(National
             City Bank, Ohio LOC)                            VMIG1      365,000
-------------------------------------------------------------------------------
            Total                                                     4,165,000
-------------------------------------------------------------------------------
 MISSISSIPPI - 1.7%
  2,000,000 Forest, MS, IDR Refunding Bonds Weekly VRDNs
             (Sara Lee Corp.)                                AA-      2,000,000
-------------------------------------------------------------------------------
 MISSOURI - 7.1%
    700,000  Independence, MO IDA, IDRB Weekly VRDNs (Shoney's Inn)/(Wachovia
             Bank of NC, NA,
             Winston-Salem LOC)                              NR         700,000
  1,500,000 Missouri State Environmental Improvement &
             Energy Authority, (Series 1985A), 3.75% CP
             (Union Electric Co.)/(Union Bank of
             Switzerland, Zurich LOC), Mandatory Tender
             7/9/1998                                        P1/A1+   1,500,000
  5,000,000 Missouri State Environmental Improvement &
             Energy Authority, Refunding Revenue Bonds
             Weekly VRDNs (Kansas City Power And Light       VMIG1/
             Co.)                                            A1       5,000,000
  1,000,000 Missouri State HEFA, Revenue Bonds (Series C)    VMIG1/
             Daily VRDNs (Washington University)             A1+      1,000,000
-------------------------------------------------------------------------------
            Total                                                     8,200,000
-------------------------------------------------------------------------------
 NEW MEXICO - 0.8%
    900,000 Belen, NM, IDR Refunding Bonds (Series 1991)
             Weekly VRDNs (United Desiccants,
             Inc.)/(National City Bank, Kentucky LOC)        NR         900,000
-------------------------------------------------------------------------------
 OHIO - 20.6%
  2,000,000 Butler County, OH, 4.29% GOLT Coupon, 8/6/1998   NR       2,001,356
  1,250,000 Butler County, OH, GO LT, 4.00% BANs,
             3/19/1999                                       NR       1,253,847
  2,000,000 Butler County, OH, GO UT, 4.25% BANs,
             10/22/1998                                      NR       2,003,041
    480,000 Centerville, OH, Health Care Revenue Bonds
             Weekly VRDNs (Bethany Lutheran Village)/(PNC
             Bank, Ohio, N.A. LOC)                           VMIG1      480,000

                  (See Notes to the Portfolios of Investments)


STAR TAX-FREE MONEY MARKET FUND_________________________________________________
                                            (Continued)
--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                            RATING*      VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 OHIO (CONTINUED)
 $1,670,000 Clermont County, OH, 4.10% GO LT BANs,
             12/17/1998                                      NR      $1,671,968
  2,000,000 Cuyahoga County, OH Hospital Authority,          VMIG1/
             (Series C) Weekly VRDNs (Cleveland Clinic)      A1+      2,000,000
  1,000,000 Erie County, OH, GO LT, 4.25% BANs, 6/1/1999     SP-1+    1,004,810
    800,000 Franklin County, OH Hospital Facility
             Authority, Series A Weekly VRDNs (U.S. Health
             Corp. of Columbus)/(Morgan Guaranty Trust
             Co., New York LOC)                              VMIG1      800,000
    750,000 Hamilton County, OH Hospital Facilities
             Authority, (Series 1997A) Weekly VRDNs
             (Children's Hospital Medical Center)/(PNC
             Bank, Ohio, N.A. LOC)                           VMIG1      750,000
  1,000,000 Hamilton County, OH Hospital Facilities
             Authority, (Series 1997A) Weekly VRDNs
             (Health Alliance of Greater Cincinnati)/(MBIA
             Insurance Corporation INS)/(Credit Suisse       VMIG1/
             First Boston LIQ)                               A1+      1,000,000
    300,000 Hamilton County, OH Hospital Facilities
             Authority, Series B Revenue Bonds Weekly
             VRDNs (Health Alliance of Greater               VMIG1/
             Cincinnati)/(MBIA Insurance Corporation INS)    A1+        300,000
    185,000 Marion County, OH Hospital Authority Weekly
             VRDNs (Pooled Lease Program)/ (Bank One,
             Ohio, N.A. LOC)                                 VMIG1      185,000
    110,000 Marion County, OH Hospital Authority, Revenue
             Bonds Weekly VRDNs (Pooled Lease
             Program)/(Bank One, Ohio, N.A. LOC)             A1+        110,000
    500,000 Mason, OH City School District, (Series A),
             4.02% Coupon, 2/18/1999                         MIG1       501,454
  2,000,000 Middleburg Heights, OH Hospital Rev. Weekly
             VRDNs (KeyBank, N.A. LOC)                       A1       2,000,000
  1,000,000 Northwest, OH Local School District, GO UT,
             4.84% Bonds, 6/17/1998                          NR       1,000,427
  1,000,000 Ohio School Districts, (Series B), 4.47% TANs,   SP-1+/
             6/30/1998                                       MIG1     1,000,451
    310,000 Ohio State IDR, Refunding Bonds Weekly VRDNs
             (Cincinnati Riverfront Coliseum, Inc.)/(PNC
             Bank, Ohio, N.A. LOC)                           A1         310,000

--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                            RATING*      VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 OHIO (CONTINUED)
   $485,000 Ohio State IDR, Refunding Bonds Weekly VRDNs
             (Cincinnati Riverfront Coliseum, Inc.)/(PNC
             Bank, Ohio, N.A. LOC)                           A1        $485,000
    385,000 Ohio State IDR, Refunding Bonds Weekly VRDNs
             (Cincinnati Riverfront Coliseum, Inc.)/(PNC
             Bank, Ohio, N.A. LOC)                           A1         385,000
    450,000 Ohio State IDR, Refunding Bonds Weekly VRDNs
             (Cincinnati Riverfront Coliseum, Inc.)/(PNC
             Bank, Ohio, N.A. LOC)                           A1         450,000
    500,000 Ohio State Water Development Authority,
             Pollution Control Revenue Refunding Bonds
             (Series 1997) Weekly VRDNs (Philip Morris
             Cos., Inc.)                                     P1         500,000
  2,000,000 Summit County, OH, GO LT (Series A), 4.50%       SP-1+/
             BANs, 6/3/1999                                  MIG1     2,014,580
  1,750,000 University of Toledo, 7.70% General receipts
             (MBIA Insurance Corporation INS), 6/1/1998      AAA/Aaa  1,785,000
-------------------------------------------------------------------------------
            Total                                                    23,991,934
-------------------------------------------------------------------------------
 OREGON - 4.2%
  4,845,000 Portland, OR Weekly VRDNs (University Park
             Apartments)/(Bank of Boston, Connecticut LOC)   P-1      4,845,000
-------------------------------------------------------------------------------
 PENNSYLVANIA - 12.0%
  1,200,000 Allegheny County, PA HDA, (Series 1990 A)
             Daily VRDNs (Presbyterian University
             Hospital)/(MBIA Insurance Corporation INS) AAA/Aaa 1,200,000
  2,200,000 Allegheny County, PA HDA, (Series 1990 B)
             Daily VRDNs (Presbyterian University
             Hospital)/(MBIA Insurance Corporation INS)      AAA/Aaa  2,200,000
  4,000,000 Allegheny County, PA IDA, PCR (Series 1992A),
             3.85% Mandatory Put Bond (Duquesne Light
             Power Co.)/(Canadian Imperial Bank of
             Commerce, Toronto LOC), Optional Tender
             10/21/1998                                      P1/A1+   4,000,000
  2,475,000 Butler County, PA IDA, Health, Hospital,
             (Series B), 3.80% (Lutheran Welfare)/ (PNC
             Bank, N.A. LOC), Mandatory Put 11/1/1998        A1       2,475,000

                  (See Notes to the Portfolios of Investments)


STAR TAX-FREE MONEY MARKET FUND_________________________________________________
                                            (Continued)
--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                            RATING*      VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 PENNSYLVANIA (CONTINUED)
 $1,000,000 East Penn, PA IDA, IDR Refunding Bonds Weekly
             VRDNs (Electronic Data Systems
             Corp.)/(Wachovia Bank of Georgia NA)            Aa2     $1,000,000
  2,000,000 Philadelphia, PA School District, (Series
             1997-1998), 4.50% TRANs (Commerzbank AG,        SP-1+/
             Frankfurt LOC), 6/30/1998                       MIG1     2,000,840
  1,000,000 Temple University, Refunding Bonds (Series B),
             4.50% Bonds, 5/14/1999                          SP-1+    1,006,865
-------------------------------------------------------------------------------
            Total                                                    13,882,705
-------------------------------------------------------------------------------
 TENNESSEE - 8.7%
  1,000,000  Greenville, TN IDB, IDRB Weekly VRDNs (Ball Corp.)/(Wachovia Bank
             of Georgia NA, Atlanta
             LOC)                                            A1+      1,000,000
  3,700,000 Metropolitan Government Nashville & Davidson
             County, TN HEFA, Educational Facilities
             Revenue Bonds (Series 1997) Weekly VRDNs
             (Belmont University Project)/(SunTrust Bank,
             Nashville LOC)                                  Aa3      3,700,000
  2,000,000 Rutherford County, TN IDB Weekly VRDNs (Square
             D. Co.)/(Societe Generale, Chicago, IL LOC)     A1+      2,000,000
  3,360,000 Sullivan County, TN Health Educational &
             Housing Facilities Board, Revenue Bonds
             Weekly VRDNs (Asbury Center)/ (Nationsbank,
             N.A., Charlotte LOC)                            NR       3,360,000
-------------------------------------------------------------------------------
            Total                                                    10,060,000
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                          CREDIT
 OR SHARES                                                 RATING*       VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 TEXAS - 7.0%
 $2,275,000 Bexar County, Health Facilities Development
             Authority Weekly VRDNs (Army Retirement
             Resources Foundation)/ (Rabobank Nederland,
             Utrecht LOC)                                   A1+      $2,275,000
  2,000,000 Harris County, TX HFDC, (Series 1994) Daily
             VRDNs (Methodist Hospital, Harris County,
             TX)                                            A1+       2,000,000
  1,800,000 San Antonio, TX IDA Weekly VRDNs (San
             Antonio River Center Associates)/(PNC Bank,
             N.A. LOC)                                      A1        1,800,000
  2,000,000 Waller County, TX IDC, Industrial
             Improvement Revenue Bonds Weekly VRDNs
             (Tubular Steel, Inc.)/(Wachovia Bank of
             Georgia NA LOC)                                P-1       2,000,000
-------------------------------------------------------------------------------
            Total                                                     8,075,000
-------------------------------------------------------------------------------
 VIRGINIA - 1.5%
  1,735,000  Rockbridge County, VA IDA, IDR Bonds, 3.70% Mandatory Put (Safeway,
             Inc.)/(Bankers
             Trust Co., LOC) 8/3/1998                       A1        1,735,000
-------------------------------------------------------------------------------
 WISCONSIN - 1.7%
  2,000,000 Racine County, WI School District, Tax &
             Revenue Anticipation Prom Nts, 4.25% Bonds,
             8/24/1998                                      SP-1+     2,001,773
-------------------------------------------------------------------------------
 TOTAL SHORT-TERM MUNICIPALS                                        117,858,881
-------------------------------------------------------------------------------
 MUTUAL FUND - 0.1%
    155,023 SEI Tax Exempt Money Market Fund (AT NET
             ASSET VALUE)                                               155,023
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (AT AMORTIZED COST AND VALUE)(A)                                 $118,013,904
-------------------------------------------------------------------------------

STAR OHIO TAX-FREE MONEY MARKET FUND ___________________________________________
                                                    May 31, 1998 (unaudited)
--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                           RATING*      VALUE
------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS - 101.8%
------------------------------------------------------------------------------
 OHIO - 101.8%
 $1,460,000 Allen County, OH Health Care Facilities,
             (Series 1998) Weekly VRDNs (Mennonite
             Home)/(Norwest Bank Minnesota, N.A. LOC)       A1+     $1,460,000
    535,000 Barberton, OH, Sewer System Revenue Refunding
             Bonds, 3.70% Bonds, 12/1/1998                  Aaa/AAA    535,000
  1,200,000 Butler County, OH, 3.80% BANs, 10/22/1998       NR       1,202,139

--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                             RATING*     VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 OHIO (CONTINUED)
   $225,000 Butler County, OH, GO LT, 4.00% BANs, 3/19/1999   NR       $225,693
    200,000 Centerville, OH Weekly VRDNs (Bethany Lutheran
             Village)/ (PNC Bank, Ohio, N.A. LOC)             A1/VMIG1  200,000
    500,000 Clermont County, OH , 3.90% BANs, 12/17/1998                500,589

                  (See Notes to the Portfolios of Investments)


STAR OHIO TAX-FREE MONEY MARKET FUND____________________________________________
                                                   (Continued)
--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                            RATING*      VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 OHIO (CONTINUED)
   $500,000 Cleveland, OH Public Power System, Electric,
             Light & Power Improvement Revenue Bonds
             (Series B), 5.40% Bonds (MBIA Insurance
             Corporation INS), 11/15/1998                   AAA/Aaa    $503,550
    100,000 Cleveland, OH, GO UT (Series A), 5.35% TRANs,
             7/1/1998                                       AAA/Aaa     100,133
    100,000 Columbus, OH Electrical Systems, Electric,
             Light, & Power Improvement Revenue Bonds
             Monthly VRDNs (Union Bank of Switzerland,
             Zurich LOC)                                    Aaa/VMIG1   100,151
  1,000,000 Columbus, OH Sewer System, Revenue Bonds
             (Series 1994) Weekly VRDNs                     AA-/A1    1,000,000
  1,565,000 Columbus, OH, GO UT (Series 1) Weekly VRDNs     VMIG1/
             (Westdeutsche Landesbank Girozentrale SA)      A1+       1,565,000
  1,500,000 Cuyahoga County, OH, Hospital Revenue Bonds     VMIG1/
             Weekly VRDNs (Cleveland Clinic)                A-1+      1,500,000
    500,000 Erie County, OH, GO LT, 4.25% BANs, 6/1/1999    SP-1+/NR    502,405
    600,000 Franklin County, OH Hospital Facility
             Authority Daily VRDNs (Franciscan Sister -     AA2/
             St. Anthony)                                   VMIG1       600,000
  1,500,000 Franklin County, OH Hospital Facility
             Authority, Series A Weekly VRDNs (U.S.
             Health Corp. of Columbus)/ (Morgan Guaranty
             Trust Co., New York LOC)                       VMIG1     1,500,000
    100,000 Hamilton County, OH Health System Weekly
             VRDNs (West Park Community)/ (Fifth Third
             Bank, Cincinnati LOC)                          VMIG1       100,000
  2,500,000 Hamilton County, OH Hospital Facilities
             Authority, (Series 1997A) Weekly VRDNs
             (Children's Hospital Medical Center)/(PNC
             Bank, Ohio, N.A. LOC)                          VMIG1     2,500,000
  1,800,000 Hamilton County, OH Hospital Facilities
             Authority, Series B Revenue Bonds Weekly
             VRDNs (Health Alliance of Greater              VMIG1/
             Cincinnati)/(MBIA Insurance Corporation INS)   A-1+      1,800,000

--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                           RATING*       VALUE
-------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
-------------------------------------------------------------------------------
 OHIO (CONTINUED)
 $1,000,000 Hamilton County, OH Weekly VRDNs (General
             Protestant Orphan Home)/(Fifth Third Bank,
             Cincinnati LOC)                                NR       $1,000,000
    150,000 Hamilton, OH Electric Systems Management,
             (Series B), 8.00% Bonds (FGIC INS)/ (United
             States Treasury PRF), 10/15/1998 (@102)        AAA/Aaa     154,709
  1,205,000 Marion County, OH Hospital Authority, (Series
             1991) Weekly VRDNs (Marion County, OH Pooled
             Hospital Program)/(Bank One, Ohio, N.A. LOC)   AA/NR     1,205,000
    605,000 Marysville, OH, GO UT, 3.91% BANs, 3/19/1999    NR          606,209
    500,000 Mason City, OH , 3.95% BANs, 12/17/1998         NR          500,394
    250,000 Mason, OH City School District, (Series A),
             4.019% BANs, 2/18/1999                         NR/MIG1     250,727
  1,000,000 Mason, OH EDA Weekly VRDNs (Cedar Village
             Project)/(Fifth Third Bank, Cincinnati LOC)    NR        1,000,000
  1,000,000 Middleburg Heights, OH, Hospital Improvement
             Revenue Bonds Weekly VRDNs (KeyBank, N.A.
             LOC)                                           A-1       1,000,000
    545,000 Middletown, OH, 4.40% BANs, 12/15/1998          NR          546,413
    500,000                                                 Aa3/
            Milford, OH, GO LT, 4.11% BANs, 5/19/1999       VMIG1       501,204
  2,500,000 Montgomery County, OH Health Facilities
             Authority, (Series A) Daily VRDNs (Miami
             (OH) Valley Hospital)                          AA-/F1    2,500,000
    200,000 North Ridgeville, OH, 4.375% BANs, 6/2/1999     NR          200,718
  2,000,000 Ohio School Districts, (Series B), 4.47%        SP-1+/
             TANs, 6/30/1998                                MIG1      2,001,021
    100,000 Ohio State IDR, Refunding Bonds Weekly VRDNs
             (Cincinnati Riverfront Coliseum, Inc.)/(PNC
             Bank, Ohio, N.A. LOC)                          NR/A1       100,000
  1,000,000                                                 A-1+/
            Ohio State University Weekly VRDNs              VMIG1     1,000,000
  1,500,000 Ohio State Water Development Authority,
             Pollution Control Revenue Refunding Bonds
             (Series 1997) Weekly VRDNs (Philip Morris
             Cos., Inc.)                                    A2/P1     1,500,000
    600,000 Scioto County, OH Hospital Authority, (Series
             D) Weekly VRDNs (Volunteer Hospitals of
             America)                                       Aaa/A-1+    600,000

                  (See Notes to the Portfolios of Investments)


STAR OHIO TAX-FREE MONEY MARKET FUND____________________________________________
                                                   (Continued)
--------------------------------------------------------------------------------

                                     CREDIT
 PRINCIPAL AMOUNT                                           RATING*      VALUE
------------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
------------------------------------------------------------------------------
 OHIO (CONTINUED)
 $1,000,000 Summit County, OH Civic Facility Weekly VRDNs
             (Young Mens Christian Association)/(KeyBank,
             N.A. LOC)                                       NR     $1,000,000
  1,000,000 Warren County, OH Health Care Facilities,
             (Series A) Weekly VRDNs (Otterbein
             Homes)/(Fifth Third Bank, Cincinnati LOC)       A-1+    1,000,000

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                        CREDIT
 OR SHARES                                               RATING*       VALUE
----------------------------------------------------------------------------
 SHORT-TERM MUNICIPALS (CONTINUED)
----------------------------------------------------------------------------
 OHIO (CONTINUED)
   $730,000 Worthington City, OH City School District,
             (Series 1998), 3.80% BANs, 1/15/1999                   $730,878
----------------------------------------------------------------------------
 TOTAL SHORT TERM MUNICIPALS                                      33,291,933
----------------------------------------------------------------------------
 MUTUAL FUNDS - 0.1%
     34,560 Midwest Ohio Tax-Free Fund (AT NET ASSET
             VALUE)                                                   34,560
----------------------------------------------------------------------------
 TOTAL INVESTMENTS
  (AT AMORTIZED COST AND VALUE)(A)                               $33,326,493
----------------------------------------------------------------------------

                  (See Notes to the Portfolios of Investments)

Notes to Portfolios of Investments

(a)Also represents cost for federal tax purposes.
(b)The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at date of the portfolio.
  *Current credit ratings are unaudited. Please refer to the Statement of Additional Information for an explanation of the credit ratings.

The following acronyms are used throughout this portfolio: BANs--Bond Anticipation Notes CP--Commercial Paper EDA--Economic Development Authority EDC--Economic Development Commission GO--General Obligation HDA--Hospital Development Authority HEFA--Health and Education Facilities Authority HFDC--Health Facility Development Corporation IDA--Industrial Development Authority IDB--Industrial Development Bond IDC--Industrial Development Corporation IDR--Industrial Development Revenue IDRB--Industrial Development Revenue Bond IDFA--Industrial Development Finance Authority INS--Insured LIQ--Liquidity Agreement LOC--Letter of Credit LT--Limited Tax MBIA--Municipal Bond Investors Assurance PCR--Pollution Control Revenue PRF--Prerefunded RANs--Revenue Anticipation Notes SA--Support Agreement TANs--Tax Anticipation Notes TOBs--Tender Option Bonds TRANs--Tax and Revenue Anticipation Notes UT--Unlimited Tax VRDNs--Variable Rate Demand Notes

                                        Total Net
             Star Funds                  Assets**
------------------------------------  --------------
Star Treasury Fund                    $1,356,130,595
Star Tax-Free Money Market Fund          115,561,091
Star Ohio Tax-Free Money Market Fund      32,703,900

** The categories of investments are shown as a percentage of net assets at May
   31, 1998.

(See Notes which are an integral part of the Financial Statements)


Statements of Assets and Liabilities

MAY 31, 1998 (UNAUDITED)

                                                                        STAR
                                                            STAR        OHIO
                                                          TAX-FREE    TAX-FREE
                                              STAR         MONEY        MONEY
                                            TREASURY       MARKET      MARKET
                                              FUND          FUND        FUND
--------------------------------------------------------------------------------
 ASSETS:
 Investments in repurchase agreements,
  at amortized cost                        $968,707,000      --          --
 Investments in securities                  372,370,508 $118,013,904 $33,326,493
--------------------------------------------------------------------------------
  Total investments in securities, at
   amortized cost and value              $1,341,077,508 $118,013,904 $33,326,493
--------------------------------------------------------------------------------
 Cash                                           837,218       62,922     --
 Income receivable                            5,872,193      873,761     261,389
 Receivable for investments sold             15,000,000      --          --
--------------------------------------------------------------------------------
  Total assets                            1,362,786,919  118,950,587  33,587,882
--------------------------------------------------------------------------------
 LIABILITIES:
 Payable for investments purchased             --          3,019,390     703,123
 Payable for Fund shares redeemed              --            --           49,878
 Income distribution payable                  5,737,491      290,698      93,540
 Accrued expenses                               918,833       79,408      37,441
--------------------------------------------------------------------------------
  Total liabilities                           6,656,324    3,389,496     883,982
--------------------------------------------------------------------------------
 NET ASSETS:
 C Shares                                  $433,951,978 $115,561,091 $32,703,900
 Y Shares                                   922,178,617      --          --
--------------------------------------------------------------------------------
  Total Net Assets                       $1,356,130,595 $115,561,091 $32,703,900
--------------------------------------------------------------------------------
 SHARES OUTSTANDING:
 C Shares                                   433,951,978  115,561,091  32,703,900
 Y Shares                                   922,178,617      --          --
--------------------------------------------------------------------------------
  Total shares outstanding                1,356,130,595  115,561,091  32,703,900
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PROCEEDS PER SHARE:
 C Shares                                         $1.00        $1.00       $1.00
 Y Shares                                         $1.00      --          --
--------------------------------------------------------------------------------
 Investments, at identified cost         $1,341,077,508 $118,013,904 $33,326,493
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Investments, at tax cost                $1,341,077,508 $118,013,904 $33,326,493
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(See Notes which are an integral part of the Financial Statements)


 Statements of Operations

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

                                                                       STAR
                                                            STAR       OHIO
                                                          TAX-FREE   TAX-FREE
                                                STAR       MONEY      MONEY
                                              TREASURY     MARKET     MARKET
                                                FUND        FUND     FUND (A)
------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest income                             $34,767,760 $2,193,836  $583,994
EXPENSES:
 Investment advisory fee                       3,093,826    330,874    87,878
 Administrative personnel and services fee       712,373     69,026    24,504
 Custodian fees                                  154,691     15,040     3,994
 Transfer and dividend disbursing agent
  fees and expenses                               88,234     16,376    13,136
 Directors'/Trustees' fees                         9,680      1,446     1,991
 Auditing fees                                       520      7,275     --
 Legal fees                                        8,390      4,000     5,430
 Portfolio accounting fees                        41,534     22,746    32,493
 Distribution services fee--C Shares             302,008     --         --
 Shareholder services fee--C Shares              107,284     30,079     7,989
 Shareholder services fee--Y Shares              202,099     --         --
 Share registration costs                         14,384      6,080    23,184
 Printing and postage                             12,700      6,191     7,964
 Insurance premiums                                5,998      2,736     1,448
 Miscellaneous                                       980      1,427     2,535
------------------------------------------------------------------------------
  Total expenses                               4,754,701    513,296   212,546
------------------------------------------------------------------------------
 Waivers--
------------------------------------------------------------------------------
 Waiver of investment advisory fee               --         (60,159)  (63,911)
 Waiver of administrative personnel and
  services fee                                   --          --       (18,871)
------------------------------------------------------------------------------
  Total Waivers                                  --         (60,159)  (82,782)
------------------------------------------------------------------------------
   Net Expenses                                4,754,701    453,137   129,764
------------------------------------------------------------------------------
    Net investment income                    $30,013,059 $1,740,699  $454,230
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(a)Reflects operations from December 2, 1997 (date of initial public investment) to May 31, 1998.

(See Notes which are an integral part of the Financial Statements)


Statements of Changes in Net Assets

                                                                      STAR               STAR OHIO
                                        STAR                        TAX-FREE              TAX-FREE
                                      TREASURY                    MONEY MARKET          MONEY MARKET
                                        FUND                          FUND                  FUND
                            ------------------------------  --------------------------  ------------
                              SIX MONTHS                     SIX MONTHS                  SIX MONTHS
                                ENDED                          ENDED                       ENDED
                               MAY 31,        YEAR ENDED      MAY 31,      YEAR ENDED     MAY 31,
                                 1998        NOVEMBER 30,       1998      NOVEMBER 30,    1998 (A)
                             (UNAUDITED)         1997       (UNAUDITED)       1997      (UNAUDITED)
-----------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
  NET ASSETS
 OPERATIONS--
 Net investment income         $30,013,059     $47,717,951    $1,740,699    $4,103,115      $454,230
-----------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS--
 Distributions from net
  investment income
  C Shares                     (10,197,080)    (29,726,806)   (1,740,699)   (4,103,115)     (454,230)
  Y Shares                     (19,815,979)    (17,991,145)      --            --            --
-----------------------------------------------------------------------------------------------------
 Change in net assets
  from distributions to
  shareholders                 (30,013,059)    (47,717,951)   (1,740,699)   (4,103,115)     (454,230)
-----------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sales of
  shares                     3,910,935,445   6,634,149,054   269,647,365   529,216,899    70,765,692
 Net assets value of
  shares issued to
  shareholders
  in payment of
  distributions declared           179,952         469,381         2,534         5,547           585
 Cost of shares redeemed    (3,683,680,529) (6,335,181,799) (280,436,343) (556,130,618)  (38,062,377)
-----------------------------------------------------------------------------------------------------
 Change in net assets
  from share transactions      227,434,868     299,436,636   (10,786,444)  (26,908,172)   32,703,900
-----------------------------------------------------------------------------------------------------
  Change in net assets         227,434,868     299,436,636   (10,786,444)  (26,908,172)   32,703,900
-----------------------------------------------------------------------------------------------------
 NET ASSETS:
 Beginning of period         1,128,695,727     829,259,091   126,347,535   153,255,707       --
-----------------------------------------------------------------------------------------------------
 End of period              $1,356,130,595  $1,128,695,727  $115,561,091  $126,347,535   $32,703,900
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

(a)Reflects operations from December 2, 1997 (date of initial public investment) to May 31, 1998.

(See Notes which are an integral part of the Financial Statements)


Financial Highlights

STAR FUNDS
(For a share outstanding throughout each period)

                                                            RATIOS TO AVERAGE NET ASSETS
              NET ASSET            DISTRIBUTIONS            -------------------------------                    NET ASSETS,
               VALUE,      NET       FROM NET    NET ASSET                          NET          EXPENSE         END OF
 YEAR ENDED   BEGINNING INVESTMENT  INVESTMENT   VALUE, END   TOTAL              INVESTMENT      WAIVER/         PERIOD
NOVEMBER 30,  OF PERIOD   INCOME      INCOME     OF PERIOD  RETURN(A) EXPENSES     INCOME    REIMBURSEMENT(B) (000 OMITTED)
---------------------------------------------------------------------------------------------------------------------------
STAR TREASURY FUND
C SHARES
1993            $1.00      0.03        (0.03)      $1.00      2.56%     0.70%       2.53%          0.25%        $386,020
1994            $1.00      0.03        (0.03)      $1.00      3.30%     0.70%       3.24%            --         $358,766
1995            $1.00      0.05        (0.05)      $1.00      5.23%     0.71%       5.14%            --         $654,963
1996            $1.00      0.05        (0.05)      $1.00      4.80%     0.70%       4.69%            --         $829,259
1997            $1.00      0.05        (0.05)      $1.00      4.85%     0.73%       4.73%            --         $469,400
1998(f)         $1.00      0.02        (0.02)      $1.00      2.38%     0.86%(c)    4.74%(c)         --         $433,952
Y SHARES
1997(d)         $1.00      0.03        (0.03)      $1.00      3.37%     0.72%(c)    4.87%(c)         --         $659,296
1998(f)         $1.00      0.02        (0.02)      $1.00      2.45%     0.72%(c)    4.91%(c)         --         $922,179
STAR TAX-FREE MONEY MARKET FUND
C SHARES
1993            $1.00      0.02        (0.02)      $1.00      1.91%     0.65%       1.90%          0.40%        $135,022
1994            $1.00      0.02        (0.02)      $1.00      2.15%     0.65%       2.12%          0.15%        $135,427
1995            $1.00      0.03        (0.03)      $1.00      3.32%     0.66%       3.26%          0.15%        $167,356
1996            $1.00      0.03        (0.03)      $1.00      2.91%     0.70%       2.87%          0.11%        $153,256
1997            $1.00      0.03        (0.03)      $1.00      3.02%     0.69%       2.96%          0.10%        $126,348
1998(f)         $1.00      0.01        (0.01)      $1.00      1.45%     0.75%(c)    2.89%(c)       0.10%(c)     $115,561
STAR OHIO TAX-FREE MONEY MARKET FUND
C SHARES
1998(e)         $1.00      0.01        (0.01)      $1.00      1.45%     0.81%(c)    2.84%(c)       0.52%(c)      $32,704
---------------------------------------------------------------------------------------------------------------------------

(a)Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(b)This voluntary expense decrease if reflected in both the expense and net investment income ratios.
(c)Computed on an annualized basis.
(d)Reflects operations for the period from March 25, 1997 (date of initial public investment) to November 30, 1997.
(e)Reflects operations for the period from December 2, 1997 (date of initial public investment) to May 31, 1998 (unaudited).
(f)For the six months ended May 31, 1998 (unaudited).
(See Notes which are an integral part of the Financial Statements)


Combined Notes to Financial Statements

MAY 31, 1998 (UNAUDITED)

(1) ORGANIZATION

Star Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company. The Trust consists of eleven diversified portfolios and one non-diversified portfolio. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

  PORTFOLIO NAME                                         INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------
Star Treasury Fund                                      Stability of
 ("Treasury Fund")                                       principal and
                                 current income
                                 consistent with
                                  stability of
                                   principal.
Star Tax-Free Money Market Fund                         Current income exempt
 ("Tax-Free Money Market Fund")                          from federal regular
                                                         income tax
                                 consistent with
                                  stability of
                                   principal.
Star Ohio Tax-Free Money                                Current income exempt
 Market Fund ("Ohio Tax-Free                             from federal income
 Money Market Fund")*                                    tax and the personal
                              income taxes imposed
                              by the state of Ohio
                                                         and Ohio
                               municipalities with
                                  stability of
                                   principal.

*The Ohio Tax-Free Money Market Fund became effective on November 19, 1997 and had public investment as of December 2, 1997.

The financial statements of the Stock Funds and the Bond Funds are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Treasury Fund offers two classes of shares, (C Shares and Y Shares, formerly, Investment Shares and Trust Shares, respectively); Tax-Free Money Market Fund offers one class of shares (C Shares); and Ohio Tax-Free Money Market Fund offers one class of shares (C Shares).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

The Funds' use of the amortized cost method to value their portfolio securities is in accordance with Rule 2a-7 under the Act. Investments in other open-end investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

G. OTHER

Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At May 31, 1998, capital paid-in for Treasury Fund, Tax-Free Money Market Fund and Ohio


Tax-Free Money Market Fund aggregated $1,356,130,595, $115,561,091, and $32,703,900 respectively. Transactions in Fund shares were as follows:

                                  TREASURY FUND
                                                ------------------------------
                                                  SIX MONTHS        PERIOD
                                                    ENDED           ENDED
                                                   MAY 31,       NOVEMBER 30,
Y SHARES                                             1998           1997*
----------------------------------------------- --------------  --------------
Shares sold                                      2,040,780,025   2,057,044,184
Shares issued to shareholders in payment of
 distributions declared                                113,955          81,573
Shares redeemed                                 (1,778,010,951) (1,397,830,169)
                                                ------------------------------
 Net change resulting from Y Share transactions    262,883,029     659,295,588
                                                ------------------------------

*Reflects operations for the period from March 25, 1997 (date of initial public investment) to November 30, 1997.

                                  TREASURY FUND
                                                ------------------------------
                                                  SIX MONTHS         YEAR
                                                    ENDED           ENDED
                                                   MAY 31,       NOVEMBER 30,
C SHARES                                             1998            1997
----------------------------------------------- --------------  --------------
Shares sold                                      1,870,155,420   4,577,104,870
Shares issued to shareholders in payment of
 distributions declared                                 65,997         387,808
Shares redeemed                                 (1,905,669,578) (4,937,351,630)
                                                ------------------------------
 Net change resulting from C Share transactions    (35,448,161)   (359,858,952)
                                                ------------------------------

                                                       TAX-FREE MONEY
                                   MARKET FUND
                                                  --------------------------
                                                   SIX MONTHS       YEAR
                                                     ENDED         ENDED
                                                    MAY 31,     NOVEMBER 30,
C SHARES                                              1998          1997
------------------------------------------------  ------------  ------------
Shares sold                                        269,647,365   529,216,899
Shares issued to shareholders in payment of dis-
 tributions declared                                     2,534         5,547
Shares redeemed                                   (280,436,343) (556,130,618)
                                                  --------------------------
 Net change resulting from C Share transactions    (10,786,444)  (26,908,172)
                                                  --------------------------

                                                               OHIO TAX-FREE
                                                                MONEY MARKET
                                                                    FUND
                                                               --------------
                                                                PERIOD ENDED
C SHARES                                                       MAY 31, 1998**
-------------------------------------------------------------  --------------
Shares sold                                                      70,765,692
Shares issued to shareholders in payment of distributions de-
 clared                                                                 585
Shares redeemed                                                 (38,062,377)
                                                                -----------
 Net change resulting from C Share transactions                  32,703,900
                                                                -----------

** Reflects operations from the period December 2, 1997 (date of initial public investment) to May 31, 1998.

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE

Star Bank N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets as follows:

FUND NAME                        ANNUAL RATE
--------------------------------------------
Treasury Fund                       0.50%
Tax-Free Money Market Fund          0.55%
Ohio Tax-Free Money Market Fund     0.55%
--------------------------------------------

The Adviser may voluntarily choose to waive a portion of its fee. The Adviser may modify or terminate this voluntary waiver at any time at its sole discretion.

B. ADMINISTRATIVE FEE

Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. Effective January 1, 1998, the fee that FAS receives changed to an annual rate of 0.12% of the average daily net assets of the Trust for the period. The administrative fee received during any fiscal year shall be at least $50,000 per fund. FAS may voluntarily choose to waive a portion of its fee. FAS may modify or terminate this voluntary waiver at any time at its sole discretion. Prior to January 1, 1998, the FAS fee was based on the level of average net assets of the Trust for the period.

Under the terms of a Sub-Administration Agreement between FAS and Star Bank, N.A., FAS will pay to Star Bank, N.A., solely from the resources of FAS, a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting FAS in rendering administrative services to the Trust.

C. DISTRIBUTION SERVICES FEE

Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), C Shares of the Trust may pay to Federated Securities Corp. an amount computed at an annual rate of 0.25% of the average daily net asset value of shares to finance any activity which is principally intended to result in the sale of shares subject to the Plan. Currently, only the Treasury Fund is accruing and paying 12b-1 fees. The Tax-Free Money Market Fund and the Ohio Tax-Free Money Market Fund will not accrue or pay any distribution expenses pursuant to the Plan until a "Y" class of shares has been registered with the Securities and Exchange Commission.

D. SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets of the funds for the period. For the foreseeable future, the Funds plan to limit the Shareholder Servicing fee to 0.05% of average daily net assets. The fee paid to Star Bank, N.A. is used to finance certain services for shareholders and to maintain shareholder accounts. Star Bank, N.A. can modify or terminate this limitation at any time at its sole discretion.

E. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Star Bank, N.A. serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to Star Bank, N.A. is based on the size, type, and number of accounts and transactions made by shareholders.

Star Bank, N.A. became the Funds transfer and dividend disbursing agent March 9, 1998. Prior to March 9, 1998, Federated Services Company ("FServ") served as the Fund's transfer and dividend disbursing agent and received for its services a fee based on the size, type, and number of accounts and transactions made by shareholders.

For the period ended May 31, 1998, the transfer and dividend disbursing agents earned fees as follows:

                                  STAR
                                  BANK,
                                  N.A.    FSERV
------------------------------------------------
Treasury Fund                    $71,639 $16,595
Tax-Free Money Market Fund         8,435   7,941
Ohio Tax-Free Money Market Fund    4,010   9,126
------------------------------------------------

F. PORTFOLIO ACCOUNTING FEES

FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

G. CUSTODIAN FEES

Star Bank, N.A. is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

H. GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) YEAR 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.


Trustees                           Officers

Thomas L. Conlan Jr.               Edward C. Gonzales
                                    PRESIDENT AND TREASURER
Edward C. Gonzales                 Joseph S. Machi
                                    VICE PRESIDENT AND ASSISTANT TREASURER
Dr. Alfred Gottschalk              C. Grant Anderson
                                    SECRETARY
Dr. Robert J. Hill

Dawn M. Hornback

Lawrence M. Turner

William H. Zimmer III

 Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal
    Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including the possible loss of principal. Although money market funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.



                                                  ---------------------------
Cusip 85491104                                          Star Bank, N.A.
Cusip 854911849                                       Investment Adviser
Cusip 854911302                                   ---------------------------
Cusip 854911781                                   Federated Securities Corp.
2062306 (7/98)                                            Distributor
6052TR                                            ---------------------------





[LOGO OF STAR FUNDS]

                                       STOCK FUNDS



                                       COMBINED
                                       SEMI-ANNUAL
                                       REPORT

                                       May 31, 1998










                                      The Stellar Fund

                                      Star Relative Value Fund

                                      Star Market Capitalization Fund

                                             Star Growth Equity Fund

                                             Star Capital Appreciation Fund

                                             Star International Equity Fund



President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for the Star Stock Funds. The report covers the six-month period from December 1, 1997 through May 31, 1998. It includes a brief discussion with each Fund's portfolio manager, which covers economic and market conditions and their impact on Fund performance and strategy. Next, is a complete list of each Fund's holdings and the financial statements.

Fund-by-fund highlights of the six-month period are as follows:

THE STELLAR FUND

To pursue a high level of total return over the long-term, the Fund invests in approximately equal weightings in U.S. stocks, U.S. bonds, international securities,+ real estate securities, and short-term securities. This highly diversified approach produced a total return of 6.65%, or 1.87% adjusted for the sales charge, for A Shares.* Contributing to the total return were dividends totaling $0.16 per share and capital gains totaling $1.30 per share. The net asset value decreased from $14.27 to $13.66 due to market conditions, and capital gain and dividend distributions.

Shareholders of Y Shares received a total return of 6.79%, through dividends totaling $0.18 per share and capital gains totaling $1.30 per share.* The net asset value decreased from $14.27 to $13.66 due to market conditions, and capital gain and dividend distributions.

On the last day of the period, Fund net assets totaled $114 million.

STAR RELATIVE VALUE FUND

The Fund pursues a high level of total return through a portfolio of stocks that appear to be undervalued and offer above-average yields with low volatility. Many of these stocks are household names including American Express, Bristol-Myers Squibb, Citicorp, Ford, Gillette, Goodyear, IBM, Intel, Merck, and Sears. Over the six-month period, the Fund's A Shares delivered a total return of 12.66%, or 7.57% adjusted for the sales charge.* The Fund's net asset value rose from $23.48 on the first day of the period to $25.44 on the last day. Shareholders received dividends totaling $0.10 per share and capital gains totaling $0.82 per share.

The Fund's Y Shares produced a 12.83% total return through $0.12 in income and a $0.82 increase in net asset value, while the net asset value increased from $23.49 to $25.46.*

This report also contains information about the Fund's new B Shares, which began operation on March 31, 1998.

Fund net assets increased substantially over the period, from $350 million to $420 million.

STAR MARKET CAPITALIZATION FUND

The Star Market Capitalization Fund began operation on December 8, 1997. This Fund gives investors the opportunity to pursue the broad performance of the stock market as measured by the Standard & Poor's 500 Index.** Over the period from December 8, 1997 (date of initial public investment) through May 31, 1998, the Fund produced a total return of 12.04% through dividends totaling $0.01 per share and a $1.19 increase in net asset value.*

STAR GROWTH EQUITY FUND

This Fund pursues classic growth through high-quality stocks that, at the end of the period, included companies like Allstate, Boeing, Brunswick, Disney, Gillette, Hewlett-Packard, IBM, Intel, Microsoft, Pepsico, Pfizer, and Wal-Mart. During the six months, B Shares produced a total return of 12.09%, or 6.77% adjusted for the maximum contingent deferred sales charge.* Contributing to the total return was a $0.95 increase in net asset value, $0.03 per share in dividends and $0.96 in capital gains.

The Fund's Y Shares produced a 12.22% total return through $0.05 in income, $0.96 in capital gains and a $0.95 increase in net asset value.*

--------
 + Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
** Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.



At the end of the period, Fund net assets reached $166 million.

STAR CAPITAL APPRECIATION FUND

At the end of the period, the Fund's portfolio consisted of 147 growth- oriented stocks spanning more than 30 different business and industrial sectors. The Fund's A Shares achieved a six-month total return of 11.26%, or 6.22% adjusted for the sales charge, through dividends totaling $0.02 per share and capital gains totaling $3.08 per share.* Fund net assets reached $84 million.

STAR INTERNATIONAL EQUITY FUND

The Star International Equity Fund, which began operation on December 3, 1997, gives investors the opportunity to diversify their stock holdings beyond the U.S.+ As a "fund of funds," it invests primarily in shares of international equity mutual funds. Over the period from December 3, 1997 (date of initial public investment) through May 31, 1998, the Fund achieved a total return of 11.48%, or 9.83% adjusted for the sales charge.* Contributing to the total return were dividends totaling $0.04 per share and a $1.10 increase in net asset value. At the end of the period, Fund net assets reached $51 million.

Thank you for pursuing your long-term goals through the Star Stock Funds. We hope you are pleased with your progress. We will continue to keep you up-to-date on the details of your investment on a regular basis, through the highest level of service possible.

Sincerely,
/s/ Edward C. Gonzales
Edward C. Gonzales
President

July 15, 1998



+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.
* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Investment Reviews
The Stellar Fund

Q How did The Stellar Fund perform for the first half of its fiscal year?

A The Fund's components all performed at or above the relevant benchmarks, the strongest returns were generated by the domestic and international equity portfolios.* The real estate investment trust ("REIT") component suffered a 4.3% decline during the period.

Q With the exception of Southeast Asia and Japan, international stocks--notably Europe--recorded excellent performance. While the fund has avoided the troubled areas, where are its international holdings focused?

A The core of the international exposure has been focused on Europe for the last two years. The Fund has limited exposure in select Latin American markets which did not detract from the overall performance in the segment. The move to European monetary union has sparked renewed interest in equity investment on the continent.

Q As we reach the midpoint of 1998, there remains a considerable focus on the potential impact of Asian economic turmoil on a highly valued--and volatile-- U.S. stock market. Can you address the risk/reward profile of the Fund's multi-asset class diversification with that of U.S. equities?

A The Fund has overtaken a number of its competitors since the current corrective phase began in late April. This type of market climate is uniquely well suited to the Stellar Fund. The REIT component, which had been a drag on the portfolio for much of the first half, became a contributor again just as the international and domestic portfolios began to stall. This, combined with the rally in bonds and the stability of the short term portfolio, allowed the Fund to avoid much of the recent decline.

Star Relative Value Fund

Q While concerns over Asia's impact continued, the U.S. stock market marched on from December 1, 1997 through May 31, 1998. How did the Star Relative Value Fund perform versus the average growth and income fund?

A For the six months ending May 31, 1998, the Star Relative Value Fund's Y Shares generated a +12.83% total rate of return on a no-load, net asset value basis compared to a return of +11.91 for the average growth and income fund as measured by Lipper Analytical Services, Inc.**

Q What specific sectors and stocks made the greatest impact on Fund performance over the first half of the Fund's fiscal year?

A The healthcare, consumer cyclicals and financial sectors have added the most positive performance to the Fund during the first half of the Fund's fiscal year. Top performing stocks during this time period included Ford Motor, Vodafone Group, Lehman Brothers, Comair, Cable & Wireless PLC, and Sears, Roebuck & Co.

--------
 *Foreign investing involves special risks such as currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.
**Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for A Shares based on net asset value and offering price for the period was +12.66% and +7.57%. Total return for B Shares based on net asset value and offering price for the period from March 31, 1998 (date of initial public investment) to May 31, 1998 was (2.11%) and (7.00%). Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.


Q In this environment--in which daily, significant volatility seems to be par for the course_--what are the advantages of the Fund's value-based strategy?

A The Star Relative Value Fund's value-based investment strategy traditionally identifies companies with below average volatility, low price-to-earnings ratio and above average dividend yields. The Fund's current beta factor is .93, portfolio turnover remains low, the price-to-earnings ratio ("P/E") is 19.7x compared to the Standard & Poor's 500 Index (the "S&P 500")+ P/E of 24.1x and the Fund's dividend yield is 1.5% versus the S&P 500 yield at 1.3%. The stock selection process has begun to highlight opportunities in depressed sectors such as energy, basic materials and utilities.

Star Market Capitalization Fund

Q The Star Market Capitalization Fund gives investors the opportunity to pursue the performance of the stock market as measured by the Standard & Poor's 500 Index. What are the advantages of an index approach to investing?

A The nature of an index provides for relatively stable holdings which reduces the cost of maintaining the portfolio and minimizes the generation of capital gains. This type of investment eliminates the influence of investment styles such as growth and value from investment results as these selection methods come into and fall out of favor.

Q How did the Fund perform relative to the S&P 500 during the first six months of its operation?

A The Fund's performance exceeded the return of the actual S&P 500 index. This anomaly was the result of the small initial size of the Fund and the impact early cashflows had on performance during a volatile period in the market.

Q Buoyed by a strong economy, benign inflation and high consumer confidence, the U.S. stock market continued to rise--while recording steep single-day plunges resulting from Asian woes and corporate earnings disappointments. Do you see this pattern continuing through the end of the year?

A Yes. The market will see leadership rotation continue as the former growth engines of this recovery in the capital goods and export sectors cede leadership to the consumer oriented sectors.

Star Growth Equity Fund

Q How did the Star Growth Equity Fund perform for the first half of its fiscal year in what continues to be a turbulent market?

A For the first half of this fiscal year, the Fund's Y Shares had an attractive return of +12.22%, based on net asset value.* This return was generated as the markets went through a strong first quarter followed by tremendous rotation and variability in the second quarter. The Fund continues to emphasize diversification by both sector and individual securities. This has led to positive returns with lower volatility.

--------
+ Standard & Poor's Daily Stock Price Index of 500 Common Stocks, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged and investments cannot be made in an index.
* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Star Growth Equity Fund B Shares, based on net asset value and adjusted for the maximum contingent deferred sales charge, for the period was +12.09% and +6.77%.


The Fund has remained fully invested during this time frame and we have emphasized sector changes in the portfolio. Thus, early in the period, we had a heavier emphasis on energy and consumer stocks. As the period progressed, we moved the Fund more in line with the S&P 500. Currently, we are moving back towards financials and consumer stocks.

Q What sectors and individual stocks made the greatest positive impact on performance?

A Positive performance, with all of the rotation, has generally been more company specific rather than sector oriented. Still, a couple of areas of strength have been in consumer cyclicals and healthcare securities. These groups have benefited from a more robust consumer and the continuing development of new healthcare products.

Individual names which have been particularly strong include Clear Channel (radio broadcaster), Pfizer and Watson Pharmaceutical (healthcare), Lucent Technology, Vodafone (communication), Sears, and Wal-Mart (retailers). These are companies which have generally had positive earnings stories as compared to the expectations of Wall Street analysts. We are continuing to look for and emphasize companies with strong earnings growth potential for this portfolio.

Q While diversification and pure stock selection are the keys to investing in this volatile market, how does your strategy factor in the potential impact of Asia?

A Our overall investment process has included the likelihood of Asia causing a slowdown in the global economy. This will obviously have a negative impact on Gross Domestic Product (GDP) in this country as that weakness unfolds. While we still have securities in the portfolio which have sales in the Asian economy, we have tried to reduce the risk. This has been done by reducing some positions and increasing the diversification. We also continue to use options as a means of hedging the portfolio to further reduce this risk.

Star Capital Appreciation Fund

Q In an up and down stock market environment influenced by Asia's economic difficulties and U.S. corporate earnings, how did Star Capital Appreciation Fund perform versus its peer group over the first half of its fiscal year?

A The stocks typically owned by the Fund are far more domestically focused than the companies which populate the upper tier of the corporate world. It is this isolation which led to the strong performance of the Fund through late April. The emphasis on value in the security selection process led to the Fund outperforming its peer group during the early part of the period. As renewed concern over the deepening crisis in Asia emerged during the second quarter, investors abandoned valuation in favor of earnings visibility and the perception of safety which size implies. The Fund's total return, based on net asset value, for the six month period ended May 31, 1998, was +11.26 which finished ahead of the Lipper Mid-Cap Funds Average of +8.95% for the same period.*

--------
*Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for Star Capital Appreciation Fund, based on offering price, for the period was +6.22%. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.


Q At this point in the bull market, mid caps seem to be getting more attention in the financial press as a way to diversify equity holdings beyond highly valued large caps. Can you comment favorable risk/reward profile of mid caps compared to large cap and small cap stocks?

A On virtually every relevant valuation measure, save dividend yield, the universe of stocks available to the Fund is more attractive than the Blue Chip segment of the market. History shows us that these periods of inequality can persist for extended periods of time. Small to medium sized companies are viewed as more cyclical from an earnings perspective and it is this cyclicality which leads them to periods of strong performance early in the economic cycle. During an extended business cycle, this cyclicality becomes a detriment to investor participation and produces the sustained underperformance we have witnessed in the past three years. One of the clearest signs of an end to this economic cycle will be the emergence of these stocks as market leaders, as they anticipate the recovery which will follow.

Q As we reach the midpoint of 1998, significant day-to-day volatility continues. Do you anticipate that the process of reaching a realistic market level will be a long-term one?

A Volatility is relative to the group under study, the Mid-Cap stocks as a group are only 85% as volatile as the Blue Chips so far this year. Much of this is attributable to the declining support for these stocks as investors focus on the investment theme of large stable growth stocks. Historically, these stocks are more volatile and we fully expect that when they emerge to a leadership role, it will be accompanied by above average volatility.

Star International Equity Fund

Q Europe's extremely strong performance was the highlight of the international marketplace during the period. What are your comments?

A Europe has enjoyed very strong appreciation in many of its equity markets this year.+ Market performance of +46% in Belgium, +15% in the UK and to near +40% for Italy, France and Germany has been recorded. This strength can be attributed to a number of forces that may continue for some time. First and foremost, is the euphoria associated with the financial unity of the European community. Not only will the currency be consistent across borders, but tariffs have been lifted and some measure of central economic control is being established. Virtually all the countries are expecting consistent GDP growth with no hints of recession. Likewise, inflation is down, the markets are benefiting from capital inflow and many of the corporations are initiating aggressive earnings enhancement goals (much like the series of "downsizing" in the U.S.) which should positively influence their stock prices.

Q How were the Fund's assets weighted among the world regions at the end of the period?

A Since the Star International Fund is a "fund of funds" it is impossible to determine the exact amount of exposure the fund has to any one particular geographic region. We have, however, selected funds that have generally focused their primary exposure on Europe. To further enhance this emphasis toward Europe and away from Southeast Asia, we have a number of "single country" closed-end funds that allow us to "pinpoint" our exposure. Our largest closed-end fund positions include the Italy Fund, the Irish Trust, the Swiss Helvetia Fund and the UK Fund. Of the 11 single country fund positions, 7 are in Europe and none are in Southeast Asia.
 --------
 + Foreign investing involves special risks including currency risk and increased volatility of foreign securities.


Q What was the Fund's performance relative to its international benchmark?

A The Fund reported a total return of +11.48% versus the Morgan Stanley Capital International Europe, Australia, and Far East Index ("MSCI-EAFE") at +15.1%.* There were initial costs of establishing the Fund which accounted for some of the performance differential.

Q As we pass the mid-point of 1998, what is your outlook for international equities?

A We continue to assess the opportunities in international investing. While we think there are still some difficulties in Southeast Asia that will need to be addressed, we are extremely positive on the outlook for Europe. Ultimately, the problem in the Asian markets should turn and there may be outstanding opportunities in Latin America as well.


--------
 * Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return based on offering price for the period was +9.83%. The Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI-EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. This index is unmanaged and investments cannot be made in an index.



Portfolio of Investments

THE STELLAR FUND________________________________________________________________
                      May 31, 1998 (unaudited)

--------------------------------------------------------------------------------

 SHARES                                           VALUE
-------------------------------------------------------
 U.S. EQUITIES - 20.5%
-------------------------------------------------------
 BASIC INDUSTRY - 1.3%
-------------------------------------------------------
 CHEMICALS - 0.5%
      3,000 Dow Chemical Co.                   $290,625
      4,500 Du Pont (E.I.) de Nemours & Co.     346,500
-------------------------------------------------------
            Total                               637,125
-------------------------------------------------------
 MANUFACTURING - 0.6%
      7,000 Caterpillar, Inc.                   384,562
      8,000 Parker-Hannifin Corp.               328,500
-------------------------------------------------------
            Total                               713,062
-------------------------------------------------------
 METALS & MINING - 0.2%
      2,600 Aluminum Co. of America             180,375
-------------------------------------------------------
 TOTAL BASIC INDUSTRY                         1,530,562
-------------------------------------------------------
 CAPITAL GOODS - 3.3%
-------------------------------------------------------
 AEROSPACE - 0.4%
      5,000 Honeywell, Inc.                     419,687
-------------------------------------------------------
 COMPUTERS & SOFTWARE - 1.8%
     12,000 (a) Cisco Systems, Inc.             907,500
      7,400 Lucent Technologies, Inc.           524,938
      3,200 (a) Network Associates, Inc.        196,000
     11,300 (a) Oracle Corp.                    266,963
      5,400 (a) Sun Microsystems, Inc.          216,338
-------------------------------------------------------
            Total                             2,111,739
-------------------------------------------------------
 ELECTRICAL EQUIPMENT - 0.6%
      5,400 Emerson Electric Co.                328,050
      5,300 Hewlett-Packard Co.                 329,262
-------------------------------------------------------
            Total                               657,312
-------------------------------------------------------
 ELECTRONICS - 0.5%
      8,000 Intel Corp.                         571,500
-------------------------------------------------------
 TOTAL CAPITAL GOODS                          3,760,238
-------------------------------------------------------
 CONSUMER CYCLICAL - 2.5%
-------------------------------------------------------
 AUTOMOTIVE & RELATED - 0.4%
      7,000 Johnson Controls, Inc.              416,500
-------------------------------------------------------
 ENTERTAINMENT & LEISURE - 0.3%
      7,000 Brunswick Corp.                     220,062
      8,000 Callaway Golf Co.                   165,000
-------------------------------------------------------
            Total                               385,062
-------------------------------------------------------
 PUBLISHING - 0.4%
      6,500 Gannett Co., Inc.                   428,594
-------------------------------------------------------
 RETAILING & APPAREL - 1.3%
      8,000 Gap (The), Inc.                     432,000
      6,999 Pier 1 Imports, Inc.                168,413
     12,000 (a) Safeway, Inc.                   437,250
      8,400 Wal-Mart Stores, Inc.               463,575
-------------------------------------------------------
            Total                             1,501,238
-------------------------------------------------------
 TRANSPORTATION - 0.1%
      6,000 Comair Holdings, Inc.               159,750
-------------------------------------------------------
 TOTAL CONSUMER CYCLICAL                      2,891,144
-------------------------------------------------------
 CONSUMER STAPLES - 2.1%
-------------------------------------------------------
 FOOD & BEVERAGE - 1.2%
      3,000 BestFoods                           169,312
     11,425 R.J.R. Nabisco, Inc., Class A       531,263
      3,500 Sara Lee Corp.                      206,063
     18,000 Sysco Corp.                         419,625
-------------------------------------------------------
            Total                             1,326,263
-------------------------------------------------------

--------------------------------------------------------------------------------

 SHARES                                                 VALUE
-------------------------------------------------------------
 U.S. EQUITIES (CONTINUED)
-------------------------------------------------------------
 CONSUMER STAPLES (CONTINUED)
-------------------------------------------------------------
 HOUSEHOLD PRODUCTS - 0.7%
      1,500 Gillette Co.                             $175,687
      8,000 Procter & Gamble Co.                      671,500
-------------------------------------------------------------
            Total                                     847,187
-------------------------------------------------------------
 TOBACCO - 0.2%
      5,000 Philip Morris Cos., Inc.                  186,875
-------------------------------------------------------------
 TOTAL CONSUMER STAPLES                             2,360,325
-------------------------------------------------------------
 ENERGY - 2.8%
-------------------------------------------------------------
 DOMESTIC OIL - 0.1%
      3,000 Tosco Corp.                                95,250
-------------------------------------------------------------
 ENERGY - 0.5%
      7,000 Cinergy Corp.                             226,187
      8,044 SBC Communications, Inc.                  312,711
-------------------------------------------------------------
            Total                                     538,898
-------------------------------------------------------------
 ENERGY SERVICE & EQUIPMENT - 0.8%
      2,000 Diamond Offshore Drilling, Inc.            95,625
     10,000 (a) Global Marine, Inc.                   223,125
      4,500 Halliburton Co.                           213,187
      5,000 Schlumberger Ltd.                         390,313
-------------------------------------------------------------
            Total                                     922,250
-------------------------------------------------------------
 INTERNATIONAL OIL - 1.1%
      5,200 Chevron Corp.                             415,350
      6,000 Mobil Corp.                               468,000
      7,000 Texaco, Inc.                              404,250
-------------------------------------------------------------
            Total                                   1,287,600
-------------------------------------------------------------
 NATURAL GAS - 0.3%
      4,250 Coastal Corp.                             299,625
-------------------------------------------------------------
 TOTAL ENERGY                                       3,143,623
-------------------------------------------------------------
 EQUITY MUTUAL FUNDS - 1.8%
    100,000 Gateway Trust                           2,013,000
-------------------------------------------------------------
 TOTAL EQUITY MUTUAL FUNDS                          2,013,000
-------------------------------------------------------------
 FINANCE - 3.7%
-------------------------------------------------------------
 BANKS & SAVINGS INSTITUTIONS - 1.3%
      2,658 Citicorp                                  396,374
      7,200 Federal National Mortgage Association     431,100
      8,500 Hubco, Inc.                               299,625
      5,000 Popular, Inc.                             346,875
-------------------------------------------------------------
            Total                                   1,473,974
-------------------------------------------------------------
 INSURANCE - 1.2%
      5,200 Allstate Corp.                            489,450
      7,500 American International Group, Inc.        928,594
-------------------------------------------------------------
            Total                                   1,418,044
-------------------------------------------------------------
 OTHER FINANCE - 1.2%
      3,400 American Express Co.                      348,925
      6,000 Merrill Lynch & Co., Inc.                 537,000
      6,000 Morgan Stanley, Dean Witter & Co.         468,375
      7,327 (a) Omega Worldwide, Inc.                  62,280
-------------------------------------------------------------
            Total                                   1,416,580
-------------------------------------------------------------
 TOTAL FINANCE                                      4,308,598
-------------------------------------------------------------
 HEALTH CARE - 2.2%
-------------------------------------------------------------
 HOSPITAL SUPPLIES - 0.3%
      5,000 Johnson & Johnson                         345,313
-------------------------------------------------------------

                  (See Notes to the Portfolio of Investments)



THE STELLAR FUND________________________________________________________________
                      (Continued)

--------------------------------------------------------------------------------

 SHARES                                                          VALUE
----------------------------------------------------------------------
 U.S. EQUITIES (CONTINUED)
----------------------------------------------------------------------
 HEALTH CARE (CONTINUED)
----------------------------------------------------------------------
 MEDICAL DEVICES - 0.5%
      7,000 (a) Sofamor Danek Group, Inc.                     $581,875
----------------------------------------------------------------------
 PHARMACEUTICALS - 1.4%
      6,000 Bristol-Myers Squibb Co.                           645,000
      3,500 Pfizer, Inc.                                       366,844
     14,000 (a) Watson Pharmaceuticals, Inc.                   612,500
----------------------------------------------------------------------
            Total                                            1,624,344
----------------------------------------------------------------------
 TOTAL HEALTH CARE                                           2,551,532
----------------------------------------------------------------------
 MISCELLANEOUS - 0.3%
----------------------------------------------------------------------
 DIVERSIFIED - 0.3%
      7,000 Allied-Signal, Inc.                                299,250
----------------------------------------------------------------------
 TOTAL MISCELLANEOUS                                           299,250
----------------------------------------------------------------------
 UTILITIES - 0.5%
----------------------------------------------------------------------
 TELECOMMUNICATIONS - 0.5%
      9,000 Cincinnati Bell, Inc.                              286,312
      5,600 GTE Corp.                                          326,550
----------------------------------------------------------------------
 TOTAL UTILITIES                                               612,862
----------------------------------------------------------------------
 TOTAL U.S. EQUITIES (IDENTIFIED COST $15,042,759)          23,471,134
----------------------------------------------------------------------
 INTERNATIONAL SECURITIES - 20.0%
----------------------------------------------------------------------
 INTERNATIONAL EQUITIES - 17.3%
----------------------------------------------------------------------
 ARGENTINA - 0.1%
----------------------------------------------------------------------
      5,000 YPF Sociedad Anonima, ADR                          155,313
----------------------------------------------------------------------
 AUSTRALIA - 0.8%
     10,000 News Corp., Ltd., ADR                              214,375
     15,000 News Corp., Ltd., ADR                              369,375
      4,000 National Australia Bank, Ltd., Melbourne, ADR      275,750
----------------------------------------------------------------------
 TOTAL AUSTRALIA                                               859,500
----------------------------------------------------------------------
 CANADA - 1.8%
      6,000 Alcan Aluminum, Ltd.                               171,000
      7,000 Bank of Montreal Que                               394,625
     16,000 Canadian Pacific Ltd.                              465,000
      7,000 Four Seasons Hotels, Inc.                          218,750
      5,000 Royal Bank of Canada, Montreal                     306,250
      7,000 Seagram Co. Ltd.                                   307,563
      5,000 United Dominion Industries                         161,563
----------------------------------------------------------------------
 TOTAL CANADA                                                2,024,751
----------------------------------------------------------------------
 DENMARK - 0.3%
      4,500 Novo-Nordisk, ADR                                  353,250
----------------------------------------------------------------------
 FINLAND - 0.3%
      4,600 OY Nokia AB, Class A, ADR                          298,713
----------------------------------------------------------------------
 FRANCE - 1.8%
      7,500 Alcatel Alsthom, ADR                               324,375
      9,000 AXA-UAP, ADR                                       516,375
      2,200 Elf Aquitaine SA, ADR                              150,837
      5,500 Groupe Danone, ADR                                 299,062
      4,500 Rhone-Poulenc, ADR                                 247,500
     12,000 Thomson CSF, ADR                                   485,394
----------------------------------------------------------------------
 TOTAL FRANCE                                                2,023,543
----------------------------------------------------------------------
 GERMANY, FEDERAL REPUBLIC OF - 2.5%
      8,000 Bayer AG, ADR                                      382,770
      9,000 Commerzbank AG, Frankfurt, ADR                     364,989
      6,000 (a) Daimler Benz AG, ADR                           593,250
      3,500 RWE AG, ADR                                        185,916
      2,000 Siemens AG, ADR                                    129,235

--------------------------------------------------------------------------------

 SHARES                                                         VALUE
---------------------------------------------------------------------
 INTERNATIONAL SECURITIES (CONTINUED)
---------------------------------------------------------------------
 INTERNATIONAL EQUITIES (CONTINUED)
---------------------------------------------------------------------
 GERMANY, FEDERAL REPUBLIC OF (CONTINUED)
      2,200 Systeme, Anwendungen, Produkte in der
             Datevnerarbeitung, ADR                          $406,819
      7,000 (a) Veba AG, ADR                                  469,000
      2,000 Volkswagen AG, ADR                                324,659
---------------------------------------------------------------------
 TOTAL GERMANY, FEDERAL REPUBLIC OF                         2,856,638
---------------------------------------------------------------------
 HONG KONG - 0.1%
      7,000 Hong Kong Telecommunications, Ltd., ADR           127,312
---------------------------------------------------------------------
 IRELAND - 0.2%
      4,000 (a) Elan Corp. Plc, ADR                           244,750
---------------------------------------------------------------------
 ITALY - 0.7%
      3,500 Benetton Group Spa, ADR                           153,125
      2,500 Ente Nazionale Idrocarburi, ADR                   176,562
      3,500 Gucci Group Nv, ADR                               158,812
     20,000 Luxottica Group S.p.A., ADR                       346,250
---------------------------------------------------------------------
 TOTAL ITALY                                                  834,749
---------------------------------------------------------------------
 JAPAN - 0.7%
        600 Bridgestone Corp., ADR                            136,831
      5,000 Canon, Inc., ADR                                  117,500
      3,800 Fuji Photo Film Co., ADR                          128,250
      2,000 Hitachi Ltd., ADR                                 132,750
      8,000 Pioneer Electronic Corp, ADR                      152,000
      2,000 Sony Corp., ADR                                   167,625
---------------------------------------------------------------------
 TOTAL JAPAN                                                  834,956
---------------------------------------------------------------------
 MEXICO - 0.3%
      4,000 Pan American Beverage, Class A                    135,250
      4,000 Telefonos de Mexico, Class L, ADR                 189,750
---------------------------------------------------------------------
 TOTAL MEXICO                                                 325,000
---------------------------------------------------------------------
 NETHERLANDS - 2.6%
     20,000 ABN-AMRO Holdings NV, ADR                         487,500
      4,000 (a) Baan Co. NV, ADR                              181,000
      3,000 Heineken NV, ADR                                  115,426
     10,000 Koninklijke Ahold NV, ADR                         317,500
      8,000 ING Groep, N.V., ADR                              547,000
      3,500 Philips Electronics N.V., ADR                     332,938
      5,000 Royal Dutch Petroleum Co., ADR                    280,313
      9,000 Unilever N.V., ADR                                710,438
---------------------------------------------------------------------
 TOTAL NETHERLANDS                                          2,972,115
---------------------------------------------------------------------
 NEW ZEALAND - 0.1%
      5,000 Fletcher Challenge Energy, ADR                    155,937
---------------------------------------------------------------------
 SPAIN - 0.3%
      3,000 Repsol SA, ADR                                    164,250
      1,500 Telefonica SA, ADR                                201,750
---------------------------------------------------------------------
 TOTAL SPAIN                                                  366,000
---------------------------------------------------------------------
 SWEDEN - 0.6%
     16,000 Volvo AB, ADR                                     512,000
      6,000 Telefonaktiebolaget LM Ericsson, Class B, ADR     167,250
---------------------------------------------------------------------
 TOTAL SWEDEN                                                 679,250
---------------------------------------------------------------------
 SWITZERLAND - 1.4%
      8,000 Holderbank Financiere Glaris AG, ADR              204,946
      3,000 Nestle SA, ADR                                    321,886
      4,000 Novartis AG, ADR                                  339,233
      2,000 Roche Holding AG, ADR                             206,069
      4,500 Zurich Versicherungsgesellschaft, ADR             563,022
---------------------------------------------------------------------
 TOTAL SWITZERLAND                                          1,635,156
---------------------------------------------------------------------

                  (See Notes to the Portfolio of Investments)



THE STELLAR FUND________________________________________________________________
                      (Continued)

--------------------------------------------------------------------------------

 SHARES                                                           VALUE
-----------------------------------------------------------------------
 INTERNATIONAL SECURITIES (CONTINUED)
-----------------------------------------------------------------------
 INTERNATIONAL EQUITIES (CONTINUED)
-----------------------------------------------------------------------
 UNITED KINGDOM - 2.7%
      3,000 Barclays Bank PLC, London, ADR                     $327,000
      2,500 British Airways, ADR                                262,812
      5,500 British Petroleum Co. PLC, ADR                      487,437
     12,000 Cable & Wireless Communications PLC, ADR            416,250
      3,500 Cadbury Schweppes PLC, ADR                          214,375
      5,500 Glaxo Wellcome PLC , ADR                            296,656
      3,000 Reuters Holdings PLC, ADR                           205,500
     10,000 Sedgwick Group PLC, ADR                             125,000
      4,000 Smithkline Beecham Corp., ADR                       215,250
      5,000 Vodafone Group PLC, ADR                             549,375
-----------------------------------------------------------------------
 TOTAL UNITED KINGDOM                                         3,099,655
-----------------------------------------------------------------------
 TOTAL INTERNATIONAL EQUITIES                                19,846,588
-----------------------------------------------------------------------
 CLOSED-END INVESTMENT COMPANIES - 2.7%
      6,000 Brazil Fund, Inc.                                   113,250
     10,000 Emerging Markets Infrastructure Fund, Inc.          101,250
     15,000 Irish Investment Fund, Inc.                         337,500
     24,000 Italy Fund, Inc.                                    360,000
     62,500 Kleinwort Benson Australian Income Fund             449,219
     35,000 Latin American Discovery Fund                       341,250
     22,000 Mexico Fund                                         349,250
     15,000 Morgan Stanley Asia-Pacific Fund                    101,250
      9,500 Morgan Stanley Emerging Markets Fund, Inc.           98,563
     24,000 Spain Fund, Inc.                                    469,500
     10,000 Templeton Dragon Fund, Inc.                          91,875
     10,000 WEBS Italy Index Fund, Inc.                         278,750
-----------------------------------------------------------------------
 TOTAL CLOSED-END INVESTMENT COMPANIES                        3,091,657
-----------------------------------------------------------------------
 TOTAL INTERNATIONAL SECURITIES
  (IDENTIFIED COST $17,094,552)                              22,938,245
-----------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS - 19.4%
     18,000 American General Hospitality Corp.                  427,500
     13,000 Apartment Investment & Management Co., Class A      507,000
      7,498 Arden Realty Group, Inc.                            205,726
     14,000 Avalon Properties, Inc.                             393,750
      3,000 BankBoston Corp.                                    316,125
     13,000 Bay Apartment Communities, Inc.                     477,750
      8,000 Bedford Property Investors, Inc.                    154,000
     13,000 Brandywine Realty Trust                             301,437
     13,000 BRE Properties, Inc., Class A                       344,500
      9,000 CarrAmerica Realty Corp.                            252,000
     12,300 CenterPoint Properties Corp.                        416,662
     10,000 Crescent Real Estate Equities, Inc.                 342,500
     12,500 Developers Diversified Realty                       489,844
     12,000 EastGroup Properties, Inc.                          240,750
     18,875 Equity Office Properties Trust                      519,062
     15,000 Equity Residential Properties Trust                 734,062
     16,400 Federal Realty Investment Trust                     405,900
     15,000 FelCor Suite Hotels, Inc.                           516,562
     15,000 Glenborough Realty Trust, Inc.                      421,875
     10,000 Health & Rehabilitation Properties, Inc.            185,000
     10,000 Healthcare Realty Trust, Inc.                       283,125
     11,000 Hospitality Properties Trust                        343,750
     14,000 Irvine Apartment Communities, Inc.                  418,250
     24,000 JDN Realty Corp.                                    780,000
     11,000 Kilroy Realty Corp.                                 288,063
     15,250 Kimco Realty Corp.                                  593,797
     20,000 Koger Equity, Inc.                                  420,000
      5,000 Lexington Corporate Properties Trust                 70,625
     23,500 LTC Properties, Inc.                                471,469

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT                                               VALUE
-------------------------------------------------------------------------------
 REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
     13,000 Liberty Property Trust                                     $343,688
     12,000 Mack-Cali Realty Corp.                                      432,000
     20,000 Manufactured Home Communities, Inc.                         498,750
     22,000 Merry Land and Investment Co.                               488,125
     26,000 Nationwide Health Properties, Inc.                          624,000
     20,000 New Plan Realty Trust                                       468,750
     22,100 Omega Healthcare Investors                                  761,069
     10,000 Pacific Gulf Properties, Inc.                               217,500
     22,000 Patriot American Hospitality, Inc.                          526,625
     12,000 Prentiss Properties Trust                                   306,750
     13,000 Public Storage, Inc.                                        390,000
     30,000 RFS Hotel Investors, Inc.                                   596,250
     12,000 Realty Income Corp.                                         318,750
     18,000 Reckson Associates Realty Corp.                             447,750
      1,925 Security Capital Group, Inc., Warrants                        1,925
     16,571 Security Capital Pacific Trust                              373,883
     18,080 Simon DeBartolo Group, Inc.                                 603,420
     30,500 Sizeler Property Investment, Inc.                           329,781
     15,000 Smith (Charles E.) Residential Realty, Inc.                 485,625
     16,000 Spieker Properties, Inc.                                    637,000
     12,500 Starwood Lodging Trust                                      589,844
     16,000 Storage Trust Realty                                        386,000
      8,000 Storage USA, Inc.                                           297,500
     16,800 Summit Properties, Inc.                                     334,950
     10,500 Weingarten Realty Investors                                 448,875
-------------------------------------------------------------------------------
 TOTAL REAL ESTATE INVESTMENT TRUSTS (IDENTIFIED COST $19,331,589)   22,229,894
-------------------------------------------------------------------------------
 FIXED INCOME OBLIGATIONS - 20.1%
-------------------------------------------------------------------------------
 CLOSED-END INVESTMENT COMPANIES - 0.5%
-------------------------------------------------------------------------------
     50,000 First Commonwealth Fund Inc.                                556,250
-------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT - 0.1%
     60,000 General Electric Co., Deb., 7.875%, 9/15/1998                60,449
-------------------------------------------------------------------------------
 ENERGY - 0.2%
    250,000 Ashland, Inc., Unsecd. Note, Series F, 7.90%, 8/5/2006      275,195
-------------------------------------------------------------------------------
 FINANCE - 4.9%
  2,050,000 Associates Corp. of North America, Sr. Note, 6.68%,
             9/17/1999                                                2,071,217
    500,000 Citicorp, Sub. Note, 8.625%, 12/1/2002                      550,540
    250,000 International Lease Finance Corp., Unsecd. Note,
             6.25%, 10/15/2000                                          251,893
    250,000 International Lease Finance Corp., Unsecd. Note,
             8.375%, 12/15/2004                                         279,060
  1,000,000 Lehman Brothers Holdings, Inc., Note, 6.50%, 10/1/2002    1,011,840
    400,000 Meditrust Corp., Note, 7.82%, 9/10/2026                     410,160
    500,000 United Dominion Realty Trust, Inc., Note, 7.95%,
             7/12/2006                                                  538,080
     35,940 Vendee Mortgage Trust 1992-2, 6.75%, 7/15/2011               35,921
    365,000 Zurich Capital Trust, Company Guarantee, Series 144A,
             8.376%, 6/1/2037                                           403,135
-------------------------------------------------------------------------------
            Total                                                     5,551,846
-------------------------------------------------------------------------------
 FOREIGN - 1.3%
    200,000 TransCanada PipeLines Ltd., Deb., 9.875%, 1/1/2021          270,786
  1,000,000 TransCanada PipeLines Ltd., Sub. Deb., 9.125%,
             4/20/2006                                                1,170,690
-------------------------------------------------------------------------------
            Total                                                     1,441,476
-------------------------------------------------------------------------------

                  (See Notes to the Portfolio of Investments)


THE STELLAR FUND________________________________________________________________
                      (Continued)

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                     VALUE
---------------------------------------------------------------------------
 FIXED INCOME OBLIGATIONS (CONTINUED)
---------------------------------------------------------------------------
 INDUSTRIAL - 0.2%
    190,073 Dow Chemical Co., Series 1992-A1, 7.60%, 1/2/2002      $195,476
---------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES - 7.5%
    487,827 Federal Home Loan Mortgage Corp., 5.50%, 8/15/2004      486,949
  1,277,385 Federal Home Loan Mortgage Corp., 6.25%, 7/15/2005    1,280,540
  1,500,000 Federal Home Loan Mortgage Corp., 6.50%, 2/15/2023    1,523,115
    264,984 Federal National Mortgage Association, 5.50%,
             3/25/2014                                              264,136
    332,600 Federal National Mortgage Association, 6.00%,
             2/25/2011                                              326,982
    500,000 Federal National Mortgage Association, 6.14%,
             11/25/2005                                             508,935
  1,000,000 Federal National Mortgage Association, 6.17%,
             11/9/2000                                              999,391
    750,000 Federal National Mortgage Association, 6.50%,
             4/25/2023                                              756,293
    250,000 Federal National Mortgage Association, 6.93%,
             9/17/2012                                              264,053
    250,000 Federal National Mortgage Association, 6.85%,
             8/22/2005                                              264,573
    851,000 Federal National Mortgage Association, 7.25%,
             1/17/2021                                              878,547
    500,000 Federal National Mortgage Association, 7.50%,
             9/25/2019                                              503,200
    500,000 Federal National Mortgage Association, 9.50%,
             6/25/2020                                              542,860
---------------------------------------------------------------------------
            Total                                                 8,599,574
---------------------------------------------------------------------------
 U.S. TREASURY SECURITIES - 5.0%
  1,850,000 United States Treasury Bond, 6.75%, 8/15/2026         2,067,505
  2,300,000 United States Treasury Bond, 7.50%, 11/15/2016        2,711,999
    250,000 United States Treasury Bond, 8.125%, 8/15/2019          316,395
    500,000 United States Treasury Bond, 9.00%, 11/15/2018          682,390
---------------------------------------------------------------------------
            Total                                                 5,778,289
---------------------------------------------------------------------------
 UTILITY - 0.4%
    500,000 Georgia Power Co., 1st Mtg. Bond, 6.625%, 4/1/2003      504,810
---------------------------------------------------------------------------
 TOTAL FIXED INCOME OBLIGATIONS
  (IDENTIFIED COST $23,432,539)                                  22,963,365
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT OR SHARES                                               VALUE
-------------------------------------------------------------------------------
 CASH EQUIVALENTS - 7.3%
-------------------------------------------------------------------------------
 AUTOMOTIVE & RELATED - 0.2%
    200,000 Ford Motor Credit Corp., Unsecd. Note, 6.11%,
             12/28/2001                                                $200,198
-------------------------------------------------------------------------------
 FINANCE - 1.2%
  1,255,000 International Lease Finance Corp., Note, 6.25%,
             6/15/1998                                                1,256,117
    100,000 Lehman Brothers Holdings, Inc., Sr. Note, 6.375%,
             6/1/1998                                                   100,047
-------------------------------------------------------------------------------
            Total                                                     1,356,164
-------------------------------------------------------------------------------
 FOOD AND BEVERAGE - 0.0%
     21,000 PepsiCo, Inc., Deb., 7.625%, 12/18/1998                      21,231
-------------------------------------------------------------------------------
 RETAILING & APPAREL - 0.4%
    500,000 Sears Roebuck Acceptance Corp., Unsecd. Note, 7.00%,
             6/15/2007                                                  522,785
-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES - 5.5%
  1,000,000 Federal Home Loan Bank, 5.60%, 7/30/1999                    998,060
  1,275,000 Federal National Mortgage Association, 5.36%,
             2/16/2001                                                1,264,762
  1,000,000 Federal National Mortgage Association, 5.89%,
             12/30/1998                                               1,000,960
  1,000,000 Student Loan Marketing Association, 5.407%,
             11/10/1998                                               1,000,040
  1,000,000 Student Loan Marketing Association, 5.437%, 8/2/1999        999,540
  1,000,000 Student Loan Marketing Association, 5.477%, 3/7/2001      1,002,690
-------------------------------------------------------------------------------
            Total                                                     6,266,052
-------------------------------------------------------------------------------
 TOTAL CASH EQUIVALENTS (IDENTIFIED COST $8,431,192)                  8,366,430
-------------------------------------------------------------------------------
 MUTUAL FUND SHARES - 4.1%
  2,957,691 Flex Funds                                                2,957,691
  1,750,000 Government Money Market Fund                              1,750,000
-------------------------------------------------------------------------------
 TOTAL MUTUAL FUND SHARES (AT NET ASSET VALUE)                        4,707,691
-------------------------------------------------------------------------------
 (B) REPURCHASE AGREEMENT - 8.1%
 $9,214,000 Donaldson, Lufkin and Jenrette Securities Corp.,
             5.53%, dated 5/29/1998, due 6/1/1998
             (AT AMORTIZED COST)                                      9,214,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (IDENTIFIED COST $97,254,322)                   $113,890,759
-------------------------------------------------------------------------------

STAR RELATIVE VALUE FUND________________________________________________________
                                May 31, 1998 (unaudited)

--------------------------------------------------------------------------------

 SHARES                                  VALUE
----------------------------------------------
 COMMON STOCKS - 98.1%
----------------------------------------------
 AEROSPACE - 5.4%
     75,000 Honeywell, Inc.         $6,295,312
     97,000 Lockheed Martin Corp.   10,888,250
     98,000 Raytheon Co.             5,359,375
----------------------------------------------
            Total                   22,542,937
----------------------------------------------

--------------------------------------------------------------------------------

 SHARES                                       VALUE
---------------------------------------------------
 COMMON STOCKS (CONTINUED)
---------------------------------------------------
 AUTOMOBILE - 2.1%
     80,000 Ford Motor Co.               $4,150,000
     65,000 General Motors Corp.          4,675,937
---------------------------------------------------
            Total                         8,825,937
---------------------------------------------------
 AUTOMOTIVE & RELATED - 3.8%
    130,000 Goodyear Tire & Rubber Co.    9,343,750

                  (See Notes to the Portfolio of Investments)



STAR RELATIVE VALUE FUND________________________________________________________
                                (Continued)

--------------------------------------------------------------------------------

 SHARES                                                          VALUE
----------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------
 AUTOMOTIVE & RELATED (CONTINUED)
    110,000 Johnson Controls, Inc.                          $6,545,000
----------------------------------------------------------------------
            Total                                           15,888,750
----------------------------------------------------------------------
 BANKS & SAVINGS INSTITUTIONS - 5.7%
     65,000 Bank of New York Co., Inc.                       3,973,125
     26,000 Citicorp                                         3,877,250
     62,500 First Financial Bancorp                          3,585,937
     62,000 Mellon Bank Corp.                                4,181,125
     25,000 National Australia Bank, Ltd., Melbourne, ADR    1,723,438
     70,000 NationsBank Corp.                                5,302,500
     40,000 TCF Financial Corp.                              1,302,500
----------------------------------------------------------------------
            Total                                           23,945,875
----------------------------------------------------------------------
 CHEMICAL & FERTILIZERS - 5.2%
    160,000 Dow Chemical Co.                                15,500,000
    200,000 Lyondell Petrochemical Co.                       6,237,500
----------------------------------------------------------------------
            Total                                           21,737,500
----------------------------------------------------------------------
 DIVERSIFIED - 2.0%
    200,000 Allied-Signal, Inc.                              8,550,000
----------------------------------------------------------------------
 DRUGS - 11.6%
    200,000 American Home Products Corp.                     9,662,500
    130,000 Bristol-Myers Squibb Co.                        13,975,000
    103,500 Merck & Co., Inc.                               12,115,969
    240,000 Smithkline Beecham Corp., ADR                   12,915,000
----------------------------------------------------------------------
            Total                                           48,668,469
----------------------------------------------------------------------
 UTILITIES - ELECTRIC - 1.7%
    190,000 GPU, Inc.                                        7,315,000
----------------------------------------------------------------------
 ELECTRICAL EQUIPMENT - 2.5%
    124,000 General Electric Co.                            10,338,500
----------------------------------------------------------------------
 ELECTRONICS - 8.4%
    270,000 Intel Corp.                                     19,288,125
    300,000 Motorola, Inc.                                  15,881,250
----------------------------------------------------------------------
            Total                                           35,169,375
----------------------------------------------------------------------
 ENERGY MINERALS - 1.7%
    151,000 Halliburton Co.                                  7,153,625
----------------------------------------------------------------------
 FINANCE - 3.4%
    200,000 Lehman Brothers Holdings, Inc.                  14,187,500
----------------------------------------------------------------------
 FOOD & BEVERAGE - 0.3%
     60,000 Lance, Inc.                                      1,260,000
----------------------------------------------------------------------
 HOUSEHOLD PRODUCTS - 6.9%
     97,000 Gillette Co.                                    11,361,125
    212,000 Procter & Gamble Co.                            17,794,750
----------------------------------------------------------------------
            Total                                           29,155,875
----------------------------------------------------------------------

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT                                           VALUE
---------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
 INSURANCE - 4.7%
    105,000 Cincinnati Financial Corp.                           $4,410,000
    125,000 Ohio Casualty Corp.                                   6,093,750
    150,000 Travelers Group, Inc.                                 9,150,000
---------------------------------------------------------------------------
            Total                                                19,653,750
---------------------------------------------------------------------------
 INTERNATIONAL OIL - 7.1%
    148,000 Mobil Corp.                                          11,544,000
    156,000 Royal Dutch Petroleum Co., ADR                        8,745,750
    170,000 Texaco, Inc.                                          9,817,500
---------------------------------------------------------------------------
            Total                                                30,107,250
---------------------------------------------------------------------------
 MANUFACTURING - 1.4%
     80,000 Lucent Technologies, Inc.                             5,675,000
---------------------------------------------------------------------------
 MISC. FINANCIAL SERVICES - 2.2%
     75,000 American Express Co.                                  7,696,875
     20,966 Associates First Capital Corp.                        1,568,519
---------------------------------------------------------------------------
            Total                                                 9,265,394
---------------------------------------------------------------------------
 OFFICE & BUSINESS EQUIPMENT - 5.3%
    190,000 International Business Machines Corp.                22,301,250
---------------------------------------------------------------------------
 RAILROADS - 0.6%
     25,000 Burlington Northern Santa Fe                          2,487,500
---------------------------------------------------------------------------
 RETAILING & APPAREL - 4.3%
    150,000 Penney (J.C.) Co., Inc.                              10,771,875
    118,000 Sears, Roebuck & Co.                                  7,293,875
---------------------------------------------------------------------------
            Total                                                18,065,750
---------------------------------------------------------------------------
 TELECOMMUNICATIONS - 8.0%
    169,000 AT&T Corp.                                           10,287,875
     67,000 Cable & Wireless Communications PLC ADR               2,324,063
    250,000 Cincinnati Bell, Inc.                                 7,953,125
    152,000 GTE Corp.                                             8,863,500
     39,000 Vodafone Group PLC, ADR                               4,285,125
---------------------------------------------------------------------------
            Total                                                33,713,688
---------------------------------------------------------------------------
 TOBACCO - 3.3%
    370,000 Philip Morris Cos., Inc.                             13,828,750
---------------------------------------------------------------------------
 TRANSPORTATION - 0.5%
     82,500 Comair Holdings, Inc.                                 2,196,563
---------------------------------------------------------------------------
 TOTAL COMMON STOCKS (IDENTIFIED COST $234,178,524)             412,034,238
---------------------------------------------------------------------------
 (B) REPURCHASE AGREEMENT - 1.7%
 $7,144,000 Donaldson, Lufkin and Jenrette Securities Corp.,
             5.53%, dated 5/29/1998, due 6/1/1998
             (AT AMORTIZED COST)                                  7,144,000
---------------------------------------------------------------------------
 TOTAL INVESTMENTS (IDENTIFIED COST $241,322,524)              $419,178,238
---------------------------------------------------------------------------

STAR MARKET CAPITALIZATION FUND ________________________________________________
                                         May 31, 1998 (unaudited)

--------------------------------------------------------------------------------

 SHARES                                                              VALUE
--------------------------------------------------------------------------
 COMMON STOCKS - 98.5%
--------------------------------------------------------------------------
    322,099 Standard & Poor's Depositary Receipts Trust, ADR
             (IDENTIFIED COST $34,830,670)                     $35,189,316
--------------------------------------------------------------------------
 MUTUAL FUND - 0.8%
    287,875 Flex Funds (AT NET ASSET VALUE)                        287,875
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

 PRINCIPAL AMOUNT                                                    VALUE
--------------------------------------------------------------------------
 (B) REPURCHASE AGREEMENT - 0.6%
   $218,000 Donaldson, Lufkin and Jenrette Securities Corp.,
             5.53%, dated 5/29/1998,
             due 6/1/1998 (at amortized cost)                     $218,000
--------------------------------------------------------------------------
 TOTAL INVESTMENTS (IDENTIFIED COST $35,336,545)               $35,695,191
--------------------------------------------------------------------------

                  (See Notes to the Portfolio of Investments)




STAR GROWTH EQUITY FUND_________________________________________________________
                                 May 31, 1998 (unaudited)

--------------------------------------------------------------------------------

 SHARES                                                          VALUE
----------------------------------------------------------------------
 COMMON STOCKS - 95.9%
----------------------------------------------------------------------
 AEROSPACE & DEFENSE - 0.6%
     20,000 Boeing Co.                                        $952,500
----------------------------------------------------------------------
 APPLIANCES - 0.9%
     22,143 Whirlpool Corp.                                  1,512,644
----------------------------------------------------------------------
 AUTOMOBILE - 0.8%
     25,000 Ford Motor Co.                                   1,296,875
----------------------------------------------------------------------
 BANKING - 3.0%
      4,280 Amsouth Bancorporation                             164,493
      2,547 BB&T Corp.                                         168,580
     19,110 Charter One Financial, Inc.                        654,518
      3,342 Compass Bancshares, Inc.                           158,641
      2,870 Crestar Financial Corp.                            164,846
      9,680 First Financial Bancorp                            555,390
      4,928 First Tennessee National Corp.                     156,464
      3,225 First Virginia Bank, Inc.                          168,506
      8,480 Hibernia Corp., Class A                            178,080
     10,100 J.P. Morgan & Co., Inc.                          1,254,294
     11,812 NationsBank Corp.                                  894,759
      3,761 Regions Financial Corp.                            154,671
      4,026 SouthTrust Corp.                                   163,305
      2,489 Union Planters Corp.                               145,607
----------------------------------------------------------------------
            Total                                            4,982,154
----------------------------------------------------------------------
 BEVERAGE & TOBACCO - 0.5%
     20,000 Fortune Brands, Inc.                               768,750
----------------------------------------------------------------------
 BROADCASTING - 1.5%
     26,000 (a) Clear Channel Communications, Inc.           2,492,750
----------------------------------------------------------------------
 CHEMICALS - 1.3%
     70,000 Lyondell Petrochemical Co.                       2,183,125
----------------------------------------------------------------------
 COMPUTER SERVICES - 9.5%
     84,900 (a) Cisco Systems, Inc.                          6,420,563
     43,140 Hewlett-Packard Co.                              2,680,073
     53,500 (a) Microsoft Corp.                              4,537,469
     90,000 (a) Oracle Corp.                                 2,126,250
----------------------------------------------------------------------
            Total                                           15,764,355
----------------------------------------------------------------------
 DRUGS - 8.1%
     35,800 American Home Products Corp.                     1,729,588
     36,000 Bristol-Myers Squibb Co.                         3,870,000
     21,000 Merck & Co., Inc.                                2,458,313
     26,000 Pfizer, Inc.                                     2,725,125
     60,000 (a) Watson Pharmaceuticals, Inc.                 2,625,000
----------------------------------------------------------------------
            Total                                           13,408,026
----------------------------------------------------------------------
 ELECTRIC - 1.0%
      5,000 Cinergy Corp.                                      161,563
     40,000 GPU, Inc.                                        1,540,000
----------------------------------------------------------------------
            Total                                            1,701,563
----------------------------------------------------------------------
 ELECTRICAL EQUIPMENT - 1.9%
     37,000 General Electric Co.                             3,084,875
----------------------------------------------------------------------
 ELECTRONIC TECHNOLOGY - 5.3%
     46,340 Intel Corp.                                      3,310,414
     37,546 Lucent Technologies, Inc.                        2,663,421
     20,000 (a) Sun Microsystems, Inc.                         801,250
     73,000 Telefonaktiebolaget LM Ericsson, Class B, ADR    2,034,875
----------------------------------------------------------------------
            Total                                            8,809,960
----------------------------------------------------------------------
 ENERGY SERVICES - 2.3%
     50,000 ENSCO International, Inc.                        1,265,625
     60,000 (a) Global Marine, Inc.                          1,338,750

--------------------------------------------------------------------------------

 SHARES                                                  VALUE
--------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
--------------------------------------------------------------
 ENERGY SERVICES (CONTINUED)
     25,000 Halliburton Co.                         $1,184,375
--------------------------------------------------------------
            Total                                    3,788,750
--------------------------------------------------------------
 ENTERTAINMENT - 1.7%
     50,000 Brunswick Corp.                          1,571,875
     11,147 Disney (Walt) Co.                        1,261,004
--------------------------------------------------------------
            Total                                    2,832,879
--------------------------------------------------------------
 FINANCE - 2.5%
     10,000 MGIC Investment Corp.                      599,375
     22,000 Merrill Lynch & Co., Inc.                1,969,000
     20,000 Morgan Stanley, Dean Witter & Co.        1,561,250
--------------------------------------------------------------
            Total                                    4,129,625
--------------------------------------------------------------
 FOOD & BEVERAGE - 3.9%
     40,000 Campbell Soup Co.                        2,180,000
     30,000 Interstate Bakeries Corp.                  967,500
     48,000 PepsiCo, Inc.                            1,959,000
     40,000 (a) U.S. Foodservice, Inc.               1,325,000
--------------------------------------------------------------
            Total                                    6,431,500
--------------------------------------------------------------
 GOVERNMENT AGENCY - 2.9%
     40,000 Federal National Mortgage Association    2,395,000
     59,500 SLM Holding Corp.                        2,376,281
--------------------------------------------------------------
            Total                                    4,771,281
--------------------------------------------------------------
 HEALTH TECHNOLOGY - 2.8%
     60,000 Allegiance Corp.                         3,000,000
     20,000 (a) Sofamor Danek Group, Inc.            1,662,500
--------------------------------------------------------------
            Total                                    4,662,500
--------------------------------------------------------------
 HOSPITAL SUPPLY - 1.0%
     22,000 Abbott Laboratories                      1,632,125
--------------------------------------------------------------
 HOUSEHOLD PRODUCTS - 6.6%
     64,000 Clorox Co.                               5,344,000
     10,000 Gillette Co.                             1,171,250
     53,658 Procter & Gamble Co.                     4,503,918
--------------------------------------------------------------
            Total                                   11,019,168
--------------------------------------------------------------
 INSURANCE - 7.1%
     35,000 Allstate Corp.                           3,294,375
     18,341 American International Group, Inc.       2,270,845
     25,000 Ohio Casualty Corp.                      1,218,750
     60,000 SunAmerica, Inc.                         2,917,500
     35,000 Travelers Group, Inc.                    2,135,000
--------------------------------------------------------------
            Total                                   11,836,470
--------------------------------------------------------------
 METALS & MINING - 0.8%
     20,000 Aluminum Co. of America                  1,387,500
--------------------------------------------------------------
 MULTI-INDUSTRY - 0.5%
     21,058 Allied-Signal, Inc.                        900,230
--------------------------------------------------------------
 NATURAL GAS - 1.5%
     36,150 Coastal Corp.                            2,548,575
--------------------------------------------------------------
 OFFICE EQUIPMENT - 0.8%
     12,000 International Business Machines Corp.    1,408,500
--------------------------------------------------------------
 OIL - DOMESTIC - 3.9%
     17,500 Ashland, Inc.                              872,813
     12,000 Atlantic Richfield Co.                     946,500
     25,000 Chevron Corp.                            1,996,875
     45,000 Texaco, Inc.                             2,598,750
--------------------------------------------------------------
            Total                                    6,414,938
--------------------------------------------------------------

                  (See Notes to the Portfolio of Investments)




STAR GROWTH EQUITY FUND_________________________________________________________
                                 (Continued)

--------------------------------------------------------------------------------

 SHARES                                         VALUE
-----------------------------------------------------
 COMMON STOCKS (CONTINUED)
-----------------------------------------------------
 OIL - FOREIGN - 1.1%
     22,600 Mobil Corp.                    $1,762,800
-----------------------------------------------------
 PROCESS INDUSTRIES - 1.4%
     30,000 Fort James Corp.                1,434,375
     20,000 International Paper Co.           920,000
-----------------------------------------------------
            Total                           2,354,375
-----------------------------------------------------
 PRODUCER MANUFACTURING - 7.7%
     29,800 Caterpillar, Inc.               1,637,138
     40,000 Illinois Tool Works, Inc.       2,640,000
     45,000 Masco Corp.                     2,531,250
     30,000 PACCAR, Inc.                    1,656,563
     52,500 Parker-Hannifin Corp.           2,155,781
     30,000 Textron, Inc.                   2,225,621
-----------------------------------------------------
            Total                          12,846,353
-----------------------------------------------------
 RESTAURANTS - 0.8%
     20,000 CKE Restaurants, Inc.             635,000
     20,000 (a) ShowBiz Pizza Time, Inc.      710,000
-----------------------------------------------------
            Total                           1,345,000
-----------------------------------------------------
 RETAIL TRADE - 5.9%
     61,600 (a) Kohl's Corp.                2,929,850
     41,526 Premark International, Inc.     1,331,427
     86,244 (a) Safeway, Inc.               3,142,516
     20,000 Sears, Roebuck & Co.            1,236,250
     20,000 Wal-Mart Stores, Inc.           1,103,750
-----------------------------------------------------
            Total                           9,743,793
-----------------------------------------------------
 TELECOMMUNICATIONS - 4.6%
     11,520 Bell Atlantic Corp.             1,055,520
     53,000 BellSouth Corp.                 3,418,500
     25,000 GTE Corp.                       1,457,813
      5,200 Vodafone Group PLC, ADR           571,350
     25,000 (a) WorldCom, Inc.              1,137,500
-----------------------------------------------------
            Total                           7,640,683
-----------------------------------------------------
 TRANSPORTATION - 1.7%
     40,000 Airborne Freight Corp.          1,490,000

--------------------------------------------------------------------------------

 SHARES, PRINCIPAL AMOUNT OR CONTRACTS                                    VALUE
-------------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
 TRANSPORTATION (CONTINUED)
     45,000 Canadian Pacific Ltd.                                    $1,307,813
-------------------------------------------------------------------------------
            Total                                                     2,797,813
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (IDENTIFIED COST $109,908,471                  159,212,435
-------------------------------------------------------------------------------
 OPTIONS PURCHASED - 0.1%
        100 Call Option on AMEX Computer Tech Index, expires
             6/20/1998, Strike @ 53                                      63,750
         50 Call Option on Callaway Golf, expires 8/15/1998,
             Strike @ 25                                                  2,656
        200 Call Option on Intel, expires 6/20/1998, Strike @ 70         38,750
        270 Put Option on Coca-Cola, expires 1/16/1999, Strike @
             40                                                           5,063
        120 Put Option on Exxon, expires 1/16/1999, Strike @ 35           3,000
        180 Put Option on General Electric, expires 1/16/1999,
             Strike @ 40                                                  3,000
         40 Put Option on Merck, expires 1/16/1999, Strike @ 60             750
        200 Put Option on Microsoft, expires 6/20/1998, Strike @
             80                                                          15,000
        250 Put Option on S&P 100, expires 6/20/1998, Strike @
             530                                                         47,813
-------------------------------------------------------------------------------
 TOTAL OPTIONS (IDENTIFIED COST $330,527)                               179,782
-------------------------------------------------------------------------------
 MUTUAL FUNDS - 1.2%
     18,783 Dean Family Fund, Class A (IDENTIFIED COST $200,244)        223,520
  1,751,986 Government Money Market Fund (AT AMORTIZED COST)          1,751,986
-------------------------------------------------------------------------------
 TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)                              1,975,506
-------------------------------------------------------------------------------
 (B) REPURCHASE AGREEMENTS - 2.1%
 $3,467,000 Donaldson, Lufkin and Jenrette Securities Corp.,
             5.53%, dated 5/29/1998, due 6/1/1998
             (AT AMORTIZED COST)                                      3,467,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (IDENTIFIED COST $115,658,228)                  $164,834,723
-------------------------------------------------------------------------------

STAR CAPITAL APPRECIATION FUND__________________________________________________
                                        May 31, 1998 (unaudited)

--------------------------------------------------------------------------------

 SHARES                                                   VALUE
---------------------------------------------------------------
 COMMON STOCKS - 97.2%
---------------------------------------------------------------
 AIRLINES - 2.0%
     14,000 ASA Holdings Ltd.                          $550,375
     10,000 (a) Alaska Air Group, Inc.                  463,125
     11,000 (a) Continental Airlines, Inc., Class B     622,187
---------------------------------------------------------------
            Total                                     1,635,687
---------------------------------------------------------------
 AEROSPACE & DEFENSE - 2.7%
     20,000 (a) BE Aerospace, Inc.                      578,125
     10,600 Cordant Technologies, Inc.                  528,675
     25,000 Elron Electronic Industries Ltd.            425,000
     16,500 (a) Gulfstream Aerospace Corp.              701,250
---------------------------------------------------------------
            Total                                     2,233,050
---------------------------------------------------------------
 APPLIANCES - 1.2%
     19,000 Maytag Corp.                                958,312
---------------------------------------------------------------

--------------------------------------------------------------------------------

 SHARES                                                    VALUE
----------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
----------------------------------------------------------------
 AUTOMOTIVE & RELATED - 0.5%
     18,500 Meritor Automotive, Inc.                    $445,156
----------------------------------------------------------------
 BANKING - 7.6%
      6,600 Ahmanson (H.F.) & Co.                        503,250
     11,550 Amsouth Bancorporation                       443,953
      6,600 BB&T Corp.                                   436,837
     25,000 City National Corp.                          918,750
     15,000 Comerica, Inc.                               986,250
     16,000 Crestar Financial Corp.                      919,000
     38,000 First Tennessee National Corp.             1,206,500
     10,500 SouthTrust Corp.                             425,906
     15,500 Texas Regional Bancshares, Inc., Class A     496,000
----------------------------------------------------------------
            Total                                      6,336,446
----------------------------------------------------------------

                  (See Notes to the Portfolio of Investments)



STAR CAPITAL APPRECIATION FUND__________________________________________________
                                        (Continued)

--------------------------------------------------------------------------------

 SHARES                                                 VALUE
-------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------
 BUILDING & CONSTRUCTION - 1.9%
     10,000 Martin Marietta Materials                $460,000
      6,000 Southdown, Inc.                           393,750
     13,000 (a) U.S.G. Corp.                          690,625
-------------------------------------------------------------
            Total                                   1,544,375
-------------------------------------------------------------
 CHEMICALS - 1.6%
     11,000 Great Lakes Chemical Corp.                440,000
     20,000 Hanna (M.A.) Co.                          401,250
      2,750 (a) Octel Corp.                            59,984
     21,000 Schulman (A.), Inc.                       417,375
-------------------------------------------------------------
            Total                                   1,318,609
-------------------------------------------------------------
 COMPUTER SERVICES - 11.7%
     25,000 (a) American Management System, Inc.      678,125
     22,000 (a) Boole & Babbage, Inc.                 541,750
     16,000 (a) DataWorks Corp.                       296,000
     21,000 (a) Datastream Systems, Inc.              446,250
     40,500 (a) Diamond Multimedia Systems, Inc.      308,812
     22,000 (a) Electronic Arts, Inc.                 957,000
     28,000 International Game Technology             691,250
     12,500 (a) Intuit, Inc.                          592,187
     20,000 (a) Lexmark Intl. Group, Class A        1,110,000
     30,000 (a) MAPICS, Inc.                          528,750
      8,000 (a) Network Associates, Inc.              490,000
     12,000 (a) Progress Software Corp.               388,500
      9,000 (a) Saville Systems Ireland PLC, ADR      359,437
     22,000 (a) Sterling Software, Inc.               598,125
     10,000 (a) Storage Technology Corp.              838,750
     38,400 (a) Symantec Corp.                        916,800
-------------------------------------------------------------
            Total                                   9,741,736
-------------------------------------------------------------
 CONSUMER NON-DURABLES - 1.3%
     11,000 Cintas Corp.                              502,562
     19,500 (a) Fabri-Centers of America, Class A     575,250
-------------------------------------------------------------
            Total                                   1,077,812
-------------------------------------------------------------
 DIVERSIFIED - 0.4%
     20,000 (a) Grace (W.R.) & Co.                    371,250
-------------------------------------------------------------
 DRUGS - 4.7%
     13,400 Bindley Western Industries, Inc.          475,700
     28,800 DePuy, Inc.                               860,400
     20,000 Mylan Laboratories, Inc.                  600,000
     12,000 Omnicare, Inc.                            420,750
     37,600 Owens & Minor, Inc.                       441,800
     26,000 (a) Watson Pharmaceuticals, Inc.        1,137,500
-------------------------------------------------------------
            Total                                   3,936,150
-------------------------------------------------------------
 ELECTRICAL EQUIPMENT - 1.0%
     19,000 (a) Berg Electronics Corp.                391,875
     15,600 DT Industries, Inc.                       451,912
-------------------------------------------------------------
            Total                                     843,787
-------------------------------------------------------------
 ELECTRONICS - 2.3%
      9,000 (a) Alliant Techsystems, Inc.             580,500
     10,000 Avnet, Inc.                               590,000
     15,900 (a) Recoton Corp.                         517,744
     19,000 (a) Smart Modular Technologies, Inc.      260,062
-------------------------------------------------------------
            Total                                   1,948,306
-------------------------------------------------------------
 FINANCE - 8.8%
      7,000 Capital Re Corp.                          521,500
      9,300 Compass Bancshares, Inc.                  441,459
     15,000 Countrywide Credit Industries, Inc.       693,750
      9,000 Eaton Vance Corp.                         404,437
     10,000 Edwards(AG), Inc.                         404,375

--------------------------------------------------------------------------------

 SHARES                                                   VALUE
---------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
---------------------------------------------------------------
 FINANCE (CONTINUED)
     24,000 Finova Group, Inc.                       $1,327,500
     11,000 Jefferies Group, Inc.                       506,000
     16,500 Keyspan Energy Corp.                        555,844
     17,000 Morgan Keegan, Inc.                         389,937
     30,000 Pinnacle West Capital Corp.               1,348,125
     12,000 Raymond James Financial, Inc.               363,000
     10,000 Regions Financial Corp.                     411,250
---------------------------------------------------------------
            Total                                     7,367,177
---------------------------------------------------------------
 FOOD & BEVERAGE - 2.2%
     10,400 Earthgrains Co.                             549,250
      6,000 Interstate Bakeries Corp.                   193,500
     18,200 Michael Foods, Inc.                         507,325
     26,000 Universal Foods Corp.                       619,125
---------------------------------------------------------------
            Total                                     1,869,200
---------------------------------------------------------------
 INDUSTRIAL PRODUCTS - 1.6%
      9,000 C&D Technologies, Inc.                      504,000
     18,200 Kennametal, Inc.                            875,875
---------------------------------------------------------------
            Total                                     1,379,875
---------------------------------------------------------------
 INSURANCE - 2.1%
      4,000 Lincoln National Corp.                      359,500
      8,800 NAC Re Corp.                                410,850
      7,000 Torchmark Corp.                             300,125
      5,000 Transatlantic Holdings, Inc.                374,062
      5,000 UNUM Corp.                                  277,812
---------------------------------------------------------------
            Total                                     1,722,349
---------------------------------------------------------------
 MANUFACTURED HOUSING - 5.4%
     30,000 Centex Corp.                              1,072,500
     15,000 D. R. Horton, Inc.                          270,000
     28,000 Kaufman & Broad Homes Corp.                 719,250
     25,000 Lennar Corp.                                662,500
     28,000 M/I Schottenstein Homes, Inc.               563,500
     23,300 (a) NVR, Inc.                               748,513
     19,500 (a) Toll Brothers, Inc.                     502,125
---------------------------------------------------------------
            Total                                     4,538,388
---------------------------------------------------------------
 MANUFACTURING - 7.0%
     13,000 Arvin Industries, Inc.                      481,813
     10,000 Carlisle Cos., Inc.                         483,750
     15,000 (a) Gentex Corp.                            549,375
     16,000 HON Industries, Inc.                        512,000
     30,000 Kaman Corp., Class A                        551,250
     23,000 Kaydon Corp.                                907,063
     15,000 Miller Herman, Inc.                         415,313
     32,000 RPC Energy Services, Inc.                   422,000
     17,600 Sonoco Products Co.                         614,900
     13,500 (a) VWR Scientific Products Corp.           384,750
      8,000 Whirlpool Corp.                             546,500
---------------------------------------------------------------
            Total                                     5,868,714
---------------------------------------------------------------
 MEDICAL - 8.3%
     18,000 Biomet, Inc.                                519,750
     20,600 (a) CONMED Corp.                            435,175
     17,500 (a) Genzyme Corp.                           479,063
     73,000 (a) Graham Field Health Products, Inc.      428,875
     26,700 (a) Hanger Orthopedic Group, Inc.           517,313
     22,000 (a) Healthcare & Retirement Corp.           851,125
     12,700 Integrated Health Services, Inc.            472,281
     17,300 (a) Maxxim Medical, Inc.                    404,388
     31,325 (a) PSS World Medical, Inc.                 391,563
      9,300 RLI Corp.                                   484,763
     31,200 (a) Trigon Healthcare, Inc.               1,060,800

                  (See Notes to the Portfolio of Investments)



STAR CAPITAL APPRECIATION FUND__________________________________________________
                                        (Continued)
--------------------------------------------------------------------------------

 SHARES                                                 VALUE
-------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
-------------------------------------------------------------
 MEDICAL (CONTINUED)
     47,700 (a) Veterinary Centers of America        $900,338
-------------------------------------------------------------
            Total                                   6,945,434
-------------------------------------------------------------
 METALS - 1.4%
     16,500 Alumax, Inc.                              772,406
     30,000 Easco, Inc.                               390,000
-------------------------------------------------------------
            Total                                   1,162,406
-------------------------------------------------------------
 OFFICE & BUSINESS EQUIPMENT - 0.5%
     11,500 (a) CORT Business Services Corp.          449,938
-------------------------------------------------------------
 OIL & GAS - 6.0%
     16,000 (a) BJ Services Co.                       523,000
     15,000 Baker Hughes, Inc.                        540,000
     10,000 Diamond Offshore Drilling, Inc.           478,125
     16,000 ENSCO International, Inc.                 405,000
      8,900 (a) Getty Petroleum Corp.                 194,131
     21,000 (a) Global Marine, Inc.                   468,563
     16,000 Helmerich & Payne, Inc.                   404,000
     10,000 (a) Nabors Industries, Inc.               235,625
     32,000 (a) Patterson Energy Inc.                 358,000
      9,000 Transocean Offshore, Inc.                 443,813
     20,000 (a) Varco International, Inc.             521,250
     23,000 Vintage Petroleum, Inc.                   416,875
-------------------------------------------------------------
            Total                                   4,988,382
-------------------------------------------------------------
 OIL INTERNATIONAL - 0.5%
      9,000 (a) Smith International, Inc.             441,562
-------------------------------------------------------------
 PUBLISHING - 0.7%
     18,000 (a) Big Flower Holdings, Inc.             552,375
-------------------------------------------------------------
 REAL ESTATE - 0.1%
      2,000 American Real Estate Investment Corp.      38,250
-------------------------------------------------------------
 RESTAURANTS - 1.1%
     22,000 (a) Landrys Seafood Restaurants, Inc.     498,438
     22,050 (a) Sonic Corp.                           456,159
-------------------------------------------------------------
            Total                                     954,597
-------------------------------------------------------------
 RETAIL - 6.0%
     30,000 (a) Best Buy Co., Inc.                    978,750
     12,700 (a) Department 56, Inc.                   465,931

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT                                          VALUE
--------------------------------------------------------------------------
 COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------
 RETAIL (CONTINUED)
     24,000 (a) Lands' End, Inc.                                  $775,500
     10,000 Lowe's Cos., Inc.                                      791,875
      6,900 (a) Mens Wearhouse, Inc.                               294,113
     11,500 (a) S&K Famous Brands, Inc.                            209,875
     19,100 Shopko Stores, Inc.                                    666,113
     33,000 (a) Staples, Inc.                                      829,125
--------------------------------------------------------------------------
            Total                                                5,011,282
--------------------------------------------------------------------------
 STEEL - 0.6%
     23,000 (a) RMI Titanium Co.                                   493,063
--------------------------------------------------------------------------
 TECHNOLOGY SERVICES - 1.2%
     10,000 Harris Corp.                                           481,875
      4,900 TCA Cable TV, Inc.                                     298,594
     18,000 (a) WavePhore, Inc.                                    227,250
--------------------------------------------------------------------------
            Total                                                1,007,719
--------------------------------------------------------------------------
 TELECOMMUNICATIONS - 3.7%
      9,000 Century Telephone Enterprises, Inc.                    398,813
     50,000 Comsat Corp.                                         1,743,750
     18,000 (a) Dycom Industries, Inc.                             515,250
     17,400 (a) Norstan, Inc.                                      430,650
--------------------------------------------------------------------------
            Total                                                3,088,463
--------------------------------------------------------------------------
 TRANSPORTATION - 1.1%
     14,800 Airborne Freight Corp.                                 551,300
     14,000 Alexander and Baldwin, Inc.                            402,500
--------------------------------------------------------------------------
            Total                                                  953,800
--------------------------------------------------------------------------
 TOTAL COMMON STOCKS (IDENTIFIED COST $73,589,505)              81,223,650
--------------------------------------------------------------------------
 MUTUAL FUND SHARES - 0.6%
     42,500 Dean Small Cap Value Fund,
             Class A (AT NET ASSET VALUE) (IDENTIFIED COST
             $500,815)                                             534,648
--------------------------------------------------------------------------
 (B) REPURCHASE AGREEMENT - 2.0%
 $1,692,000 Donaldson, Lufkin and Jenrette Securities Corp.,
             5.53%, dated 5/29/1998, due 6/1/1998
             (AT AMORTIZED COST)                                 1,692,000
--------------------------------------------------------------------------
 TOTAL INVESTMENTS (IDENTIFIED COST $75,782,320)               $83,450,298
--------------------------------------------------------------------------


STAR INTERNATIONAL EQUITY FUND__________________________________________________
                                       May 31, 1998 (unaudited)

--------------------------------------------------------------------------------

 SHARES                                                         VALUE
---------------------------------------------------------------------
 MUTUAL FUNDS--92.2%
     75,000 Chile Fund, Inc.                               $1,115,625
     50,000 Mexico Fund                                       793,750
     50,000 Swiss Helvetia Fund                             1,615,625
    256,300 Bartlett Value International Fund, Class A      3,416,475
     50,000 Brazil Fund, Inc.                                 943,750
    287,037 Federated International Equity Fund, Class A    6,294,715
     24,590 Flex Partners International Equity Fund           344,508
    157,565 Founders Worldwide Growth Fund                  3,871,381
    100,000 France Growth Fund, Inc.                        1,456,250
     75,000 Irish Investment Fund, Inc.                     1,687,500
     96,100 Italy Fund, Inc.                                1,441,500
    123,568 Janus Worldwide Fund                            5,696,488
      5,000 Latin America Investment Fund                      60,625
    217,290 Lexington Global Fund                           2,663,970

--------------------------------------------------------------------------------

 SHARES OR PRINCIPAL AMOUNT                                          VALUE
--------------------------------------------------------------------------
 MUTUAL FUNDS (CONTINUED)
     10,341 Lindner International Fund                            $100,828
    230,798 Morgan Stanley Global Equity Allocation Fund         4,978,305
     40,564 One Fund, Inc.                                         541,528
    123,526 Scudder Global Fund                                  3,941,711
      5,000 The Central European Fund                               56,875
    233,811 USAA World Growth Fund                               4,292,765
    100,000 United Kingdom Fund, Inc.                            1,537,500
--------------------------------------------------------------------------
 TOTAL MUTUAL FUNDS (IDENTIFIED COST $42,778,970)               46,851,674
--------------------------------------------------------------------------
 (B) REPURCHASE AGREEMENT--7.8%
 $3,961,000 Donaldson, Lufkin and Jenrette Securities Corp.,
             5.53%, dated 5/29/1998, due 6/1/1998
             (AT AMORTIZED COST)                                 3,961,000
--------------------------------------------------------------------------
 TOTAL INVESTMENTS (IDENTIFIED COST $46,739,970)               $50,812,674
--------------------------------------------------------------------------

                  (See Notes to the Portfolio of Investments)



 Notes to Portfolios of Investments

(a)Non-income producing.
(b)The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at date of the portfolio.

The following abbreviations are used in these portfolios:
ADR--American Depositary Receipt
PLC--Public Limited Company

                                       Net Unrealized    Gross        Gross
                            Cost of    Appreciation/   Unrealized   Unrealized
                          Investments  (Depreciation) Appreciation Depreciation
                          for Federal   for Federal   for Federal  for Federal     Total
       Star Funds         Tax Purposes  Tax Purposes  Tax Purposes Tax Purposes Net Assets*
------------------------  ------------ -------------- ------------ ------------ ------------
The Stellar Fund          $97,254,322   $16,636,437   $17,909,305   $1,272,868  $114,441,171
Star Relative Value Fund  241,322,524   177,855,714   179,947,422    2,091,708   420,117,696
Star Market
 Capitalization Fund       35,336,545       358,646       358,646           --    35,739,168
Star Growth Equity Fund   115,658,228    49,176,495    50,544,961    1,368,466   165,980,830
Star Capital
 Appreciation Fund         75,782,320     7,667,978    11,280,464    3,612,486    83,536,502
Star International
 Equity Fund               46,739,970     4,072,704     4,692,101      619,397    50,804,418

*The categories of investments are shown as a percentage of net assets at May
 31, 1998.

(See Notes which are an integral part of the Financial Statements)



Statements of Assets & Liabilities

MAY 31, 1998 (UNAUDITED)

                                             STAR             STAR          STAR            STAR          STAR
                               THE         RELATIVE          MARKET        GROWTH         CAPITAL     INTERNATIONAL
                             STELLAR        VALUE        CAPITALIZATION    EQUITY       APPRECIATION     EQUITY
                               FUND          FUND             FUND          FUND            FUND          FUND
--------------------------------------------------------------------------------------------------------------------
 ASSETS:
 Total investments in
  securities, at value     $113,890,759  $419,178,238     $35,695,191   $164,834,723    $83,450,298    $50,812,674
 Cash                               247       107,348          --             25,498            294          1,107
 Income receivable              614,920       734,713           1,416        218,165         78,902         28,207
 Receivable for
  investments sold              136,811       --               --          1,249,750         --            --
 Receivable for Fund
  shares sold                    61,833       491,967           8,044        939,454          9,965            874
 Deferred organizational
  costs                         --            --               --             20,853          8,533        --
 Deferred expenses              --            --               42,002         10,354          1,837        --
--------------------------------------------------------------------------------------------------------------------
  Total assets              114,704,570   420,512,266      35,746,653    167,298,797     83,549,829     50,842,862
--------------------------------------------------------------------------------------------------------------------
 LIABILITIES:
 Payable for investments
  purchased                     188,750       287,930          --            943,881         --            --
 Payable for Fund shares
  redeemed                       35,103        55,023          --             17,836         --            --
 Options written, at
  value                         --            --               --            356,250         --            --
 Payable to Bank                --            --                7,485        --              --            --
 Accrued expenses                39,546        51,617          --            --              13,327         38,444
--------------------------------------------------------------------------------------------------------------------
  Total liabilities             263,399       394,570           7,485      1,317,967         13,327         38,444
--------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
 Paid in capital             88,469,308   234,152,765      35,384,345    109,813,036     72,508,972     46,531,786
 Net unrealized
  appreciation
  (depreciation) of
  investments and
  options                    16,636,437   177,855,714         358,646     49,291,576      7,667,978      4,072,704
 Accumulated net
  realized gain (loss)
  on investments and
  options                     8,804,079     7,548,763          --          6,752,724      3,519,906        329,064
 Undistributed net
  investment income
  (Distributions in
  excess of net
  investment income)            531,347       560,454          (3,823)       123,494         (8,956)       (92,970)
 Net operating loss             --            --               --            --            (151,398)       (36,166)
--------------------------------------------------------------------------------------------------------------------
  Total Net Assets         $114,441,171  $420,117,696     $35,739,168   $165,980,830    $83,536,502    $50,804,418
--------------------------------------------------------------------------------------------------------------------
 NET ASSETS:
 A Shares                   $50,891,097   $49,197,154          --            --         $83,536,502    $50,804,418
 B Shares                       --          2,486,605          --        $60,032,701         --            --
 C Shares                       --            --          $35,739,168        --              --            --
 Y Shares                    63,550,074   368,433,937          --        105,948,129         --            --
--------------------------------------------------------------------------------------------------------------------
  Total Net Assets         $114,441,171  $420,117,696     $35,739,168   $165,980,830    $83,536,502    $50,804,418
--------------------------------------------------------------------------------------------------------------------
 SHARES OUTSTANDING:
 A Shares                     3,725,790     1,933,619          --            --           6,694,421      4,575,890
 B Shares                       --             97,667          --          3,312,337         --            --
 C Shares                       --            --            3,195,189        --              --            --
 Y Shares                     4,650,845    14,473,273          --          5,842,593         --            --
--------------------------------------------------------------------------------------------------------------------
  Total shares
   outstanding                8,376,635    16,504,559       3,195,189      9,154,930      6,694,421      4,575,890
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE:
 A Shares                        $13.66        $25.44          --            --              $12.48         $11.10
 B Shares                       --             $25.46          --             $18.12         --            --
 C Shares                       --            --               $11.19        --              --            --
 Y Shares                        $13.66        $25.46          --             $18.13         --            --
--------------------------------------------------------------------------------------------------------------------
 OFFERING PRICE PER
  SHARE+:
 A Shares                        $14.30*       $26.64*         --            --              $13.07*        $11.27**
 B Shares                       --             $25.46          --             $18.12         --            --
 C Shares                       --            --               $11.19        --              --            --
 Y Shares                        $13.66        $25.46          --             $18.13         --            --
--------------------------------------------------------------------------------------------------------------------
 REDEMPTION PROCEEDS PER
  SHARE++:
 A Shares                        $13.66        $25.44          --            --              $12.48         $11.10
 B Shares                       --             $24.19***       --             $17.21***      --            --
 C Shares                       --            --               $11.19        --              --            --
 Y Shares                        $13.66        $25.46          --             $18.13         --            --
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Investments, at
  identified cost           $97,254,322  $241,322,524     $35,336,545   $115,658,228    $75,782,320    $46,739,970
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Investments, at tax
  cost                      $97,254,322  $241,322,524     $35,336,545   $115,658,228    $75,782,320    $46,739,970
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

  * Computation of Offering price: 100/95.5 of net asset value.
 ** Computation of Offering price: 100/98.5 of net asset value.
*** Computation of Redemption Proceeds: 95/100 of net asset value.
  + See "What Shares Cost" in the prospectus.
 ++ See "Contingent Deferred Sales Charge--B Shares" in the Prospectus. (See Notes which are an integral part of the Financial Statements)


Statements of Operations

SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

                                           STAR          STAR         STAR         STAR         STAR
                               THE       RELATIVE       MARKET       GROWTH      CAPITAL    INTERNATIONAL
                             STELLAR       VALUE    CAPITALIZATION   EQUITY    APPRECIATION    EQUITY
                               FUND        FUND        FUND (A)       FUND         FUND       FUND (B)
---------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME:
 Interest income            $1,400,881     $204,478     $33,479       $146,199     $47,185     $128,509
 Dividend income             1,215,437    3,595,713      21,912      1,118,222     347,478      103,057
---------------------------------------------------------------------------------------------------------
  Total income               2,616,318    3,800,191      55,391      1,264,421     394,663      231,566
---------------------------------------------------------------------------------------------------------
 EXPENSES:
 Investment advisory fee       549,219    1,503,887      14,759        617,875     394,226      130,583
 Administrative personnel
  and services fee              66,474      231,550      12,276         94,976      47,740       26,080
 Custodian fees                 14,453       50,130       1,230         20,596      10,374        4,353
 Transfer and dividend
  disbursing agent fees
  and expenses                  70,716       79,919      12,497         73,232      19,000       14,045
 Directors'/Trustees'
  fees                             897        3,794       1,925        --              551        1,980
 Auditing fees                   9,266        8,890       --             6,916       8,195       --
 Legal fees                      1,906        4,494       2,250            546       1,457        5,400
 Portfolio accounting
  fees                          43,307       49,707       1,175         12,072      26,698       32,860
 Distribution services
  fee--A Shares                 63,436       55,110       --           --           --           --
 Distribution services
  fee--B Shares                 --          --            --            66,796      --           --
 Shareholder services
  fee--A Shares                 12,688       11,025       --           --           20,749        8,706
 Shareholder services
  fee--B Shares                 --               82       --            13,251      --           --
 Shareholder services
  fee--C Shares                 --          --            2,460        --           --           --
 Shareholder services
  fee--Y Shares                 16,218       89,153       --            27,940      --           --
 Share registration costs       10,624       24,619       1,025          4,014       7,882       26,405
 Printing and postage            8,712       16,303         828        --            7,493       11,920
 Insurance premiums              5,757        4,459       1,400          1,456       1,477        1,440
 Miscellaneous                   3,279        4,822       1,800          4,381         219        3,960
---------------------------------------------------------------------------------------------------------
  Total expenses               876,952    2,137,944      53,625        944,051     546,061      267,732
---------------------------------------------------------------------------------------------------------
   NET INVESTMENT
    INCOME/NET OPERATING
    LOSS                     1,739,366    1,662,247       1,766        320,370    (151,398)     (36,166)
---------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED
  GAIN (LOSS):
 Net realized gain (loss)
  on investments and
  options                    8,677,190    7,549,871       --         6,840,350   3,523,505       --
 Net realized gains
  received from
  underlying funds              --          --            --           --           --          329,064
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and options   (2,867,486)  38,184,647     358,646     11,984,939   5,118,111    4,072,704
---------------------------------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAIN (LOSS)     5,809,704   45,734,518     360,412     18,825,289   8,641,616    4,401,768
---------------------------------------------------------------------------------------------------------
 CHANGE IN NET ASSETS
  RESULTING FROM
  OPERATIONS                $7,549,070  $47,396,765    $360,412    $19,145,659  $8,490,218   $4,365,602
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

(a)Reflects operations for the period from December 8, 1997 (date of initial public investment) to May 31, 1998.
(b)Reflects operations for the period from December 3, 1997 (date of initial public investment) to May 31, 1998.
(See Notes which are an integral part of the Financial Statements)



Statements of Changes in Net Assets

                                                                  STAR                    STAR
                                       THE                      RELATIVE                 MARKET
                                     STELLAR                      VALUE              CAPITALIZATION
                                      FUND                        FUND                    FUND
                            --------------------------  --------------------------  ----------------
                             SIX MONTHS       YEAR       SIX MONTHS       YEAR           PERIOD
                               ENDED         ENDED         ENDED         ENDED           ENDED
                            MAY 31, 1998  NOVEMBER 30,  MAY 31, 1998  NOVEMBER 30,  MAY 31, 1998 (A)
                            (UNAUDITED)       1997      (UNAUDITED)       1997        (UNAUDITED)
----------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN
  NET ASSETS
 OPERATIONS--
 Net investment income
  (operating loss)            $1,739,366    $3,257,201    $1,662,247    $4,111,958         $1,766
 Net realized gain (loss)
  on investments, options
  and underlying funds         8,677,190    10,472,803     7,549,871    12,351,845         --
 Net change in net
  unrealized
  appreciation/depreciation
  of investments and
  options                     (2,867,486)     (266,167)   38,184,647    69,992,342        358,646
----------------------------------------------------------------------------------------------------
 Change in net assets
  resulting from
  operations                   7,549,070    13,463,837    47,396,765    86,456,145        360,412
----------------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS--
 Distributions from net
  investment income
  A Shares                      (586,369)   (1,325,460)     (160,748)   (2,940,841)        --
  B Shares                       --            --            --            --              --
  C Shares                       --            --            --            --              (5,589)
  Y Shares                      (837,658)   (1,933,469)   (1,731,557)     (918,577)        --
 Distributions from net
  realized gain on
  investments and options
  A Shares                    (4,564,730)   (1,845,065)   (1,335,755)   (4,395,625)        --
  B Shares                       --            --            --            --              --
  C Shares                       --            --            --            --              --
  Y Shares                    (5,845,323)   (2,461,154)  (11,016,756)      --              --
----------------------------------------------------------------------------------------------------
 Change in net assets
  from distributions to
  shareholders               (11,834,080)   (7,565,148)  (14,244,816)   (8,255,043)        (5,589)
----------------------------------------------------------------------------------------------------
 SHARE TRANSACTIONS--
 Proceeds from sales of
  shares                       7,477,763    15,147,571    66,212,226   382,346,269     35,447,326
 Net assets value of
  shares issued to
  shareholders in payment
  of distributions
  declared                    10,452,548     6,507,375    10,841,583     3,231,015          3,084
 Cost of shares redeemed     (13,343,459)  (30,556,221)  (39,891,954) (329,817,737)       (66,065)
----------------------------------------------------------------------------------------------------
 Change in net assets
  from share transactions      4,586,852    (8,901,275)   37,161,855    55,759,547     35,384,345
----------------------------------------------------------------------------------------------------
  Change in net assets           301,842    (3,002,586)   70,313,804   133,960,649     35,739,168
 NET ASSETS:
 Beginning of period         114,139,329   117,141,915   349,803,892   215,843,243         --
----------------------------------------------------------------------------------------------------
 End of period              $114,441,171  $114,139,329  $420,117,696  $349,803,892    $35,739,168
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Undistributed net
  investment income
  included in net assets
  at end of period              $531,347      $216,008      $560,454      $790,512         --
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
 Net gain (loss) as
  computed for federal tax
  purposes                    $8,677,190   $10,410,330    $7,549,871   $12,351,845         --
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(a)Reflects operations for the period from December 8, 1997 (date of initial public investment) to May 31, 1998.
(b)Reflects operations for the period from December 3, 1997 (date of initial public investment) to May 31, 1998.
(See Notes which are an integral part of the Financial Statements)


                  STAR                        STAR                        STAR
                 GROWTH                     CAPITAL                   INTERNATIONAL
                 EQUITY                   APPRECIATION                   EQUITY
                  FUND                        FUND                        FUND
 ----------------------------      -------------------------------    -------------
                                   SIX MONTHS                            PERIOD
  SIX MONTHS         YEAR             ENDED             YEAR              ENDED
    ENDED           ENDED            MAY 31,           ENDED             MAY 31,
 MAY 31, 1998    NOVEMBER 30,         1998          NOVEMBER 30,        1998 (B)
 (UNAUDITED)         1997          (UNAUDITED)          1997           (UNAUDITED)
-----------------------------------------------------------------------
     $320,370      $1,040,010        ($151,398)        $124,077           ($36,166)
    6,840,350       8,585,979        3,523,505       18,507,772            329,064

   11,984,939      22,147,767        5,118,111       (8,746,048)         4,072,704
-----------------------------------------------------------------------
   19,145,659      31,773,756        8,490,218        9,885,801          4,365,602
-----------------------------------------------------------------------
      --              --              (133,033)          --                (92,970)
      (73,283)       (830,336)         --                --                --
      --              --               --                --                --
     (302,204)       (220,127)         --                --                --
      --              --           (17,824,043)          --                --
   (2,579,169)     (5,807,116)         --                --                --
      --              --               --                --                --
   (6,040,139)        --               --                --                --
-----------------------------------------------------------------------
   (8,994,795)     (6,857,579)     (17,957,076)          --                (92,970)
-----------------------------------------------------------------------
   25,437,072     160,959,446        6,372,614       13,656,375         47,208,066

    6,314,151       4,941,932       11,194,078           --                 50,831
  (30,033,511)   (122,016,691)      (7,681,586)     (19,586,731)          (727,111)
-----------------------------------------------------------------------
    1,717,712      43,884,687        9,885,106       (5,930,356)        46,531,786
-----------------------------------------------------------------------
   11,868,576      68,800,864          418,248        3,955,445         50,804,418
  154,112,254      85,311,390       83,118,254       79,162,809            --
-----------------------------------------------------------------------
 $165,980,830    $154,112,254      $83,536,502      $83,118,254        $50,804,418
-----------------------------------------------------------------------
-----------------------------------------------------------------------

     $123,494        $178,611          --              $124,077            --
-----------------------------------------------------------------------
-----------------------------------------------------------------------
   $6,840,350      $8,618,710       $3,523,505      $18,482,144           $329,064
-----------------------------------------------------------------------
-----------------------------------------------------------------------




Financial Highlights

STAR FUNDS
(For a share outstanding throughout each period)

                                    NET REALIZED
                       NET              AND                                               DISTRIBUTIONS
  YEAR    NET ASSET INVESTMENT       UNREALIZED              DISTRIBUTIONS DISTRIBUTIONS     FROM NET
 ENDED     VALUE,    INCOME/       GAIN/(LOSS) ON TOTAL FROM   FROM NET     IN EXCESS OF  REALIZED GAIN
NOVEMBER  BEGINNING (OPERATING      INVESTMENTS   INVESTMENT  INVESTMENT   NET INVESTMENT ON INVESTMENTS
  30,     OF PERIOD   LOSS)         AND OPTIONS   OPERATIONS    INCOME       INCOME (I)    AND OPTIONS
--------------------------------------------------------------------------------------------------------
THE STELLAR FUND
Y SHARES (FORMERLY, TRUST SHARES)
1994(a)    $11.34      0.21            (0.48)       (0.27)       (0.17)          --             --
1995       $10.90      0.38             1.32         1.70        (0.38)          --           (0.05)
1996       $12.17      0.37             1.62         1.99        (0.37)          --           (0.20)
1997       $13.59      0.40             1.18         1.58        (0.40)          --           (0.50)
1998(p)    $14.27      0.22             0.65         0.87        (0.18)          --           (1.30)
A SHARES (FORMERLY, INVESTMENT SHARES)
1993       $10.52      0.24             0.99         1.23        (0.28)        (0.03)         (0.10)
1994       $11.34      0.29            (0.41)       (0.12)       (0.24)          --           (0.08)
1995       $10.90      0.34             1.33         1.67        (0.35)          --           (0.05)
1996       $12.17      0.34             1.62         1.96        (0.34)          --           (0.20)
1997       $13.59      0.36             1.18         1.54        (0.36)          --           (0.50)
1998(p)    $14.27      0.20             0.65         0.85        (0.16)          --           (1.30)
STAR RELATIVE VALUE FUND
Y SHARES (FORMERLY, TRUST SHARES)
1997(b)    $22.67      0.08             0.81         0.89        (0.07)          --             --
1998(p)    $23.49      0.11             2.80         2.91        (0.12)          --           (0.82)
A SHARES (FORMERLY, INVESTMENT SHARES)
1993       $10.52      0.20             1.30         1.50        (0.22)          --             --
1994       $11.80      0.23            (0.40)       (0.17)       (0.23)          --           (0.04)
1995       $11.36      0.29             3.65         3.94        (0.28)          --             --
1996       $15.02      0.27             4.01         4.28        (0.26)          --           (0.01)
1997       $19.03      0.67             4.45         5.12        (0.28)          --           (0.39)
1998(p)    $23.48      0.07(n)          2.81         2.88        (0.10)          --           (0.82)
B SHARES
1998(c)    $26.01      0.02            (0.57)       (0.55)        --             --             --
STAR MARKET CAPITALIZATION FUND
C SHARES
1998(d)    $10.00      0.00(m)(n)       1.20         1.20        (0.01)          --             --
STAR GROWTH EQUITY FUND
Y SHARES (FORMERLY, TRUST SHARES)
1997(e)    $16.46      0.34             0.73         1.07        (0.35)          --             --
1998(p)    $17.18      0.04             1.92         1.96        (0.05)          --           (0.96)
B SHARES (FORMERLY, INVESTMENT SHARES)
1995(f)    $10.00      0.24             2.67         2.91        (0.21)          --             --
1996       $12.70      0.17             3.12         3.29        (0.16)          --           (0.66)
1997       $15.17      0.19             2.97         3.16        (0.14)          --           (1.02)
1998(p)    $17.17      0.01             1.93         1.94        (0.03)          --           (0.96)
STAR CAPITAL APPRECIATION FUND
A SHARES
1994(g)    $10.00        --             0.15         0.15         --             --             --
1995       $10.15      0.03             1.72         1.75        (0.04)        (0.00)         (0.04)
1996       $11.82     (0.03)            1.05         1.02         --             --           (0.29)
1997       $12.55      0.02             1.77         1.79         --             --             --
1998(p)    $14.34     (0.03)            1.27         1.24        (0.02)          --           (3.08)
STAR INTERNATIONAL EQUITY FUND
A SHARES
1998(h)    $10.00     (0.01)            1.15         1.14        (0.04)          --             --
--------------------------------------------------------------------------------------------------------

(a) Reflects operations for the period from April 11, 1994 (date of initial public investment) to November 30, 1994. For the period from April 5, 1994 (start of business) to April 10, 1994, all income was distributed to the Administrator.
(b) Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(c) Reflects operations for the period from March 31, 1998 (date of initial public investment) to May 31, 1998 (unaudited).
(d) Reflects operations for the period from December 8, 1997 (date of initial public investment) to May 31, 1998 (unaudited).
(e) Reflects operations for the period from August 18, 1997 (date of initial public investment) to November 30, 1997.
(f) Reflects operations for the period from December 12, 1994 (date of initial public investment) to November 30, 1995.
(g) Reflects operations for the period from June 13, 1994 (date of initial public investment) to November 30, 1994.
(h) Reflects operations for the period from December 3, 1997 (date of initial public investment) to May 31, 1998 (unaudited).
(i) Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These distributions did not represent a return of capital for federal income tax purposes.
(j) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.
(k) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(l) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged. This disclosure is required for fiscal years beginning on or after September 1, 1995.
(m) Less than one cent per share. (n) Amount based on average shares outstanding. (o) Computed on an annualized basis. (p) For the six months ended May 31, 1998 (unaudited).
(See Notes which are an integral part of the Financial Statements)




                                           RATIOS TO AVERAGE NET ASSETS
                                       ------------------------------------------  NET ASSETS,   AVERAGE
                 NET ASSET                           NET             EXPENSE           END      COMMISSION PORTFOLIO
     TOTAL       VALUE, END   TOTAL               INVESTMENT         WAIVER/        OF PERIOD      RATE    TURNOVER
 DISTRIBUTIONS   OF PERIOD  RETURN (J) EXPENSES     INCOME      REIMBURSEMENT (K) (000 OMITTED)  PAID (L)    RATE
--------------------------------------------------------------------------------------------------------------------


     (0.17)        $10.90     (1.81%)    1.43%(o)    3.57%(o)          --            $60,822        --         79%
     (0.43)        $12.17     15.97%     1.40%       3.23%             --            $64,754        --        104%
     (0.57)        $13.59     16.94%     1.39%       2.85%             --            $67,047     $0.0671       65%
     (0.90)        $14.27     12.22%     1.31%       2.89%             --            $63,742     $0.1046       64%
     (1.48)        $13.66      6.79%     1.41%(o)    3.12%(o)          --            $63,550     $0.1254       43%

     (0.41)        $11.34     11.99%     1.45%       1.87%            0.25%          $73,197        --         87%
     (0.32)        $10.90     (1.22%)    1.55%       2.32%            0.12%          $50,648        --         79%
     (0.40)        $12.17     15.67%     1.65%       2.98%             --            $48,902        --        104%
     (0.54)        $13.59     16.64%     1.66%       2.76%             --            $50,094     $0.0671       65%
     (0.86)        $14.27     11.94%     1.56%       2.63%             --            $50,398     $0.1046       64%
     (1.46)        $13.66      6.65%     1.66%(o)    2.87%(o)          --            $50,891     $0.1254       43%


     (0.07)        $23.49      3.93%     1.01%(o)    1.35%(o)          --           $312,056     $0.0918       18%
     (0.94)        $25.46     12.83%     1.04%(o)    0.86%(o)          --           $368,434     $0.0882        6%

     (0.22)        $11.80     14.47%     1.19%       1.79%            0.31%          $49,701        --         59%
     (0.27)        $11.36     (1.54%)    1.15%       2.02%             --            $74,094        --         30%
     (0.28)        $15.02     35.10%     1.06%       2.17%             --           $131,979        --         24%
     (0.27)        $19.03     28.86%     1.04%       1.71%             --           $215,843     $0.0905       16%
     (0.67)        $23.48     27.69%     1.01%       1.40%             --            $37,748     $0.0918       18%
     (0.92)        $25.44     12.66%     1.51%(o)    0.71%(o)          --            $49,197     $0.0882        6%

       --          $25.46     (2.11%)    0.74%(o)    0.81%(o)          --             $2,487     $0.0882        6%


     (0.01)        $11.19     12.04%     1.09%(o)    0.04%(o)          --            $35,739     $0.0664        0%


     (0.35)        $17.18      4.59%     2.49%(o)    1.62%(o)          --           $109,087     $0.1035       60%
     (1.01)        $18.13     12.22%     1.06%(o)    0.47%(o)          --           $105,948     $0.1010       20%

     (0.21)        $12.70     29.44%     1.17%(o)    2.00%(o)         0.03%(o)       $48,699        --        171%
     (0.82)        $15.17     27.34%     1.19%       1.31%             --            $85,311     $0.0007       96%
     (1.16)        $17.17     22.65%     0.94%       0.75%             --            $45,025     $0.1035       60%
     (0.99)        $18.12     12.09%     1.32%(o)    0.21%(o)          --            $60,033     $0.1010       20%


       --          $10.15      1.50%     1.58%(o)    0.08%(o)         0.10%(o)       $30,013        --         36%
     (0.08)        $11.82     17.35%     1.47%       0.28%            0.01%          $56,430        --        144%
     (0.29)        $12.55      8.95%     1.32%      (0.24%)            --            $79,163     $0.0703      174%
       --          $14.34     14.26%     1.29%       0.16%             --            $83,118     $0.0987      262%
     (3.10)        $12.48     11.26%     1.32%(o)   (0.36%)(o)         --            $83,537     $0.0859       57%


     (0.04)        $11.10     11.48%     1.54%(o)   (0.21%)(o)         --            $50,804     $0.0610        0%
--------------------------------------------------------------------------------------------------------------------



Combined Notes to Financial Statements

MAY 31, 1998 (UNAUDITED)

(1) ORGANIZATION

Star Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of eleven diversified portfolios and one non-diversified portfolio. The financial statements of the following portfolios (individually referred to as the "Fund", or collectively as the "Funds") are presented herein along with each Fund's investment objective:

         PORTFOLIO NAME          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
 The Stellar Fund Maximize total return, a combination of ("Stellar Fund")
  dividend income and capital appreciation.
 Star Relative Value Fund Maximize total return, a combination of income
  ("Relative Value Fund") and capital appreciation.
 Star Market Capitalization Fund Seeks to provide total return that ("Market
  Capitalization Fund") approximates the total return of the Standard and Poor's 500 Composite Stock Price Index.
 Star Growth Equity Fund         Maximize capital appreciation.
  ("Growth Equity Fund")
 Star Capital Appreciation Fund  Maximize capital appreciation.
  ("Capital Appreciation Fund")
 Star International Equity Fund  Long-term capital appreciation.
  ("International Equity Fund")

The financial statements of the Bond Funds and Money Market Funds are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Stellar Fund offers two classes of shares, A Shares and Y Shares (formerly, Investment shares and Trust shares, respectively); Relative Value Fund offers three classes of shares. A Shares, Y Shares (formerly, Investment shares and Trust shares, respectively) and B Shares; Market Capitalization Fund offers one class of shares (C Shares); Growth Equity Fund offers two classes of shares, B Shares and Y Shares (formerly, Investment shares and Trust shares, respectively); the Capital Appreciation Fund offers one class of shares (A Shares); and the International Equity Fund offers one class of shares (A Shares).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS

Equity securities traded on a securities exchange and securities traded in the over-the-counter market are valued at the last reported sales price on the day of valuation; other securities for which no sale was reported on that date, are valued at the last quoted bid price. Corporate and municipal bonds, asset backed securities and U.S. government securities are valued using the last quoted bid price as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

B. REPURCHASE AGREEMENTS

It is the policy of the Funds to require a custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code").

D. FEDERAL TAXES

It is each Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal taxes are necessary.

E. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

F. DEFERRED EXPENSES

The costs incurred by each Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

G. OPTION CONTRACTS WRITTEN

The Capital Appreciation Fund, Growth Equity Fund and Stellar Fund may write "covered" call option contracts. All of the Funds may also write "covered" put options. A written option obligates the Funds to deliver (a call), or to receive (a put), the contract amount upon exercise by the holder of the option. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on underlying securities alone. By writing call options, the Funds may forego potential gains on the underlying security. By writing a put option, the Fund risks becoming obligated to purchase the underlying security for more than its current market price upon exercise. Premiums received from writing options are recorded as a liability and an unrealized gain or loss is measured by the difference between the current value and the premium received. For the period ended May 31, 1998, the Capital Appreciation Fund, Growth Equity Fund and Stellar Fund had realized gain (loss) on options contracts, written and purchased, of $0, $(24,708), and ($23,599), respectively.

At May 31, 1998, the Capital Appreciation Fund and the Stellar Fund had no outstanding options.

The Capital Appreciation Fund had no written option activity during the period. The following is a summary of the Stellar Fund and Growth Equity Fund options activity:

                                     STELLAR FUND
                                  -------------------
                                  NUMBER OF
                                  CONTRACTS PROCEEDS*
                                  -------------------
Outstanding at November 30, 1997       0          $0
Contracts opened                     235     201,072
Contracts expired                      0           0
Contracts exercised                    0           0
Contracts closed                    (235)   (201,072)
                                  -------------------
Outstanding at May 31, 1998            0          $0
                                  -------------------

                                  GROWTH EQUITY FUND
                                  -------------------
                                  NUMBER OF
                                  CONTRACTS PROCEEDS*
                                  -------------------
Outstanding at November 30, 1997        0         $0
Contracts opened                    1,550    659,432
Contracts expired                    (100)   (10,225)
Contracts exercised                     0          0
Contracts closed                     (450)  (177,876)
                                  -------------------
Outstanding at May 31, 1998         1,000   $471,331
                                  -------------------

*Represents premium received less commissions paid.

At May 31, 1998, Growth Equity Fund had the following outstanding written options:

                             GROWTH EQUITY FUND
------------------------------------------------------------------------------
                                                         UNREALIZED
                         EXPIRATION EXERCISE NUMBER OF  APPRECIATION   MARKET
      ISSUER        TYPE    DATE     PRICE   CONTRACTS (DEPRECIATION)  VALUE
------------------------------------------------------------------------------
AMEX Computer
 Tech Index         Put   6/20/98   $500.00      100      $ 29,593    $185,000
AMEX Oil Index      Put   6/20/98    470.00       50        11,048      33,125
AMEX Oil Index      Put   6/20/98    470.00      100         2,098      66,250
Cisco Systems Inc.  Put   7/18/98    53.375      200        56,999       2,500
Ford Motor Co.      Put   6/20/98     55.00      100         9,124       1,875
Merck & Co.         Put   7/18/98    115.00      150        (6,002)     50,625
Procter & Gamble
 Co.                Put   7/18/98     75.00      200        11,999      12,500
Safeway, Inc.       Put   6/20/98     35.00      100           222       4,375
                                                            ------------------
                                               Total      $115,081    $356,250
                                                            ------------------

H. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

I. OTHER

Investment transactions are accounted for on the trade date.




(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              STELLAR FUND
                              ------------------------------------------------
                               SIX MONTHS ENDED            YEAR ENDED
                                 MAY 31, 1998           NOVEMBER 30, 1997
                              --------------------  --------------------------
A SHARES (FORMERLY,
INVESTMENT SHARES)             SHARES    DOLLARS      SHARES        DOLLARS
----------------------------  --------  ----------  -----------  -------------
Shares sold                    151,257  $2,050,878      229,880     $3,158,813
Shares issued to
 shareholders in payment of
 distributions declared        394,262   5,086,165      234,369      3,116,031
Shares redeemed               (351,678) (4,755,721)    (618,771)    (8,513,615)
                              ------------------------------------------------
 Net change resulting from A
  Share transactions           193,841  $2,381,322     (154,522)   ($2,238,771)
                              ------------------------------------------------
                                              STELLAR FUND
                              ------------------------------------------------
                               SIX MONTHS ENDED            YEAR ENDED
                                 MAY 31, 1998           NOVEMBER 30, 1997
                              --------------------  --------------------------
Y SHARES (FORMERLY, TRUST
SHARES)                        SHARES    DOLLARS      SHARES        DOLLARS
----------------------------  --------  ----------  -----------  -------------
Shares sold                    402,529  $5,426,885      875,937    $11,988,758
Shares issued to
 shareholders in payment of
 distributions declared        415,743   5,366,383      254,884      3,391,344
Shares redeemed               (633,961) (8,587,738)  (1,598,328)   (22,042,606)
                              ------------------------------------------------
 Net change resulting from Y
  Share transactions           184,311  $2,205,530     (467,507)   ($6,662,504)
                              ------------------------------------------------
 Net change resulting from
  Fund share transactions      378,152  $4,586,852     (622,029)   ($8,901,275)
                              ------------------------------------------------
                                           RELATIVE VALUE FUND
                              ------------------------------------------------
                               SIX MONTHS ENDED            YEAR ENDED
                                 MAY 31, 1998           NOVEMBER 30, 1997
                              --------------------  --------------------------
A SHARES (FORMERLY,
INVESTMENT SHARES)             SHARES    DOLLARS      SHARES        DOLLARS
----------------------------  --------  ----------  -----------  -------------
Shares sold                    376,734  $9,405,851    4,467,573    $74,577,199
Shares issued to
 shareholders in payment of
 distributions declared         63,992   1,468,018      154,522      2,938,215
Shares redeemed               (114,506) (2,842,903) (14,355,524)  (319,674,245)
                              ------------------------------------------------
 Net change resulting from A
  Share transactions           326,220  $8,030,966   (9,733,429) ($242,158,831)
                              ------------------------------------------------
                              RELATIVE VALUE FUND
                              --------------------
                               PERIOD ENDED MAY
                                 31, 1998 (A)
                              --------------------
B SHARES                       SHARES    DOLLARS
----------------------------  --------  ----------
Shares sold                     98,824  $2,534,149
Shares issued to
 shareholders in payment of
 distributions declared          --         --
Shares redeemed                 (1,157)    (25,057)
                              --------------------
 Net change resulting from B
  Share transactions            97,667  $2,509,092
                              --------------------
                                          RELATIVE VALUE FUND
                            --------------------------------------------------
                               SIX MONTHS ENDED            PERIOD ENDED
                                 MAY 31, 1998         NOVEMBER 30, 1997 (B)
                            -----------------------  -------------------------
Y SHARES (FORMERLY, TRUST
SHARES)                       SHARES      DOLLARS      SHARES       DOLLARS
--------------------------  ----------  -----------  -----------  ------------
Shares sold                  2,244,714  $54,272,226   13,707,273  $307,769,070
Shares issued to
 shareholders in payment
 of distributions declared     407,952    9,373,565       12,454       292,800
Shares redeemed             (1,461,440) (37,023,994)    (437,680)  (10,143,492)
                            --------------------------------------------------
 Net change resulting from
  Y Share transactions       1,191,226  $26,621,797  (13,282,047) $297,918,378
                            --------------------------------------------------
 Net change resulting from
  Fund share transactions    1,615,113  $37,161,855    3,548,618   $55,759,547
                            --------------------------------------------------

(a) For the period from March 31, 1998 (date of initial public investment) to May 31, 1998.
(b) For the period from August 18, 1997 (date of initial public investment) to November 30, 1997.



                               MARKET
                           CAPITALIZATION
                                FUND
                          -----------------
                            PERIOD ENDED
                          MAY 31, 1998 (A)
                          -----------------
C SHARES                       SHARES
------------------------  -----------------
Shares sold                       3,200,684
Shares issued to
 shareholders in payment
 of distributions
 declared                               312
Shares redeemed                      (5,807)
                          -----------------
 Net change resulting
  from C Share
  transactions                    3,195,189
                          -----------------

(a) Reflects operations for the period from December 8, 1997 (date of initial public investment) to May 31, 1998.

                                            GROWTH EQUITY FUND
                          ---------------------------------------------------------
                                 SIX MONTHS ENDED                YEAR ENDED
                                   MAY 31, 1998               NOVEMBER 30, 1997
                          -------------------------------  ------------------------
B SHARES (FORMERLY,
INVESTMENT SHARES)             SHARES          DOLLARS       SHARES      DOLLARS
------------------------  -----------------  ------------  ----------  ------------
Shares sold                         687,095   $12,061,613   4,005,011   $53,886,404
Shares issued to
 shareholders in payment
 of distributions
 declared                           166,135     2,646,059     346,216     4,838,986
Shares redeemed                    (163,177)   (2,844,985) (7,354,386) (118,965,391)
                          ---------------------------------------------------------
 Net change resulting
  from B Share
  transactions                      690,053   $11,862,687  (3,003,159) ($60,240,001)


                          ---------------------------------------------------------
                                            GROWTH EQUITY FUND
                          ---------------------------------------------------------
                                 SIX MONTHS ENDED               PERIOD ENDED
                                   MAY 31, 1998             NOVEMBER 30, 1997 (B)
                          -------------------------------  ------------------------
Y SHARES (FORMERLY,
TRUST SHARES)                  SHARES          DOLLARS       SHARES      DOLLARS
------------------------  -----------------  ------------  ----------  ------------
Shares sold                         763,189   $13,375,459   6,523,027  $107,073,043
Shares issued to
 shareholders in payment
 of distributions
 declared                           230,083     3,668,092       5,992       102,945
Shares redeemed                  (1,500,908)  (27,188,526)   (178,790)   (3,051,300)
                          ---------------------------------------------------------
 Net change resulting
  from Y Share
  transactions                     (507,636) ($10,144,975)  6,350,229  $104,124,688
                          ---------------------------------------------------------
 Net change resulting
  from Fund share
  transactions                      182,417    $1,717,712   3,347,070   $43,884,687
                          ---------------------------------------------------------

                            CAPITAL APPRECIATION FUND
                          -------------------------------
                                              YEAR ENDED
                          SIX MONTHS ENDED   NOVEMBER 30,
A SHARES                    MAY 31, 1998         1997
------------------------  -----------------  ------------
Shares sold                         503,190       991,069
Shares issued to
 shareholders in payment
 of distributions
 declared                         1,003,938            --
Shares redeemed                    (608,566)   (1,501,409)
                          -------------------------------
 Net change resulting
  from A share
  transactions                      898,562      (510,340)
                          -------------------------------
                            INTERNATIONAL
                             EQUITY FUND
                          -----------------
                            PERIOD ENDED
A SHARES                  MAY 31,  1998 (C)
------------------------  -----------------
Shares sold                       4,638,828
Shares issued to
 shareholders in payment
 of distributions
 declared                             5,114
Shares redeemed                     (68,052)
                          -----------------
 Net change resulting
  from A share
  transactions                    4,575,890
                          -----------------

(b) For the period from August 18, 1997 (date of initial public investment) to November 30, 1997.

(c) Reflects operations for the period from December 3, 1997 (date of initial public investment) to May 31, 1998.


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY FEE

Star Bank, N.A., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below).

                            ANNUAL
   FUND                      RATE
----------------------------------
Stellar Fund                0.95%
Relative Value Fund         0.75%
Market Capitalization Fund  0.30%
Growth Equity Fund          0.75%
Capital Appreciation Fund   0.95%
International Equity Fund   0.75%
----------------------------------

B. ADMINISTRATIVE FEE

Federated Administrative Services ("FAS") provides each Fund with certain administrative personnel and services for which it receives a fee. Effective January 1, 1998, the fee that FAS receives changed to an annual rate of 0.12% of the average daily net assets of the Trust for the period. The administrative fee received during any fiscal year shall be at least $50,000 per Fund. Prior to January 1, 1998, the FAS fee was based on the level of average aggregate daily net assets of the Trust for the period.

Under the terms of a Sub-Administration Agreement between FAS and Star Bank, N.A., FAS will pay to Star Bank, N.A., solely from the resources of FAS, a sub-administration fee at an annual rate of 0.04% of the average daily net assets of the Trust, for assisting FAS in rendering administrative services to the Trust.

C. DISTRIBUTION SERVICES FEE

Pursuant to the provisions of a distribution plan adopted in accordance with the Investment Company Act Rule 12b-1 (the "Plan"), A Shares, B Shares, and C Shares of the Trust may pay to the distributor an amount computed at an annual rate of up to 0.25% of the average daily net assets, in each case to finance any activity which is principally intended to result in the sale of shares subject to the Plan. Currently, the Stellar Fund, Relative Value and Growth Equity Fund are accruing and paying 12b-1 fees. The Market Capitalization Fund, Capital Appreciation Fund and International Equity Fund will not accrue or pay any distribution expenses pursuant to the Plan until a "Y" class of shares has been registered with the Securities and Exchange Commission.

D. SHAREHOLDER SERVICES FEE

Under the terms of the Shareholder Services Agreement with Star Bank, N.A., each Fund will pay Star Bank, N.A. up to 0.25% of average daily net assets for the period. For the foreseeable future, Star Bank N.A. plans to limit the Shareholder Servicing fee to 0.05% of average daily net assets. This fee is to obtain certain services for shareholder and to maintain shareholder accounts. Star Bank N.A. can modify or terminate this limitation at any time at its sole discretion.

E. TRANSFER AND DIVIDEND DISBURSING AGENT FEES

Star Bank, N.A. serves as transfer agent and dividend disbursing agent for the Funds. The fee paid to Star Bank, N.A. is based on the size, type, and number of accounts and transactions made by shareholders.

Star Bank, N.A. became the Funds transfer and dividend disbursing agent March 9, 1998. Prior to March 9, 1998, Federated Services Company ("FServ") served as the Fund's transfer and dividend disbursing agent and received for its services a fee based on the size, type, and number of accounts and transactions made by shareholders.

For the period ended May 31, 1998, the transfer and dividend disbursing agents earned fees as follows:

                             STAR
                             BANK,
                             N.A.    FSERV
-------------------------------------------
Stellar Fund                $18,500 $52,216
Relative Value Fund          34,920  44,999
Market Capitalization Fund    3,097   9,400
Growth Equity Fund           19,845  53,387
Capital Appreciation Fund     7,041  11,959
International Equity Fund     4,702   9,343
-------------------------------------------

F. PORTFOLIO ACCOUNTING FEES

FServ also maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

G. CUSTODIAN FEES

Star Bank, N.A., is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses.

H. ORGANIZATIONAL EXPENSES

Organizational expenses were borne initially by FAS. The funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following the Funds effective date. For the period ended May 31, 1998, the Funds expensed the following:

                                                          AMOUNTS
                                              EXPENSES    EXPENSED
                                                 OF       FOR THE
                                             ORGANIZING PERIOD ENDED
                            EFFECTIVE DATE    THE FUND  MAY 31, 1998
--------------------------------------------------------------------
Growth Equity Fund         November 14, 1994  $30,000          $0
Capital Appreciation Fund  May 16, 1994       $30,000      $4,654
--------------------------------------------------------------------



I. GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

                             PURCHASES     SALES
---------------------------------------------------
Stellar Fund                $44,076,721 $55,238,141
Relative Value Fund          41,268,418  22,618,594
Market Capitalization Fund   34,830,669           0
Growth Equity Fund           31,030,859  38,069,796
Capital Appreciation Fund    46,531,695  48,606,404
International Equity Fund    42,778,970           0
---------------------------------------------------

(6) CONCENTRATION OF CREDIT RISK

The Stellar Fund invests in equity and fixed income securities of non-U.S. issuers. Although, the Stellar Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1998, the diversification of industries was as follows:

                 PERCENT OF
   INDUSTRY      NET ASSETS
---------------------------
Basic Industry      0.48%
Capital Goods       2.20%
Consumer Cyclic     1.69%
Consumer Staple     2.45%
Energy              1.22%
Finance             3.31%
Health Care         1.40%
Miscellaneous       0.66%
Technical           1.26%
Transportation      0.64%
Utilities           1.53%

-------------------------------------------------------------------------------

(7) YEAR 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.


Trustees

Thomas L. Conlan Jr.

Edward C. Gonzales

Dr. Alfred Gottschalk

Dr. Robert J. Hill

Dawn M. Hornback

Lawrence M. Turner

William H. Zimmer III


Officers

Edward C. Gonzales
 PRESIDENT AND TREASURER
Joseph S. Machi
 VICE PRESIDENT AND ASSISTANT TREASURER
C. Grant Anderson
 SECRETARY

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government or the Federal Deposit Insurance Corporation. Investment in mutual funds involves investment risk, including the possible loss of principal.

 Thisreport is authorized for distribution to prospective investors only when preceded or accompanied by the Trust's prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.


                                                  ------------------------------
                                 STAR BANK, N.A
                               Investment Adviser
Cusip 854911609                                  ------------------------------
Cusip 854911708                                    FEDERATED SECURITIES CORP.
Cusip 854911401                                           Distributor
Cusip 854911773                                  ------------------------------
Cusip 854911831 Cusip 854911799 Cusip 854911864 Cusip 854911823 Cusip 854911807
Cusip 854911815

G00446-01 (7/98)
6050TR